Exhibit 10.16

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	RATING
DO-C1
2. CONTRACT (Proc. Inst. Ident.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
SP0300-03-D-Z107	MAR 31, 2003	ARS02086000100

5. ISSUED BY	CODE	SP0300	6. ADMINISTERED BY (if other than Item 5)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC Indianapolis
700 Robbins Avenue	DCMDE-GETB/T.Lira
Philadelphia, PA 19111	615 E. Houston Street
DSCP-HRAA, F. Tallent 215-737-2969	P.O. Box 1040
FAX 7774	San Antonio, TX 78294-1040

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP Code)	8.	DELIVERY
☒ FOB ORIGIN	☐ OTHER (See below)
The Wornick Company
Right Away Division
200 N. 1st Street	9.	DISCOUNT FOR PROMPT PAYMENT
P.O. Box 55
McAllen, TX 78505-0055	0.25% 13 days, Net 30 days

10.	SUBMIT INVOICES
(4 Copies unless otherwise	ITEM
specified) TO THE
ADDRESS SHOWN IN:
CODE 060120	FACILITY CODE	See block # 12

11. SHIP TO/MARK FOR	CODE	12. PAYMENT WILL BE MADE BY	CODE	SC1024

DFAS-Columbus Center
West Entitlement Operations
P.O. Box 182381
See Schedule	Columbus, OH 43218-2831

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	14. ACCOUNTING AND APPROPRIATION DATE

☒ 10 USC 2304(C) (3)	☐ 41 USC 263(C) ( )	SG97X4930.5CS0 01 26.0 S33150

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
0001	Meal, Ready-to-Eat, Individual MRE XXIII	1,312,500	BX	$52.14	68,433,750.00
	NSN: 8970-00-149-1094

0002	Humanitarian Daily Ration HDR	250,000	BX	$38.50	9,625,000.00
	NSN: 8970-01-375-0516
	FOB: Origin
	Inspection/Acceptance at Origin
		15G. TOTAL AMOUNT OF CONTRACT			$78,058,750.00

16. TABLE OF CONTENTS

☒	SEC.	DESCRIPTION	☒	SEC.	DESCRIPTION	PAGES(S)
PART I - THE SCHEDULE			PART II - CONTRACT CLAUSES
	A	SOLICITATION/CONTRACT FORM		I	CONTRACT CLAUSES
	B	SUPPLIES OR SERVICES AND PRICES/COST	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
	C	DESCRIPTION/SPECS/WORK STATEMENT		J	LIST OF ATTACHMENTS
	D	PACKAGING AND MARKING	PART IV - REPRESENTATIONS AND INSTRUCTIONS
	E	INSPECTION AND ACCEPTANCE		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
	F	DELIVERIES OR PERFORMANCE
	G	CONTRACT ADMINISTRATION DATA		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
	H	SPECIAL CONTRACT REQUIREMENTS		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☐      CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return                   copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein.  The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☒      AWARD (Contractor is not required to sign this document.)  Your offer on Solicitation Number SP0200-R-7049 CONTINUED ON SCH. PAGE *. including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any certification sheets.  This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract.  No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)	20A. NAME OF CONTRACTING OFFICER

JAMES A. LECOLLIER

19B. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA

BY	BY	/s/ James A. Lecollier	20C. DATE SIGNED
(Signature of person authorized to sign)	(Signature of Contracting Officer)
3/31/03
STANDARD FORM 26 (REV.4-85)(EG)
NSN 7540 01-152-8069	26.107	Prescribed by GSA
PREVIOUS EDITION UNUSABLE	PerFORM (DLA)	FAR (48 CFR) 53.214(a)

1

Section “B” Supplies/Services and Prices

Base Year

The effective period of this contract is from date of award through Dec 31, 2003.

LINE	ITEM/DESCRIPTION	UNIT PRICE	F.O.B.

0001	Meal, Ready-to-Eat, Individual	$52.14	Origin
	NSN: 8970-00-149-1094

Minimum Quantity:	875,000 BX
Minimum Dollar Value:	$45,622,500.00

Maximum Quantity:	1,312,500 BX
Minimum Dollar Value:	$68,433,750.00

0002	Humanitarian Daily Ration	$38.50	Origin
	NSN: 8970-01-375-0516

Minimum Quantity:	10,000 BX
Minimum Dollar Value:	$385,000.00

Maximum Quantity:	250,000 BX
Maximum Dollar Value:	$9,625,000.00

Inspection and Acceptance points for this contract shall be as follows:

ITEM	INSPECTION	ACCEPTANCE

0001	Origin	Origin
0002	Origin	Origin

* Amendments 1- 3 all contractor and government correspondence including final revised letter dated 2/26/03

2

Places of Performance and Inspection Offices:

PLACE OF PERFORMANCE	INSPECTION OFFICES
The Wornick Company	Army Veterinary Inspection Activity
Right Away Foods	(AVI)
200 North 1st Street
McAllen, TX 78501
INSPECTION OFFICE
CODE: VG073 Officer-in-Charge USDA-AMS-PPB-FV 117 South Westgate Weslaco TX 78596-6424

Retort Items:

PLACE OF PERFORMANCE	INSPECTION OFFICE
The Wornick Company Prepared Foods Division 10825 Kenwood Road Cincinnati, Ohio 45242	CODE: VG073 Officer-in-Charge USDA-AMS-PPB-FV 117 South Westgate Weslaco TX 78596-6424
Miscellaneous Items:

PLACE OF PERFORMANCE	INSPECTION OFFICE
TransPackers, Inc. 419 Vandervoort Ave Brooklyn, NY 11222-5313	Officer-in-Charge USDA-AMS-PPB-FV 4318 N. Technology South Bend IN 46628

PLACE OF PERFORMANCE	INSPECTION OFFICE
Sterling Foods Inc. 1075 Orion Parkway San Antonio, TX 78216	USDA, AMS, PPB-FV Park Plaza Prof. Bldg., Ste 304 622 Georges Road North Brunswick NJ 08902-3313

INSPECTION OFFICE
Officer-in-Charge USDA-AMS-PPB-FV 117 South Westgate Weslaco TX 78596

3

PLACE OF PERFORMANCE PORTIONPAC 1609 Stone Ridge Drive Stone Mountain, GA 30083	INSPECTION OFFICE USDA, AMS, FV, PPB Scott Ball, OIC Phoenix Center Office Park 1651 Phoenix Blvd. Ste. 1 College Park, GA 30349-5552 770-909-6780

PLACE OF PERFORMANCE Interbake Foods Inc. 900 Terminal PL Richmond, VA 23261	INSPECTION OFFICE Kathryn G. Hernandez, OIC USDA, AMS, FV, PPB 1 North 14th St., Room 332 Richmond, VA 23219-3601

PLACE OF PERFORMANCE Jianas Brothers Packaging Co. 2533 Southwest Blvd. Kansas City, MO 64108-2395	INSPECTION OFFICE USDA, AMS, FV, PPB Dwain Parrish, OIC 3622 Moreland Drive Weslaco, TX 78596-9131 956-514-5562

Flameless Ration Heater:

PLACE OF PERFORMANCE Trutech, Inc. 680 Elton Street Riverhead, NY 11901-2585	INSPECTION OFFICE DCMA Long Island 605 Stewart Avenue Garden City, NY 11530-4761 516-228-5720

4

Authorized Production Standards:

ITEM	LOT NUMBER
Bean & Rice Burrito	2140
Beef Enchiladas	2155A
Beef Patty	2144AC
Beef Ravioli	2156AB
Beef Roast w/Vegetables	2196AA
Beef Steak w/Mushrooms	2201CA
Beef Stew	2137FD
Beef Teriyaki	2304CA
Boneless Pork Rib	2164CA
Cheese Tortellini	2156AG
Chicken w/Cavetelli	2137AD
Chicken w/Noodles	2163AC
Chicken w/Salsa	2184AA
Chili & Macaroni	2206AG
Chicken Tetrazinni	2169AE
Chicken Breast Fillet	2144AC
County Captain Chicken	2122AH
Jambalaya	2308CA
Meatloaf w/Gravy	2298CA
Pasta w/Vegetables	2157FF
Spaghetti w/Meat Sauce	2164AE
Thai Chicken	2221CA
Turkey Breast Pot/Gravy	2158AF
Vegetable Manicotti	2192CA
Applesauce (Type 1)	2172AE
“ Rasp. (Type VI)	2179AB
Applesauce Carbo Enhance.	2200CA
Beef Snacks	2171, 2199
Buttered Noodles	2128AC
Cappuccino, French Van.	223CHA02, 2207, 2137
“ Mocha	223CHA02, 2207, 2121
Chocolate Chip Cookies	2221, 2218T
“ Mint Cookies	2235
“ Disc Cookie	2231, 2218F, 2218T
“ Sports Bar	2192
Clam Chowder	2183CA
Crackers, Plain	2198, 3002
“ Vegetable	2169, 3002

5

ITEM	LOT NUMBER
Fig Bar	2170, 2168
Hot Sauce	2211
Mashed Potatoes	2303CB
Minestrone (Stew)	2100AC
Noodles, Chow Mien	2198
Nut Raisin Mix	2191
Oatmeal Cookie	2222, 2218T, 2218F
Potato Sticks	2213
Pretzels	2196
Pretzels Ch Fill. Chdr	2129
“ Ncho	2142
Red Pepper, Ground	2173
Rice Mexican	2130AG
“ Yellow/Wild Pilaf	2127AD
Roasted Peanuts	2165, 2205
Seasoning Blend, Salt Free	21432
Van. Sug. Cr. Wafer Cook.	2191, 2179
Western Beans	2115A
Dairy Shake Vanilla	2207, 2162
“ Strawberry	2205, 2163
“ Chocolate	2196, 2165
Barbecue Sauce	2191
Picante Sauce	2168
Flameless Ration Hearers	2217

* Did not obtain an acceptable rating and cannot be used until an acceptable rating is achieved.

CONTRACT OPTIONS

This contract contains two one-year option periods for the above line items. The Government may exercise the contract options to include any, one, or all of the contract line items. If the Government exercises its option(s), the effective period of the contract may be extended as follows:

The effective period of option year one is from date of award through 365 days thereafter.

The effective period of option year two is from date of award through 365 days thereafter.

6

ITEM 0001	MINIMUM QUANTITY	MAXIMUM QUANTITY
Option Year One	*500,000 BX	*

Option Year Two	*500,000 BX	*

ITEM 0002	MINIMUM QUANTITY	MAXIMUM QUANTITY
Option Year One	*10,000 BX	250,000 BX

Option Year Two	*10,000 BX	250,000 BX

If the option year is invoked the contract minimum and maximum quantity will be established in accordance with Section M-6, Page 126, of the solicitation.

ITEM 0001	UNIT PRICE
Option Year One	**
Option Year Two	**

ITEM 0002	UNIT PRICE
Option Year One	$39.00 BX
Option Year Two	$39.50 BX

**The unit price for the MRE option year prices will be established at the time the option is exercised. These prices will utilized the price tiers submitted under the final revised proposal dated February 23, 2003. The quantity that is awarded will establish the basic unit price. Additional orders above the minimum will be priced I/A/W those prices submitted in response to Section L-3(c)(3) of solicitation SP0300-02-R-7049.

Unit prices for initial order quantities shall be as submitted in awarded final revised offers under provision L-3 (c) (4) of the contract. It should be noted that each offeror’s prices for all tiers for each option year submitted in their final revised proposal remain in effect.

The contractor is alerted to the fact that delivery order SP0300-03-D-Z107/0001 covering the allocated share of the Governments Overall Minimum Quantity Requirement cited in the solicitation is hereby issued concurrently, although under separate cover, with this award.

REMITTANCE ADDRESS:

Texas State Bank c/o Ms. Susan Dietz

3700 North 10th Street

P.O. Box 4797

McAllen, TX 78502

7

DEFENSE LOGISTICS AGENCY DEFENSE PERSONNEL SUPPORT CENTER 2800 SOUTH 20TH STREET PHILADELPHIA, PENNSYLVANIA 19145-5099

IN REPLY

REFER TO

DPSC-HRAA	March 31, 2003

SUBJECT:	Special Instructions Pertaining to Defense Personnel Support Center Contract No. SPO300-03-D-Z107
Contractor THE WORNICK COMPANY/RIGHT AWAY DIV.

To:	DOMC SAN ANTONIO, 615 E. HOUSTON ST., PO BOX 1040, SAN ANTONIO, TX 78294-1040

REFERENCE: FAR 42.302.  Instructions are applicable only if ☒ is entered below:

1. ☐        Inspection is to be performed under the Subsistence Inspection Manual, DPSCM 4155.6, by the Veterinary Corps or U.S. Department of Agriculture.

2. ☐        Quality Assurance is to be performed by the cognizant DCMAO.

3. ☐        Government Furnished Property (GFP) clause is applicable to this contract and forms a part of this letter.  The CAO will accomplish negotiation and supplemental agreements to effect contract settlement and closeout. The contracting officer will provide disposition and shipping instructions on excess inventory.  A copy of the closed and audited official GFP record will be provided to the contracting officer within 30 days of contract completion.

4. ☒        Authority is delegated to effect contract modifications, including negotiations for:

☒ Administrative changes. ☐ Change orders pursuant to modified shipping instructions or diversions.

☐ Supplemental Agreements resulting from change orders issued under the Changes clause (excluding acceptance of nonconforming supplies).

   ☒ Supplemental Agreements to revert F.O.B. destination shipments to F.O.B. orgin, and price adjustment therefor, under DPSC clause 52.247-9P15 when seavan through container shipment becomes applicable.

5. ☐        Disposition of food supplies in the hands of a contractor as GFP which are damaged, scrap, salvage, deteriorated, spoiled, contaminated, unwholesome or other potential health hazard, based upon the contracting officer directions.

6. ☐        Approval/disapproval of contractor requested appeal inspection or reinspections.

7. ☒        Provide one copy of all reports of damaged receipts and a copy of the final disposition instructions to DPSC- HONI.

8. ☒        Material Release Orders for removal of nonconforming supplies by contractors from storage points will be issued by DPSC-HONI.

9. ☐        This contract is assigned for inspection only.

10. ☒      For each potential or actual delinquency against this contract (unless previously reported) immediately forward DD Form 375-2 (Flash Notice) to this Center addressed to DPSC-HONI and mark for ATTN: DPSC-HONI.  In addition, whenever DD Form 375c, Production Progress Report (Continuation) is required by Defense FAR Supplement 242.1107(b)(iv), forward report in duplicate addressed to DPSC-HONI. Mark one copy: “Contracting Officer’s copy, ATTN: DPSC-         ”, mark other copy: “IM copy, addressed to Attn: DPSC-HONI.”  Electronically transmitted reports will be marked to attention Contracting Officer and IM as indicated above.

11. ☐      If the contractor is a small business and requires assistance to perform in accordance with contract terms and conditions, the ACO shall coordinate with the local SBA office and establish a joint team to provide the necessary technical and management assistance.  If specialized technical expertise is required, the ACO may direct a request to the contracting officer.

12. ☐      This is the first award to this Small Disadvantaged Business (SDB) or the first for theItem being procured.  Request a postaward orientation conference be conducted in accordance with FAR 42.501(b).  If a recent postaward conference has been performed with this SDB, a letter or other form of written communication may be used in lieu of a conference as long as a copy of the communication is furnished to the undersigned.

13. ☒      The following functions are retained by contracting office:

a.     Sanitary plant approval.

b.     Claims other than those pertaining to (i) shipment discrepancies or damage of astray shipments; (ii) government created plant or manufacturing stoppage.

c.     Changes in contract terms relating to scope of work, schedule, item price (except under 4 above) or technical specifications.

d.     Decision to accept/reject nonconforming supplies offered for waiver action.

e.     Warranty action under the warranty clause for items accepted and delivered.

f.      Contractual determinations resulting from reported unsanitary plant conditions.

g.     Authorization and payment of USDA costs for reinspection and appeal inspections.

h.     Production Status on Ration Assembly contracts.

NOTE:    The contracting officer may be reached by telephone Area Code 215-737-3625. (DSN: 444-3625).

☒            Copies of this Contract have been furnished:

NO. COPIES	DCMD CODE	USDA CODE

5	S4404A

5	SC1024

VET CORPS CODE.

/s/ James A. Lecollier
JAMES A. LECOLLIER
CONTRACTING OFFICER

DPSC FL	1784-3A	[RECYCLED SYMBOL]
SEP 94	Federal Recycling Program	Printed on Recycled Paper
ON JAN 92 OBSOLETE

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00001	APR 03, 2003	ARS02086000100

6. ISSUED BY	CODE	SP0300	7. ADMINISTRED BY (if other thanItem 6)	CODE	S4404A

DEFENSE SUPPLY CENTER PHILADELPHIA	DCMC San Antonio
700 ROBBINS AVENUE - BLDG. #6B098	615 E. Houston Street
PHILADELPHIA, PA 19111-5092	P.O. Box 1040
BUYER: F. Tallent/215-737-2969/DSCP-HRAA	San Antonio, TX 78294

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	03-31-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
TG: 97X4630.5CS0 01 26.0 S33150	ITEM: MRE	AMT OF MOD: NO CHANGE

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII: NSN: 8970-00-149-1094

I. All terms and conditions of subject contract remain the same except for the following:

SEE PAGE 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	4/3/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

A.)  Solicitation SP0300-02-R-7049, page 86 of 130, shall be modified as follows:

1.     The following location shall be added to Place of Performance Clause 52.216-6 (Oct 1997).

The Wornick Company/Right Away Division

200 N. 1st Street

McAllen, TX 785001-8700

B.)   The alternate production location applies to the pouching of the following Products:

Applesauce

Raspberry Applesauce

2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00002	JUNE 18, 2003	ARS02-186-000100

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA/Debbie Beller	San Antonio, TX 78294
Telephone: 215-737-2967 Fax: 215-737-7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	03/31/03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                                                       copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	Far Clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094

I. All terms and conditions of the subject contract remain the same except for the following:

(Continued on Page 2)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	6/18/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SP0300-03-D-Z107/P00002
The Wornick Company/Right Away Division

A.    The following changes should apply to assembly TDP MRE 23:

Tab 4, p.8, C-2 Prime Document: Delete “A-A-20295 dated September 30, 1999” and insert “20295A dated 27 November 2002” w/change 01 dtd 12 Jun 03.

II.    If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO with 30 days. If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased cost to the Government or the contractor. This does not waive any right of the ACO to review this mod and proceed with a formal finalization of this modification.

2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00003	JULY 1, 2003	ARS02-086-000100

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA/Debbie Beller	San Antonio, TX 78294
Telephone: 215-737-2967 Fax: 215-737-7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	03/31/03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	Far Clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094

1. All terms and conditions of the subject contract remain the same except for the following:

(Continued on Page 2)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	7/1/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

A.    The following changes to the PDM lot numbers stated on pages 5, 6 & 7 of subject contract are applicable:

Beef Snacks – Lot 3071

Cappuccino, French Vanilla – Lot 2137

Cappuccino, Mocha – Lot 2121

Chocolate Chip Cookies – Lot 2218T

Chocolate Mint Cookies – Lot 3087

Chocolate Disc Cookie – Lot 2218T

Chocolate Sports Bar – Lot 2213M MLO

Crackers, Plain – Lot 2198

Crackers, Vegetable – Lot 2169

Dairy Shake, Choc. – Lot 2196

Dairy Shake, Straw. – Lot 2205

Dairy Shake, Van. – Lot 2207

Fig Bar – Lot 2168

Hot Sauce – Lot 2211

Oatmeal Cookie – Lot 2218T

Potato Sticks – Lot 2197

Pretzels – Lot 2196

Pretzels Ch. Fill. Chder – Lot 2177

Pretzels Ch. Fill Ncho – Lot 2178

Roasted Peanuts – Lot 2205

Seasoning Blend, Salt Free – Lot 2165

Van. Sug. Cr. Wafer Cook. - Lot 2191

Boneless Pork Rib – Lot 3142 AD

B.    All other PDM lot numbers remain as stated on pages 5 and 6 of subject contract.

2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00004	JULY 1, 2003	ARS02-086-000100

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA/Debbie Beller	San Antonio, TX 78294
Telephone: 215-737-2967 Fax: 215-737-7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Company Right Away Division 200 North First Street McAllen TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	03/31/03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning    copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided set telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDER, IT MODIFIES THE CONTRACT/ORDER MO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	Far Clause 52,243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094

I. All terms and conditions of subject contract remain the same except for the following:

(Continued on Page 2)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	7/1/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	Per FORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SP0300-03-D-Z107/P00004
The Wornick Company/Right Away Division

A.    The following wording concerning Pallet HT Certification requirements which includes language to accommodate “hardwood and mixed (hardwood/coniferous wood) pallet” concerns, is hereby incorporated into subject solicitation:

“All wooden pallets and wood containers produced entirely or in part of non-manufactured softwood species shall be constructed from Heat Treated (HT to 56 degrees Centigrade for 30 minutes) coniferous material and certified accordingly by an accredited agency recognized by the American Lumber Standard Committee, Incorporated (ALSC) in accordance with the latest revision of ALSC Non-manufactured Wood Packing Policy, and Non-manufactured Wood Packing Enforcement Regulations (see URL: http://www.alsc.org/.) All wooden pallets and containers produced entirely of non-manufactured hardwood species shall be identified by a permanent marking of “NC-US,” 1.25 inches or greater in height, accompanied by the Cage code of the pallet/container manufacturer and the month and year of the contract. On pallets, the marking shall be applied to the stringer or block on diagonally opposite sides of the pallet and be contrasting and clearly visible. On containers, the marking shall be applied on a side other than the top or bottom, contrasting and clearly visible.”

NOTE: Pallet suppliers who are in need of a commercial and government Entity (CAGE) code, in order to meet the above cited marking requirement, must submit the following information to the appropriate DSCP-H Contract Administrator through the prime Contractor:

(5) Complete Company (Pallet Manufacturer’s) Name

(6) Pallet manufacturer’s Full Address

(7) Pallet manufacturer’s Point of Contact (POC)

(8) Pallet manufacturer’s phone number

DSCP-H will advise the Prime Contractor of the Pallet Manufacturer’s assigned code.

II.    If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days. If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased cost to the Government or the contractor. This does not waive any right of the ACO to review this mod and proceed with a formal finalization of this modification.

2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00005	JULY 1, 2003	ARS02-086-000100

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA/Debbie Beller	San Antonio, TX 78294
Telephone: 215-737-2967 Fax: 215-737-7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	03/31/03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Date (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	Far Clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF;

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094

(Continued on Page 2)

I. All terms and conditions of the subject contract remain the same except for the following:

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	7/1/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SP0300-03-D-Z107/P00005
The Wornick Company/Right Away Division

A. Tab 5, p.46, Clam Chowder, add following changes to PCR-C-045:

(2)   Drained weight.

a. Change to read: “Diced potato, onion and celery. The average drained weight of potato, onion and celery shall not be less than 1.4 ounces. The drained weight of diced potato, onion and celery in an individual pouch shall be not less than 1.1 ounces.”

b. Chopped clams.  The average drained weight shall be not less than 0.7 ounces. The drained weight of the clam pieces in an individual pouch shall be net less than 0.5 ounces.

TABLE I. Product defects Weight

Minor defect 208

Change to read: “Drained weight of diced potato, onion and celery in an individual pouch less than 1.1 ounces. (5)”

Minor defect 209

Change to read: “Drained weight of clam pieces in an individual pouch less than 0.5 ounces. (6)”

Footnote (5)

Change to read: “Sample average drained weight of diced potato, onion and celery less than 1.4 ounces shall be cause for rejection of the lot.”

Footnote (6)

Change to read: “Sample average drained weight of clam pieces less than 0.7 ounces shall be cause for rejection of the lot.”

II.    If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days. If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased cost to the Government or the contractor. This does not waive any right of the ACO to review this mod and proceed with a formal finalization of this modification.

2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00006	JULY 1, 2003	ARS02-086-000100

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other thanItem 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA/Debbie Beller	San Antonio, TX 78294
Telephone: 215-737-2967 Fax: 215-737-7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	03/31/03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930. 5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	Far Clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094

1. All terms and conditions of the subject contract remain the same except for the following:

(Continued on Page 2)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	7/1/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SP0300-03-D-Z107/P00006
The Wornick Company/Right Away Division

A.           Tab 4, p. 32, add following change: Page 5, para. 3.4.1, line three, after “Requirements.”, delete “Heater” and insert “When the sintering process is used to form heater pads, the sintered heater”

B.             Tab 6, page 20, section E-1-B-5., Table IV:

Delete “(2) Select a minimum of one pouch from each retort load. Select pouches from different areas within the retort. For a continuous cooking process, an inspection level of S-3 shall be used to establish sample size.” and insert “Unless more samples are required by the applicable CFR, select a minimum of one pouch from each retort load or for hot filled products, select a minimum of one pouch per batch. For continuous cooking, select samples in accordance with the applicable CFR.”

II.             If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days. If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased cost to the Government or the contractor. This does not waive any right of the ACO to review this mod and proceed with a formal finalization of this modification.

2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00007	JULY 1, 2003	ARS02-086-000100

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5092	PO Box 1040
DSCP-HRAA/Debbie Beller	San Antonio, TX 78294
Telephone: 215-737-2967 Fax: 215-737-7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	03/31/03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	Far Clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094

I. All terms and conditions of subject contract remain the same except for the following:

(Continued on Page 2)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	7/1/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SP0300-03-D-Z107/P00007
The Wornick Company

A. Tab 4; Pages 1-2. Delete existing paragraph h and insert new paragraph language stated below.

New contract verbiage for approved sources requirements (for operational rations):

As required by 48 CFR 246.471-1, Subsistence, AR 40-657, Veterinary/Medical Food Inspection and Laboratory Service, DLAR 4155.3, Inspections of Subsistence Supplies and Services, Clause 52.246-9P31, “SANITARY CONDITIONS (JAN 1992) DSCP”, and as clarified by the Armed Forces Food Risk Evaluation Committee, 31 JAN 1996, all food components of Composite Operational Rations will originate from US Army Veterinary Command (VETCOM) sanitarily approved establishments. Acceptable sanitary approval is constituted by listing in VETCOM Cir 40-1, “Directory of Sanitarily Approved Food Establishments for Armed Forces Procurement”, published by VETCOM, or, in some cases and as determined by DSCP and VETCOM, an establishment inspected and approved by the U.S. Department of Agriculture (USDA) or the U.S. Department of Commerce (USDC) and possessing a USDA/USDC establishment number. This requirement applies to all material, Government Furnished (GFM) and Contractor Furnished (CFM) Operational Ration food components and to all Operational Ration types. Requests for inspection and “Directory” listing by VETCOM will be routed through DSCP-HR for coordination and action. Situations involving proprietary supply sources will be addressed as such, in coordination with the Chief, Approved Sources Division, VETCOM.

II. If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days. If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased cost to the Government or the contractor.  This does not waive any right of the ACO to review this mod and proceed with a formal finalization of this modification.

2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00007	AUG 8, 2003

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA/Debbie Beller	San Antonio, TX 78294
Telephone: 215-737-2967 Fax: 215-737-7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	07/10/00

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: Increase - See Page 2

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	Far Clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MCW - NSN: 8970-01-467-1753
LRP - NSN: 8970-01-467-1749

I. See page two for text:

(Continued on Page 2)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	8/8/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SP0300-03-D-Z107/P00007
The Wornick Company/Right Away Division

A.           Pursuant to AS8CA No. 53615, a final Settlement Agreement, arising from a warranty action, has been reached between The Defense Supply Center Philadelphia and The Wornick Company, Inc. as of February 05, 2003. The settlement agreement is incorporated under subject modification P00007 to contract SP0300-00-D-Z107. Final payment of monies due as a result of this agreement, $128,896.00 plus interest under the Contract Disputes Act, 41 U.S.C. 611, on that amount from December 1, 2001 to the date of payment in full satisfaction of this claim, shall be paid within 10 days of the effective date of subject modification.

2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00008	AUG 7, 2003	ARS02-086-000100

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA/Debbie Beller	San Antonio, TX 78294
Telephone: 215-737-2967 Fax: 215-737-7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	03/31/03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	Far Clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094

I. All terms and conditions of the subject contract remain the same except for the following:

(Continued on Page 2)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	8/7/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SP0300-03-D-Z107/P00007
The Wornick Company/Right Away Division

A.            Tab 5, page 46, under Clam Chowder, PCR-C-045, add following changes:

C-2, D, (1), line 2, after “clams” Insert (or fifty percent chopped sea clams and fifty percent ocean clams (Quahogs)

C-2, D, (2), at end of second sentence, Add “Quahogs shall meet the same requirements as the sea clams.”

C-3, B, After “Drained chopped clams” Insert (1). After the formula; Insert Footnote (1) See C-2, D, (1) &(2).

II.             If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days. If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased cost to the Government or the contractor. This does not waive any right of the ACO to review this mod and proceed with a formal finalization of this modification.

2

PCR-C-045
25 October 2001
W/ CHANGE 05 25 July 03

SECTION C

This document covers thermostabilized New England-style clam chowder, packaged in a flexible pouch for use by the Department of Defense as a component of operational rations.

C-1   ITEM DESCRIPTION

PCR-C-045 CLAM CHOWDER, NEW ENGLAND-STYLE, PACKAGED IN A FLEXIBLE POUCH, SHELF STABLE

C-2  PERFORMANCE REQUIREMENTS

A.           Product standard. A sample shall be subjected to first article or product demonstration model inspection as applicable, in accordance with the tests and inspections of Section E of this Performance-based Contract Requirements document.

B.             Commercial sterility. The packaged food shall be processed until commercially sterile.

C.             Shelf life. The packaged food shall meet the minimum shelf life requirement of 36 months at 80°F.

D.            Appearance.

(1)          General. The New England-style clam chowder shall be a uniform mixture of diced potatoes, chopped sea clams for fifty percent chopped sea clams and fifty percent ocean clams (Quahogs), chopped onion and celery in a creamy sauce. The packaged food shall be free from foreign materials.

(2)          Sea Clams. The sea clams shall be coarsely chopped and shall be practically free of shell or shell fragments. The clam pieces shall have a light tan color typical of cooked sea clams. Quahogs shall meet the same requirements as the sea clams.

(3)          Potatoes. The potatoes shall be dice sizes typically produced by a 3/8 inch dicer setting. The potato dices shall have a cooked potato color.

(4)          Sauce. The sauce shall be a cream color.

E.              Odor and flavor. The packaged food shall have an odor and flavor of processed New England-style clam chowder. The packaged food shall be free from foreign odors and flavors.

F.              Texture.

(1)          Chopped clams. The cooked sea clam pieces shall be firm and slightly chewy.

(2)          Potatoes. The potato dices shall be slightly soft to slightly firm.

(3)          Sauce. The sauce shall be smooth and moderately thick.

G.             Weight.

(1)          Net weight. The average net weight shall be not less than 5.0 ounces. No individual pouch shall have a net weight of less than 4.5 ounces.

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PCR-C-045
25 October 2001
W/ CHANGE 05 25 July 03

(2)          Drained weight.

a.               Diced potato, onion and celery. The average drained weight of potato, onion and celery shall be not less than 1.4 ounces. The drained weight of diced potato, onion and celery in an individual pouch shall be not less than 1.1 ounces.

b.              Chopped clams. The average drained weight shall be not less than ounces. The drained weight of the clam pieces in an individual pouch shall be not leas than 0.5 ounces.

H.            Palatability and overall appearance. The finished product shall be equal to or better than the approved product standard in palatability and overall appearance.

I.                 Analytical requirements.

(1)          Fat content. The fat content shall be not greater than 5.0 percent.

(2)          Salt content. The salt content shall be not less than 0.5 percent and not greater than 1.3 percent.

C-3  MISCELLANEOUS INFORMATION

THE FOLLOWING IS INFORMATION ONLY TO PROVIDE THE BENEFIT OF PAST GOVERNMENT EXPERIENCE. THIS IS NOT A MANDATORY CONTRACT REQUIREMENT.

A.           Ingredients/formulation. Ingredients and formulation percentages for the sauce may be as follows:

Ingredients	Percent by weight
Water and clam broth	84.27
Dry cream	4.91
Modified high opacity starch (1)	4.25
Powdered vegetable shortening	2.90
Dehydrated chopped onion	2.20
Salt (2)	0.67
Dehydrated chopped celery	0.67
Ground white pepper	0.13

(1)          The total amount of starch in the sauce formula may be adjusted, if necessary, to ensure compliance with the finished product viscosity requirements.

(2)          The total amount of salt in the sauce formula may be adjusted as necessary to produce a product that complies with the finished product salt requirement.

B.             Product preparation. Percentages for product preparation may be as follows:

Ingredients	Percent by weight
Sauce	66.00
Dehydrofrozen diced (3/8 inch) potatoes, blanched	19.00
Drained chopped clams (1)	15.00

(1)  See C-2, D, (1), + (2).

NOTES:

Powdered vegetable shortening used was Centenial IX supplied by Diehl, Inc.

Dry cream used was Melocreme 720M, supplied by Kerry Ingredients

Canned chopped sea clams used were supplied by HALLSMITH SYSCO, Norton, MA

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PCR-C-045
25 October 2001
W/ CHANGE 05 25 July 03

Preparation.

Potatoes should be blanched to approximately 1.5 times the starting weight.

SECTION D

D-1  PACKAGING

Product shall be filled into pouches and each pouch shall be packed in a carton in accordance with MIL-PRF-44073, Packaging of Food in Flexible Pouches.

D-2  LABELING

A.           Pouches. Each pouch shall be clearly printed or stamped, in a manner that does not damage the pouch, with permanent black ink or any other contrasting color, which is free of carcinogenic elements. Prior to thermal processing of the pouches, the product name, lot number and filling equipment number shall be applied. All other marking may be applied before or after thermal processing.

(1) Product name (not less than 1/8 inch high).	Commonly used abbreviations may be used when authorized by the inspection agency.

(2) Pouch code includes: (1)

Lot Number
Filling equipment identification number
Official establishment number (for example, EST-38)
Retort identification number
Retort cook number

(1) The lot number shall be expressed as a four digit Julian code. The first digit shall indicate the year of production and the next three digits shall indicate the day of the year (Example, 25 October 2001 would be coded as 1298). The Julian code shall represent the day the product was packaged into the pouch and processed. Sub-lotting (when used) shall be represented by an alpha character immediately following the four digit Julian code. Following the four digit Julian code and the alpha character (when used), the other required code information shall be printed in the sequence as listed above

B.             Cartons.

(1)          The cartons shall be clearly printed on one of the largest panels with permanent black ink as follows:

Product name (7/32 to 9/32 inch block letters)

Ingredients

Net weight

Name and address of packer

Code (same as pouch code, see pouches) (1) (2)

USDA official inspection legend for the packer’s plant

“Nutrition Facts” label in accordance with the Nutrition Labeling and Education Act (NLEA) and all applicable FDA/USDA regulations

(1) Code may be ink printed on any outside carton panel. Code may be embossed on any outside carton panel except the largest panels of the carton.

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PCR-C-045
25 October 2001
W/ CHANGE 05 25 July 03

(2)          Official establishment number not required in carton code.

(2)          Military nutrition information entitled “Military Rations Are Good Performance Meals” shall be printed on the entree cartons large panel opposite to the panel printed with the data in D-2, B, (1) above. The information, provided by the contracting officer, shall be clearly printed with permanent black ink in an area no smaller than 3-3/4 inches by 5-3/4 inches.

D-3 PACKING

A.           Packing for shipment to ration assembler. Seventy-two pouches (of the same product) in cartons shall be packed flat or on edge in a snug-fitting fiberboard shipping container conforming to style RSC, type CF, class domestic, grade 200 of ASTM D 5118, Standard Practice for Fabrication of Fiberboard Shipping Boxes. Each container shall be securely closed in accordance with ASTM D 1974, Standard Practice for Methods of Closing, Sealing, and Reinforcing Fiberboard Shipping Containers.

D-4 MARKING

A.           Shipping containers. Shipping containers shall be marked in accordance with DPSC Form 3556, Marking Instructions for Shipping Cases, Sacks and Palletized/Containerized Loads of Perishable and Semiperishable Subsistence.

SECTION E INSPECTION AND ACCEPTANCE

The following quality assurance criteria, utilizing ANSI/ASQC Zl.4-1993, Sampling Procedures and Tables for Inspection by Attributes, are required. When required, the manufacturer shall provide the certificate(s) of conformance to the appropriate inspection activity. Certificate(s) of conformance not provided shall be cause for rejection of the lot.

A.           Definitions.

(1)          Critical defect. A critical defect is a defect that judgment and experience indicate would result in hazardous or unsafe conditions for individuals using, maintaining, or depending on the item; or a defect that judgment and experience indicate is likely to prevent the performance of the major end item, i.e., the consumption of the ration.

(2)          Major defect. A major defect is a defect, other than critical, that is likely to result in failure, or to reduce materially the usability of the unit of product for its intended purpose.

(3)          Minor defect. A minor defect is a defect that is not likely to reduce materially the usability of the unit of product for its intended purpose, or is a departure from established standards having little bearing on the effective use or operation of the unit.

B.             Classification of inspections. The inspection requirements specified herein are classified as follows:

(1)          Product standard inspection. The first article or product demonstration model shall be inspected in accordance with the provisions of this document and evaluated for overall appearance and palatability. Any failure to conform to the performance requirements or any appearance or palatability failure, shall be cause for rejection of the lot. The approved first article or product demonstration model shall be used as the product standard for periodic review evaluations. All food components that are inspected by the USDA shall be subject to periodic review sampling and evaluation. The USDA shall

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PCR-C-045
25 October 2001
W/ CHANGE 05 25 July 03

select sample units during production of contracts and submit them to the following address for evaluation:

US Army Soldier & Biological Chemical Command

Soldiers System Ctr., Natick Soldier Center

Attn: AMSSB-RCF-F(N)

15 Kansas Street

Natick, MA 01760-5018

One lot shall be randomly selected during each calendar month of production. Six (6) sample units of each item produced shall be randomly selected from that one production lot. The six (6) sample units shall be shipped to Natick within five working days from the end of the production month and upon completion of all USDA inspection requirements. The sample units will be evaluated for the characteristics of appearance, odor, flavor, texture and overall quality.

(2)          Conformance inspection. Conformance inspection shall include the examinations/tests and methods of inspection cited in this section and in Section 4 of MIL-PRF-44073.

E-5      QUALITY ASSURANCE PROVISIONS (PRODUCT)

A.           Product examination. The finished product shall be examined for compliance with the performance requirements specified in Section C of this Performance-based Contract Requirements document utilizing the double sampling plans indicated in ANSI/ASQC Z1.4 -1993. The lot size shall be expressed in pouches. The sample unit shall be the contents of one pouch. The inspection level shall be S-3 and the acceptable quality level (AQL), expressed in terms of defects per hundred units, shall be 1.5 for major defects and 4.0 for minor defects. Defects and defect classifications are listed in table I. For drained weight inspection, a separate set of pouches shall be selected from the lot using the same sampling criteria as above. The pouches shall be immersed in 140°F to 190°F water for 10 minutes prior to conducting the product examination and the drained weight inspection.

5

PCR-C-045
25 October 2001
W/ CHANGE 05 25 July 03

TABLE I. Product defects (1) (2) (3)

Category
Major	Minor	Defect
Appearance

101		Product not New England-style clam chowder consisting of a uniform mixture of diced potatoes, chopped sea clams (See C-2, D, (1) & (2), chopped onion and celery in a creamy sauce.

102		Shell or shell fragment measuring more than 0.3 inch in any dimension.

	201	Clam pieces not cooked sea clam color.

	202	Potato dices do not have a cooked potato color.

	203	Sauce not a cream color.

Odor and flavor

103		Odor or flavor not cooked New England-style clam chowder.

Texture

	204	Clam pieces not firm or not slightly chewy.

	205	Potato dices not slightly soft to slightly firm.

	206	Sauce not smooth or not moderately thick.

Weight

	207	Net weight of an individual pouch less than 4.5 ounces. (4)

	208	Drained weight of diced potato, onion and celery in an individual pouch less than 1.1 ounces. (5)

	209	Drained weight of clam pieces in an individual pouch less than 0.5 ounces. (6)

(1)          Presence of any foreign material such as, but not limited to dirt, insect parts, hair, wood, glass, metal, or mold, or foreign odors or flavors such as, but not limited to burnt, scorched, rancid, sour, or stale shall be cause for rejection of the lot.

(2)          Finished product not equal to or better than the approved product standard in palatability and overall appearance shall be cause for rejection of the lot.

(3)          Machine setting requirement for potato dices shall be verified with the producer’s certificate of conformance.

(4)          Sample average net weight less than 5.0 ounces shall be cause for rejection of the lot.

(5)          Sample average drained weight of diced potato, onion and celery less than 1.4 ounces shall be cause for rejection of the lot.

(6)          Sample average drained weight of clam pieces less than 0.7 ounces shall be cause for rejection of the lot.

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PCR-C-045
25 October 2001
W/ CHANGE 05 25 July 03

B.             Methods of inspection.

(1)          Commercial sterility. Testing for commercial sterility shall be in accordance with MIL-PRF-44073.

(2)          Shelf life. The contractor shall provide a certificate of conformance that the product has a 3 year shelf life when stored at 80°F. Government verification may include storage for 6 months at 100°F or 36 months at 80°F. Upon completion of either storage period, the product will be subjected to a sensory evaluation panel for appearance and palatability and must receive an overall score of 5 or higher based on a 9 point hedonic scale to be considered acceptable.

(3)          Net weight. The net weight of the filled and sealed pouches shall be determined by weighing each sample on a suitable scale tared with a representative empty pouch. Results shall be reported to the nearest 0.1 ounce.

(4)          Drained weight. The pouch contents shall be poured into a flat-bottom container. A minimum of three times the volume of the pouch of 180°F to 190°F water shall be added to the container so as to cover the contents. The contents and water shall be gently agitated so as to liquefy rendered fat and to remove the sauce without breaking the potato dices. The contents shall then be poured into a U.S. Standard No. 7 sieve in a manner that will distribute the product over the sieve without breaking the potato dices. The sieve area shall be such that the distributed product does not completely cover all the openings of the sieve. The sieve shall be tilted at approximately a 45° angle and allowed to drain for 2 minutes before determining the drained weight by subtracting the sieve tare weight from the gross weight. The drained weight shall be reported to the nearest 0.1 ounce.

(5)          Analytical. The sample to be analyzed shall be a composite of eight filled and sealed pouches that have been selected at random from one production lot. The composite sample shall be prepared and analyzed in accordance with the latest edition of the Official Methods of Analysis of AOAC International (OMA). Test results shall be reported to the nearest 0.1 percent. Verification will be conducted through actual testing by a Government laboratory. Any result not conforming to the analytical requirements shall be cause for rejection of the lot.

E-6      QUALITY ASSURANCE PROVISIONS (PACKAGING AND PACKING MATERIALS)

A.           Packaging and labeling.

(1)          Pouch material testing. The pouch material shall be examined for the characteristics listed in table I of MIL-PRF-44073. The lot size, sample unit, and inspection level criteria for each of the test characteristics are listed below. Any test failure shall be classified as a major defect and shall be cause for rejection of the lot.

Characteristic	Lot size expressed in	Sample unit	Inspection level
Oxygen transmission rate	yards	1/2 yard	S-l
Water vapor transmission rate	yards	1/2 yard	S-l
Camouflage	yards	1/2 yard	S-l
Thermal processing	pouches	1 pouch	S-2
Environmental conditions	pouches	1 pouch	S-2

(2)          Pouch examination. The pouches shall be examined for the defects listed in table II of MIL-PRF-44073.  The lot size shall be expressed in pouches. The sample unit shall be one thermal processed pouch. The inspection level shall be I and the AQL, expressed in terms of defects per hundred units, shall be 0.65 for major A defects, 2.5 for major B defects, and 4.0 for minor defects. Two hundred sample units shall be

7

PCR-C-045
25 October 2001
W/ CHANGE 05 25 July 03

examined for critical defects. The finding of any critical defect shall be cause for rejection of the lot.

(3)          Examination of pouch and carton assembly. The completed pouch and carton assemblies shall be examined for the defects listed in table III of MIL-PRF-44073. The lot size shall be expressed in units of completed assemblies. The sample unit shall be one pouch and carton assembly. The inspection level shall be S-3 and the AQL, expressed in terms of defects per hundred units, shall be 0.65 for major defects and 2.5 for minor defects. Fifty sample pouch and carton assemblies shall be examined for critical defects. The finding of any critical defect shall be cause for rejection of the lot.

B.             Packing.

(1)          Shipping container and marking examination. The filled and sealed shipping containers shall be examined for the defects listed in table II below. The lot size shall be expressed in shipping containers. The sample unit shall be one shipping container fully packed. The inspection level shall be S-3 and the AQL, expressed in terms of defects per hundred units, shall be 4.0 for major defects and 10.0 for total defects.

TABLE II. Shipping container and marking defects

Category
Major	Minor	Defect
101		Marking omitted, incorrect, illegible, or improper size, location sequence or method of application.

102		Inadequate workmanship. (1)

	201	Contents more or less than specified.

(1)          Inadequate workmanship is defined as, but not limited to, incomplete closure of container flaps, loose strapping, inadequate stapling, improper taping, or bulged or distorted container.

SECTION J REFERENCE DOCUMENTS

DPSC FORMS

DPSC FORM 3556	Marking Instructions for Shipping Cases, Sacks and Palletized/Containerized Loads of Perishable and Semiperishable Subsistence

MILITARY SPECIFICATIONS

MIL-PRF-44073	Packaging of Food in Flexible Pouches

NON-GOVERNMENTAL STANDARDS

AMERICAN SOCIETY FOR QUALITY (ASQ)

ANSI/ASQCZ1.4-1993 Sampling Procedures and Tables for Inspection by Attributes

AMERICAN SOCIETY FOR TESTING AND MATERIALS (ASTM)

D 1974	Standard Practice for Methods of Closing, Sealing, and Reinforcing Fiberboard Shipping Containers
D 5118	Standard Practice for Fabrication of Fiberboard Shipping Boxes

AOAC INTERNATIONAL	Official Methods of Analysis of the AOAC International

8

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00009	SEP 2, 2003	ARS02-086-000100

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (If other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. TALLENT	San Antonio, TX 78294
PH: 215-737-2969; Fx: 7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505
9B. DATED (SEE ITEM 11)
☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	03-31-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR CLAUSE 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094

(Continued on Page 2)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A Lecollier	9/2/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

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SP0300-03-DZ107/P00009
The Wornick Co.
Right Away Division

A.           The following changes are applicable to the MRE 23 technical data package:

1.              Tab four, pages 18 – 19, PKG&QAP for CID A-A-20164B (Nuts, Shelled, Roasted) dated 17 September 1999:

Page 12.    Insert the following statements after the Moisture content testing paragraph.

“(3)          Aflatoxin testing. The filled and sealed pouches shall be tested as specified in A-A-20164B, and this NOTE shall be applied to that testing process:”

“Note:             The following conditions apply for aflatoxin testing on nuts shelled:

(1)          For prepackaged product received from a supplier and is not further processed, the contractor will furnish a Certificate of Analysis that the aflatoxin in the roasted peanuts (In the case of roasted peanuts end item) represented is not greater than 15 parts per billion (ppb). No additional testing is required.

(2)          For roasted peanuts received in bulk (to be used in roasted peanuts end item), the contractor shall have the bulk shipment sampled and tested by USDA. If (a) the bulk shipment is not more than 2 ppb for aflatoxin as evidenced by a USDA Certificate, (b) the end item lots are manufactured using that bulk product, and (c) both the bulk and end item lots’ identities have been preserved, then no further aflatoxin testing is required.

(3)   If roasted peanuts are received in bulk (to be used in roasted peanuts end item), and the conditions in (2) above are not met, each end-item lot must be sampled and tested by USDA.  End item lots determined to be not greater than 15 ppb in aflatoxin as evidenced by a USDA Certificate will be considered acceptable. Bulk roasted peanuts with aflatoxin greater than 15 ppb shall not be used as ingredients.”

2.              Tab four, page 22, Nut Raisin Mix, after the change of “1 June 2000” and before “SECTION D:”, add the following:

“13 August 2003; C. Methods of inspection.,  after “Oxygen content testing” paragraph and before SECTION J REFERENCE DOCUMENTS add:

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The Wornick Co.
Right Away Division

NOTE: The following conditions apply for aflatoxin testing on nut raisin mix:

(1)                           For prepackaged product received from a supplier and is not further processed, the contractor will furnish a Certificate of Analysis that the aflatoxin in the roasted peanuts (in the case of roasted peanuts end item) represented is not greater than 15 parts per billion (ppb). No additional testing is required.

(2)                           For roasted peanuts received in bulk (to be used in nut raisin mix end item), the contractor shall have the bulk shipment sampled and tested by USDA. If (a) the bulk shipment is not more than 2 ppb for aflatoxin as evidenced by a USDA Certificate, (b) the end item lots are manufactured using that bulk product, and (c) both the bulk and end item lots’ identities have been preserved, then no further aflatoxin testing is required.

(3)                           If roasted peanuts are received in bulk (to be used in nut raisin mix end item), and the conditions in (2) above are not met, the bulk roasted peanut product may not be used as an ingredient. Rework or segregation of portions of the bulk lot, and further testing may be considered on a case-by-case basis.”

3.              Tab four, page 25, Coffee, Flavored, after the changes of “December 2002” and before “SECTION D”, add the following:

“13 August 2003:

Page 6 (of 10): Delete the current Salmonella requirements paragraph and insert:

“NOTE: The following conditions apply for salmonella and microbiological testing:

(1)                                  For prepackaged product received from a supplier and is not further processed, the contractor will furnish a Certificate of Analysis that the product represented is Salmonella Negative and meets all microbiological requirements.

(2)                                  For bulk product received, the contractor is responsible for providing a certificate of analysis stating that the bulk product is Salmonella negative and meets all microbiological requirements. USDA salmonella and additional microbiological testing is required for each end item lot and shall be the basis for lot acceptance with respect to Salmonella and other microbiological testing requirements.”

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The Wornick Co.
Right Away Division

4.              Tab four, page 26, Dairyshake Powder, after change of “29 November 2001” and before “SECTION D:”, add the following:

“13 August 2003.

“Page 3, paragraph D-1A., b, line 2, delete: “maximum inside... 8 1/2 inches long”, and insert: “inside dimensions of 4 7/8 (+/-1/8) inches in width by 8 3/8 (+/-1/8) inches in length.”

Page 7, after the paragraph relating to microbiological requirements, delete the current Salmonella requirements and insert:

NOTE: The following conditions apply for salmonella and microbiological testing:

(1)                                  For prepackaged product received from a supplier and is not further processed, the contractor will furnish a Certificate of Analysis that the product represented is Salmonella Negative and meets all microbiological requirements.

(2)                                  For bulk product received, the contractor is responsible for providing a certificate of analysis stating that the bulk product is Salmonella negative and meets all microbiological requirements. USDA salmonella and additional microbiological testing is required for each end item lot and shall be the basis for lot acceptance with respect to Salmonella and other microbiological testing requirements.”

II.             If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days. If nothing is submitted within 30 days, this modification will be considered finalized at no increase or decrease cost to the Government or the contractor. This does not waive any right of the ACO to review this modification and proceed with a formal finalization of this modification.

4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT					1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.			5. PROJECT NO. (If applicable)
P000010		SEP 19, 2003	ARS02-086-000100

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (If other than Item 6)			CODE	S4404A

Defense Supply Center Philadelphia			DCMC San Antonio
700 Robbins Avenue			615 E. Houston Street
Philadelphia, PA 19111-5098			PO Box 1040
DSCP-HRAA-F. TALLENT			San Antonio, TX 78294
PH: 215-737-2969; FX: 7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)				☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505					9B. DATED (SEE ITEM 11)

				☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE				03-31-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers					☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150					Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒					A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒					FAR CLAUSE 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return				1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094

(Continued on Page 2)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

Keith Frase	President		JAMES A LECOLLIER

15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA			16C. DATE SIGNED

/s/ Keith Frase		9/16/03	BY	/s/ James A Lecollier		9/18/03
(Signature of person authorized to sign)				(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)				STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE					Prescribed by GSA
FAR (48 CFR) 53.243

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SP0300-03-DZ107/P00010
The Wornick Co.
Right Away Division

THIS AGREEMENT, made and entered into this 19th day of SEP 2003, by and between the United States Government through its agency, the Defense Supply Center Philadelphia (DSCP), an operational component of the Defense Logistics Agency (DLA), by its authorized agent, the Procurement Contracting Officer (PCO) (hereinafter referred to as the “Government”) and The Wornick Company (hereinafter called the contractor.)

WITNESSETH THAT,

1.             The Government and the Contractor hereby agree to the following terms and conditions hereinafter set forth, for the use of the personal-property listed in paragraph 2 hereof.

2.             ASSETS.

This agreement authorizes the Contractor to take possession of and retain on the premises described below (the approved premises) the Multivac R530 Horizontal Form Fill and Seal Machines, serial number 640 (the equipment or the property) for the period specified in paragraph 9 below. The approved premises shall be the Contractor’s plant located at: The Wornick Company, Processed Products Division, 10825 Kenwood Road, Cincinnati, OH 45242.

3.             INSTALLATION:

If installation is needed, the Contractor shall be responsible for all costs to install the equipment and prepare for its operation.

4.             Upon commencement of the term of this agreement, the Contractor shall retain possession of the equipment “as is” without warranty, express or implied, on the part of the Government as to condition or fitness for any purpose. Accountability of the property shall be established by execution of this agreement. Spares support of the machinery shall be in accordance with Paragraph 7 of this agreement.

5.             USAGE.

a.             Government Use.  Approval for the use of the equipment on Government contracts will be freely granted, but the Procurement Contracting Officer (PCO) must authorize such use in any supply contract on which the equipment will be used (See FAR 45.402). Unless the use of the equipment is authorized by a clause in the supply contract, the contractor desiring to use the equipment must request written authorization by the contracting officer cognizant of the equipment (the equipment contracting officer). If authorization is granted, it will be implemented by a modification to the supply contract.

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The Wornick Company
Right Away Division

b.             Commercial Use Up To 25%.

Commercial use is also encouraged and Is hereby authorized, but for a total period of use not to exceed thirteen weeks (25%) of the contractor’s normal work schedule in any fiscal year (See DFARS 245.407). That is, for a contractor running five eight-hour shifts per week, the use here authorized should not exceed sixty-five eight-hour shifts in a fiscal year (Any portion of a shift shall be counted as a whole shift for the purpose of calculating this limitation. A fiscal year is 365 days from the inception of the agreement, including day one (or 366 days if the fiscal year includes a February 29th). The contractor shall keep an accurate record of all use. Any questions about the computation of the 25% limitation should be directed to the equipment Contracting Officer either before the commencement of this agreement or as soon as possible thereafter.

c.             Commercial Use Exceeding 25%.

DSCP has been delegated the approval for commercial use. DSCP must approve commercial use exceeding 25% of the time available for use, as determined in accordance with DFARS 245.407. A contractor desiring to exceed that limit should therefore request from the PCO permission to do so, and such requests should comply with the requirements of DFARS 245.407, should specify the duration of use exceeding 25% requested and should be submitted at least six weeks before the projected use.

6.             RESTRICTIONS.

a.             The property shall be restricted to the limitations of the applicable Multivac R530 Technical Manuals and applicable FDA and USDA regulations.

b.             Qualified operators and technicians shall be the only persons permitted to operate or make repairs on this property.

c.             The Contractor is not authorized to effect any nonstandard modifications to the property without the written consent of the Contracting Officer.

7.             SPARES AND SUPPORT EQUIPMENT.

The contract by which the Government purchased this property includes spare parts to maintain this property. In the event a manufacturer furnished spare part is either damaged or consumed during this agreement; the Contractor shall repair or replace that item at no cost to the Government. Attachment 1 lists the parts furnished by the Government or the equipment manufacturer and delivered to the contractor. The Contractor shall provide a list of all spare parts being returned to the Government upon the return of such property.

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The Wornick Company
Right Away Division

8.             RIGHT OF PREEMPTIVE USE.

The equipment’s primary purpose is to augment the surge capacity available to the Government. Since the government expects to authorize use of the equipment for commercial contracts, the Government reserves the right to preempt such use whenever, in the judgment of the Contracting Officer, exigent circumstances require that the equipment be reserved solely for Government contracts. In such instances, the Contracting Officer will provide two weeks written notice to the Contractor that the Government is exercising it’s right of preemptive use. At the end of that two-week period; use of the equipment for commercial contracts shall cease and it may be used only as directed by the Contracting Officer. The Contractor should consider this right of preemptive use and must provide for it in any commercial contract for which it intends to use the equipment. A shared production agreement or some similar arrangement is recommended.

9.             PERIOD OF AGREEMENT.

This agreement shall be for a term of one year from its effective date, which shall be the date the Contractor’s offer (this document signed by the Contractor) is executed by the PCO, which shall be not more than 30 days after the offer is submitted to the Government. The agreement shall be terminable at any time during the year by either party giving to the other two weeks (fourteen calendar days) written notice of termination. The notice period will begin when it is received; day one will be the day after receipt; and the agreement will expire at the end of the fourteenth calendar day after receipt. In the absence of such notice, the agreement shall renew for an additional period of one year, and so on from year to year, until either party shall give the other two weeks written notice of termination. This agreement constitutes general authorization for the contractor to have possession of the equipment on the approved premises. Authorization for use must be specifically requested and granted as provided in paragraph 5, Usage, above, except to the extent authorization is specifically granted in that paragraph.

10.           RENTAL CHARGES.

a.             The Contractor shall pay the Government a rental fee (rent) based on the use of the equipment in any non-government work. The usage fee shall be $195.00 for any 8-hour shift or part thereof, or $243.75 for any 10-hour shift or part thereof. The rental fee shall be calculated as follows:

Monthly Rent:	Number of 8 hour shifts X $195.00 = Rental Fee.
Number of 10 hour shifts X $243.75 = Rental Fee.

b.             The Contractor shall be responsible for maintaining usage records and providing such records, which are certified by the resident USDA Inspector or designated DCMC official, to the PCO (Attn: Paul Ferrante) with a statement describing the rental fee due, and a certified check in accordance with Paragraph 10 f. This

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SP0300-03-DZ107 P00010
The Wornick Company
Right Away Division

documentation and payment shall be provided to the Government on or before the 10th day after each calendar month. For any month in which the contractor has no non-government use, the contractor shall forward a notarized statement of non-usage no later than the 10th day after each such month.

c.             This rental assessment does not limit the Government’s right to reassess a higher rental fee if subsequent information demonstrates that a higher rental fee was due in accordance with calculation in Paragraph 10.a.

d.             The rental accrued at the expiration, termination or revocation of this agreement, shall be paid to the Government on or before the 10th day thereafter.

e.             Failure of the Contractor to provide the information required by paragraph b, above, to the PCO (Attn: Paul Ferrante) by the 10th of each succeeding month shall result in a rental charge for the month not reported on, of $3,750.00, which equals 1% of the purchase price.

f.              Payment of rent for the equipment and spare parts will be made by check in the following manner:

(i).           For the Multivac R530 use cost under paragraph 5 above submit to:

THRU	Defense Supply Center Philadelphia
700 Robbins Avenue, Building 6B,
Attn: Mr. Paul Ferrante
Philadelphia, PA 19111-5092

TO	DFAS Columbus Center
Gulf Coast C&A Division
P.O. Box 182231
Columbus, OH 43218-2231

(ii).          Payment shall be annotated to indicate the Agreement Number (contract & modification number). The payment should indicate any offsets authorized in the agreement.

11.           VALUE OF THE PROPERTY.

In the event of loss of the Multivac R530, the indemnification value to the U.S. Government shall be $375,000.00.

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The Wornick Company
Right Away Division

12.           MAINTENANCE OF GOVERNMENT PROPERTY.

The Contractor shall maintain the property in accordance with the appropriate Multivac Technical Manuals. The Contractor shall not cause any loss of coverage under the manufacturer’s warranty. Should coverage under the warranty be lost, the Contractor shall be responsible for replacing any part that would be otherwise covered under the warranty. If replacement of a Multivac R530 component is required to maintain the Multivac R530 in usable condition, the warranty provisions from the manufacturer will be used to effect replacement. In the event that the warranty has expired or does not cover the damaged part and the damage is not caused by the negligence of the Contractor or his agents or employees, the Contractor is authorized to purchase the required part and deduct the amount of that part from the above monthly rate once the part has been delivered. If there are no commercial charges for that month, the Contractor shall carry over the amount until there is a month that has commercial charges. The replacement cost may be used as a credit only to offset rental costs. In no case will the spare part replacement be reimbursable, The Government will not provide replacement components. The determination as to the cause of the part’s damage or failure is the responsibility of the Contracting Officer or designee.

13.           CONDITIONS FOR RETURN OF MULTIVAC R530 TO THE U.S. GOVERNMENT.

Any repair or maintenance work required to be performed before returning property to the Government is a contractor’s cost. The equipment shall be inspected by a Government representative designated by the Contracting Officer and returned to the U.S. Government via DD Form 1149.

14.           The Contractor will provide operators, additional parts and maintenance at no cost to the Government.

15.           The Contractor, at his own expense, shall store and maintain the equipment in good condition and repair and make all necessary replacement of components and parts during the term of the agreement. The Contractor shall furnlsh all lubricants, maintenance and shop usage items. The Contractor shall assume all charges for the use or maintenance of this equipment during the term of this agreement. Maintenance shall be in accordance with good manufacturing practices and paragraph 18. Contractor shall, during the term of this agreement, make no changes or alterations in the equipment, except with written consent of the Contracting Officer.

16.           The Contractor shall not mortgage, pledge, assign, transfer, sublet or part with possession of the equipment in any manner to any third party either directly or indirectly, except that this provision shall not preclude the Contractor from permitting the use of the equipment by a third party with the prior written approval of the Contracting Office, and the Contractor shall not do or suffer anything whereby any of the equipment shall or may be encumbered, seized, taken in execution, attached, destroyed or injured.

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The Wornick Company
Right Away Division

17.          After taking possession as provided in clause 4, the Contractor shall be solely responsible for the equipment until it is returned to the Government as provided for in this agreement. The equipment shall be returned in as good a condition as when received, reasonable wear and tear excepted. If the Contractor fails to return the equipment, the Contractor shall pay to the government the amount specified in paragraph 11 above, as the value of the equipment less the amount determined by the Contracting Officer to represent reasonable wear and tear for the period during which the equipment was usable. If the Contractor returns the equipment in other than as good a condition as when received, reasonable wear and tear excepted, the Contractor shall pay to the government the amount specified in paragraph 11 as the value of the equipment less both the amount determined by the Contracting Officer to represent reasonable wear and tear for the period during which the equipment was usable and the scrap value of the equipment.

18.           The Contractor shall take all steps necessary to protect the interests of the Government in the equipment, and the Contracting Officer may require the Contractor, at its own expense, to take reasonable measures, including but not limited to the procurement of insurance as may be necessary to protect such interest.

19.           On or before the last day of the term of this agreement or, in the event of earlier termination, as soon after termination as possible, the Contractor shall return the equipment to the location designated by the Contracting Officer. The Contractor shall be responsible and pay for all costs, including packaging, handling and transportation charges, to deliver the equipment to the designated location, except that the Contractor’s responsibility for return transportation charges shall not exceed the amount required to return the property to DSCP, Philadelphia, PA. In the event the Government incurs any packaging, handling or transportation costs in the return of the property, the Contractor shall promptly reimburse the Government upon presentation of a statement thereof. In the event a return location is not provided by the Contracting Officer before the completion or revocation of this agreement, the Contractor agrees to continue to store, maintain, prepare for shipment and assume full responsibility and liability for the property, at no cost to the Government, for a period up to 60 days after expiration or revocation of this agreement.

20.           The property is provided without operators. Any operators deemed incompetent by the Contracting Officer shall be barred from using the equipment.

21.           In addition to the requirements set forth in any other part of this Agreement, the Contractor shall submit reports and records as required by FAR 52.245-2 Government Property (Fixed Price Contracts). These records shall be submitted in duplicate to the Administrative Contracting Officer (ACO) or his/her designee. The ACO shall provide a copy to James Lecollier, Defense Supply Center Philadelphia, Attn: DSCP-HRAA, 700 Robbins Avenue, Building 6B, Philadelphia, PA 19111-5092.

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The Wornick Company
Right Away Division

22.           Upon request of the Contractor, the Contracting Officer shall furnish without charge, copies of drawings, specifications, or instructions as the Contractor may require for the operation of repair of the equipment and as may, in the discretion of the Contracting Officer, be reasonably available.

23.           INDEMNIFICATION.

The Contractor shall indemnify and hold the Government harmless against claims (including reasonable expenses of litigation and/or settlement) for damages to the equipment of the Contractor or claims by third persons (including officers, agents, servants or employees of the Contractor) for death, personal injury, loss of or damage to equipment arising from Contractor’s authorized or unauthorized use of the equipment and occurring during the term of the agreement. The Contractor shall assume all risk of loss, damage or destruction to the equipment. Nothing contained in this paragraph shall be deemed to affect liability of the government to its own employees. In the event of a claim or notice of legal action arising under this agreement, the party (Government or Contractor) first receiving notice of the action shall notify the other as soon as possible after receipt of said claim or notice.

24.           At all times, the Contracting Officer (or authorized designee) shall have access to the job site whereon any of the equipment is situated for the purposes of inspecting or inventorying the same, or for the purpose of removing the same in the event of the termination of the agreement.

25.           CONTROL AND MAINTENANCE OF GOVERNMENT PROPERTY.

The contractor shall be solely responsible for the storage and maintenance of the equipment at no cost to the Government. The provisions of Subpart 45.5 of the Federal Acquisition Regulations (FAR) and the DOD FAR Supplement that set forth requirements for establishing and maintaining control over Government equipment are incorporated by reference and made part hereof.

26.           ADJUSTMENT OF RENTALS – STATE OR LOCAL TAXATION.

Except as may be otherwise provided, the rental rates established in this agreement do not include any State or local tax on the equipment herein. If and to the extent that the State and local government hereinafter make such equipment taxable by Act of Congress, then in such event the agreement shall be renegotiated.

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The Wornick Company
Right Away Division

27.           Except as otherwise specified in this agreement, all notices to either of the parties to this agreement shall be sufficient if mailed in a sealed postpaid envelope addressed as follows:

To the Contractor		The Wornick Company,
Prepared Foods Division
10825 Kenwood Road
Cincinnati, OH 45242

To the Government	TO	Mr. James A. Lecollier
Defense Supply Center Philadelphia
Attn: DSCP-HRAA
700 Robbins Avenue, Building 6B
Philadelphia, PA 19111-5092

	COPY	DCMA Dayton
Area C. Building 30
1725 Van Patton Drive
Wright-Patterson AFB, OH 45433-5302

28.           DEFINITIONS.

As used throughout this agreement, the following terms shall have the meanings set forth below.

a.             The term “Contracting Officer” means the person executing this agreement on behalf of the Government, and any other officer or civilian employee who is properly designated Contracting Officer, and the term includes, except as otherwise provided, the authorized representative of the Contracting Officer acting within the limits of his authority.

b.             The term “Administrative Contracting Officer” refers to the Contracting Officer who is responsible for administering this agreement.

29.           PURPOSE.

The specific purpose of this agreement is to provide the Defense Logistics Agency / Defense Supply Center Philadelphia with surge capability in the event of a contingency, and for the Contractor to develop a commercial business base thereby reducing the Contractor’s dependency on the Government, which would strengthen the retort pouch industrial base and reducing costs in the Government.

30.           UNAUTHORIZED TO COMMIT U.S. GOVERNMENT.

The Contractor is not authorized to commit the U.S. Government to any transactions. Requests for sale of defense articles will be subject to established review procedures and applicable statutes and regulations.

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The Wornick Company
Right Away Division

31.           APPROVAL.

This agreement shall be subject to the written approval of the Director of Contracting or his duly authorized representative and shall not be binding until approved.

32.           ALTERATIONS.

The following changes were made in this agreement before the parties signed it hereto:

NONE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this day and year first above written.

UNITED STATES OF AMERICA			The Wornick Company Prepared Foods Division

BY	/s/ James A. Lecollier	BY	/s/ J.F. McQuay
C0NTRACTING OFFICER			TITLE:	V.P. Finance

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SP0300-03-DZ107 P00010
The Wornick Company
Right Away Division

ATTACHMENT 1

MULTIVAC R530 PARTS LIST

Spare parts accompanying the Multivac machine:

One (1) sealbar

One (1) set of calrod heaters for the sealbar

One (1) sealing die gasket

One (1) set of sealbar activating membranes

One (1) small parts kit of items as detailed below

Contents of the Multivac spare parts kit with each machine

QUANTITY	DESCRIPTION	DIMENSION	PART NUMBER	STOCK NUMBER

02	O-RING	ID12X2	78.301.0122.00	880328
10	O-RING	ID26X2MM	78.301.0262.00	886811
05	O-RING	ID28X2	78.301.0182.00	880412
10	O-RING	ID40X2	78.301.0402.00	883688
10	O-RING	ID58X2MM	78.301.0582.00	886810
05	O-RING	ID70X2MM	78.301.0702.00	886591
20	O-RING	ID10X3MM	78.301.0103.00	883117
20	O-RING	ID14X3MM	78.301.0143.00	883929
20	O-RING	ID22X3	78.301.0223.00	886600
20	O-RING	ID30X3	78.301.0303.00	883468
20	O-RING	ID44X3MM	78.301.0443.00	886631
10	O-RING	ID55X3	78.301.0553.00	880415
02	O-RING	ID75X2.5	78.301.0752.00	886618
02	O-RING	ID95X2.5MM	78.301.0952.50	886611
10	K-RING	D24/14X8MM	78.310.0142.40	866809
10	SHAFT SEAL	65/45X7MM	78.310.0455.50	886808
06	K-RING	40.9/50.9/3.5	80.209.4010.00	880320
06	K-RING	40MM OD	80.209.4010.10	884177
02	K-RING	60MM OD	80.209.4010.30	883410
02	SPRING	D39.8 L61	19.781.3840.00	880321
02	SPRING	D49.5X90X4.25	19.781.4249.00	886534
02	TENSION SPRING	AD24.8 L150	19.784.4024.10	880153
01	KIT—GASKET SET	SPG/92154 FOR	80.209.4082.18	886901
01	KIT—GASKET SET	FOR 80203305102	80.209.4082.19	886902
02	BRAKE PIN	D20X12MM	11.531.8410.01	886481
02	PISTON CUP D39X23	S/P 16513/39	80.275.1113.09	883072
01	TOOTHED BELT	W21 L520	79.632.2104.00	887532
01	AIR ROLLER VALVE	SPG/92485 1/8”	80.255.2112.21	885639
01	KIT—GASKET SET	F/AIR SWITCH	80.260.4780.32	886716
01	WABCO VALVE 24 VT	STANDARD TYPE	80.260.4805.00	883670
01	RELAY	(SOLID STATE)	85.631.5126.00	888503

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Right Away Division

01	TOOTHED BELT	16X375 AT5	79.633.2075.41	886543
01	TOOTHED BELT	16X660 AT5	79.633.2132.41	886545
01	PRESSURE SWITCH	W/1.5M CABLE	11.486.1105.03	886270
01	TOOTHED BELT	11X545MM	79.633.2109.11	886547
02	PROXIMITY SWITCH	NT5 30VDC R530	85.463.1025.13	886846
02	PROXIMITY SWITCH	QM/134/2M F.CYL	85.463.1012.00	887062
01	PROXIMITY SWITCH	NI10-G19-AP9	85.463.1015.50	882285
10	G-CARTRIDGE FUSE	M 0.2A C 250V	85.411.1100.38	884812
10	FUSE	2 AMP 250V	85.411.1100.48	880145
10	FUSE	6.3 AMP 250V	85.411.1100.53	881746
02	RELAY (SCHRACK)	24VDC STANDARD	85.631.5125.10	880621
01	RELAY (KACO) 24V	RB51002L703	85.631.5125.50	884843
01	RELAY (KACO)	RD19420L701	85.631.5125.51	886140
20	FORMING GASKET	3.2MM SILICONE	81.861.1210.32	880302
01	TOOTHED BELT Z50	50X1000 AT20	79.633.3050.61	886655
01	TOOTHED BELT	16X780 AT5 Z156	79.633.2156.41	887560
01	TOOTHED BELT	AT5 16X750	79.633.2150.41	887848

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Right Away Division

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00011	Sep 19, 2003	ARS02-086-000100

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F, TALLENT	San Antonio, TX 78294
PH: 215-737-2969; FX: 7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	03-31-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Date (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR CLAUSE 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	1	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094

Continued on Page 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

Keith Frase	President	JAMES A LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Keith Frase	9/16/03	BY	/s/ James A Lecollier	9/16/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

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Right Away Division

THIS AGREEMENT, made and entered into this 19th day of SEP 2003, by and between the United States Government through its agency, the Defense Supply Center Philadelphia (DSCP), an operational component of the Defense Logistics Agency (DLA), by its authorized agent, the Procurement Contracting Officer (PCO) (hereinafter referred to as the “Government”) and The Wornick Company (hereinafter called the contractor.)

WITNESSETH THAT,

1.             The Government and the Contractor hereby agree to the following terms and conditions hereinafter, set forth, for the use of the personal property listed in paragraph 2 hereof.

2.             ASSETS.

This agreement authorizes the Contractor to take possession of and retain on the premises described below (the approved premises) the Multivac R530 Horizontal Form Fill and Seal Machines, serial number 636 (the equipment or the property) for the period specified in paragraph 9 below. The approved premises shall be the Contractor’s plant located at: The Wornick Company, Processed Products Division, 10825 Kenwood Road, Cincinnati, OH 45242.

3.             INSTALLATION:

If Installation is needed, the Contractor shall be responsible for all costs to install the equipment and prepare for its operation.

4.             Upon commencement of the term of this agreement, the Contractor shall retain possession of the equipment “as is” without warranty, express or implied, on the part of the Government as to condition or fitness for any purpose. Accountability of the property shall be established by execution of this agreement. Spares support of the machinery shall be in accordance with Paragraph 7 of this agreement.

5.             USAGE.

a.             Government Use.  Approval for the use of the equipment on Government contracts will be freely granted, but the Procurement Contracting Officer (PCO) must authorize such use in any supply contract on which the equipment will be used (See FAR 45.402). Unless the use of the equipment is authorized by a clause in the supply contract, the contractor desiring to use the equipment must request written authorization by the contracting officer cognizant of the equipment (the equipment contracting officer). If authorization is granted, it will be implemented by a modification to the supply contract.

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b.             Commercial Use Up To 25%.

Commercial use is also encouraged and is hereby authorized, but for a total period of use not to exceed thirteen weeks (25%) of the contractor’s normal work schedule in any fiscal year (See DFARS 245.407). That is, for a contractor running five eight-hour shifts per week, the use here authorized should not exceed sixty-five eight-hour shifts in a fiscal year (Any portion of a shift shall be counted as a whole shift for the purpose of calculating this limitation. A fiscal year is 365 days from the inception of the agreement, including day one (or 366 days if the fiscal year includes a February 29th). The contractor shall keep an accurate record of all use. Any questions about the computation of the 25% limitation should be directed to the equipment Contracting Officer either before the commencement of this agreement or as soon as possible thereafter.

c.             Commercial Use Exceeding 25%.

DSCP has been delegated the approval for commercial use. DSCP must approve commercial use exceeding 25% of the time available for use, as determined in accordance with DFARS 245.407. A contractor desiring to exceed that limit should therefore request from the PCO permission to do so, and such requests should comply with the requirements of DFARS 245.407, should specify the duration of use exceeding 25% requested and should be submitted at least six weeks before the projected use.

6.             RESTRICTIONS.

a.             The property shall be restricted to the limitations of the applicable Multivac R530 Technical Manuals and applicable FDA and USDA regulations.

b.             Qualified operators and technicians shall be the only persons permitted to operate or make repairs on this property.

c.             The Contractor is not authorized to effect any nonstandard modifications to the property without the written consent of the Contracting Officer.

7.             SPARES AND SUPPORT EQUIPMENT.

The contract by which the Government purchased this property includes spare parts to maintain this property. In the event a manufacturer furnished spare part is either damaged or consumed during this agreement; the Contractor shall repair or replace that item at no cost to the Government. Attachment 1 lists the parts furnished by the Government or the equipment manufacturer and delivered to the contractor. The Contractor shall provide a list of all spare parts being returned to the Government upon the return of such property.

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8.             RIGHT OF PREEMPTIVE USE.

The equipment’s primary purpose is to augment the surge capacity available to the Government. Since the government expects to authorize use of the equipment for commercial contracts, the Government reserves the right to preempt such use whenever, in the judgment of the Contracting Officer, exigent circumstances require that the equipment be reserved solely for Government contracts. In such instances, the Contracting Officer will provide two weeks written notice to the Contractor that the Government is exercising it’s right of preemptive use. At the end of that two-week period, use of the equipment for commercial contracts shall cease and it may be used only as directed by the Contracting Officer. The Contractor should consider this right of preemptive use and must provide for it in any commercial contract for which it intends to use the equipment. A shared production agreement or some similar arrangement is recommended.

9.             PERIOD OF AGREEMENT.

This agreement shall be for a term of one year from its effective date, which shall be the date the Contractor’s offer (this document signed by the Contractor) is executed by the PCO, which shall be not more than 30 days after the offer is submitted to the Government. The agreement shall be terminable at any time during the year by either party giving to the other two weeks (fourteen calendar days) written notice of termination. The notice period will begin when it is received; day one will be the day after receipt; and the agreement will expire at the end of the fourteenth calendar day after receipt. In the absence of such notice, the agreement shall renew for an additional period of one year, and so on from year to year, until either party shall give the other two weeks written notice of termination. This agreement constitutes general authorization for the contractor to have possession of the equipment on the approved premises. Authorization for use must be specifically requested and granted as provided in paragraph 5, Usage, above, except to the extent authorization is specifically granted in that paragraph.

10.           RENTAL CHARGES

a.             The Contractor shall pay the Government a rental fee (rent) based on the use of the equipment in any non-government work. The usage fee shall be $195.00 for any 8-hour shift or part thereof, or $243.75 for any 10-hour shift or part thereof. The rental fee shall be calculated as follows:

Monthly Rent:      Number of 8 hour shifts X $195.00 = Rental Fee.

Number of 10 hour shifts X $243.75 = Rental Fee.

b.             The Contractor shall be responsible for maintaining usage records and providing such records, which are certified by the resident USDA Inspector or designated DCMC official, to the PCO (Attn: Paul Ferrante) with a statement describing the rental fee due, and a certified check in accordance with Paragraph 10 f. This

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Right Away Division

c.             documentation and payment shall be provided to the Government on or before the 10th day after each calendar month. For any month in which the contractor has no non-government use, the contractor shall forward a notarized statement of non-usage no later than the 10th day after each such month.

d.             This rental assessment does not limit the Government’s right to reassess a higher rental fee if subsequent information demonstrates that a higher rental fee was due in accordance with calculation in Paragraph 10.a.

e.             The rental accrued at the expiration, termination or revocation of this agreement, shall be paid to the Government on or before the 10th day thereafter.

f.              Failure of the Contractor to provide the information required by paragraph b, above, to the PCO (Attn: Paul Ferrante) by the 10th of each succeeding month shall result in a rental charge for the month not reported on, of $3,750.00, which equals 1% of the purchase price.

g.             Payment of rent for the equipment and spare parts will be made by check in the following manner:

(i).           For the Multivac R530 use cost under paragraph 5 above submit to:

THRU	Defense Supply Center Philadelphia
700 Robbins Avenue, Building 6B,
Attn: Mr. Paul Ferrante
Philadelphia, PA 19111-5092

TO	DFAS Columbus Center
Gulf Coast C&A Division
P.O. Box 182231
Columbus, OH 43218-2231

(ii).          Payment shall be annotated to indicate the Agreement Number (contract & modification number). The payment should indicate any offsets authorized in the agreement.

11.           VALUE OF THE PROPERTY.

In the event of loss of the Multivac R530, the indemnification value to the U.S. Government shall be $375,000.00.

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Right Away Division

12.           MAINTENANCE OF GOVERNMENT PROPERTY.

The Contractor shall maintain the property in accordance with the appropriate Multivac Technical Manuals. The Contractor shall not cause any loss of coverage under the manufacturer’s warranty. Should coverage under the warranty be lost, the Contractor shall be responsible for replacing any part that would be otherwise covered under the warranty. If replacement of a Multivac R530 component is required to maintain the Multivac R530 in usable condition, the warranty provisions from the manufacturer will be used to effect replacement. In the event that the warranty has expired or does not cover the damaged part and the damage is not caused by the negligence of the Contractor or his agents or employees, the Contractor is authorized to purchase the required part and deduct the amount of that part from the above monthly rate once the part has been delivered. If there are no commercial charges for that month, the Contractor shall carry over the amount until there is a month that has commercial charges. The replacement cost may be used as a credit only to offset rental costs. In no case will the spare part replacement be reimbursable. The Government will not provide replacement components. The determination as to the cause of the part’s damage or failure is the responsibility of the Contracting Officer or designee.

13.           CONDITIONS FOR RETURN OF MULTIVAC R530 TO THE U.S. GOVERNMENT.

Any repair or maintenance work required to be performed before returning property to the Government is a contractor’s cost. The equipment shall be inspected by a Government representative designated by the Contracting Officer and returned to the U.S. Government via DD Form 1149.

14.           The Contractor will provide operators, additional parts and maintenance at no cost to the Government.

15.           The Contractor, at his own expense, shall store and maintain the equipment in good condition and repair and make all necessary replacement of components and parts during the term of the agreement. The Contractor shall furnish all lubricants. maintenance and shop usage items. The Contractor shall assume all charges for the use or maintenance of this equipment during the term of this agreement. Maintenance shall be in accordance with good manufacturing practices and paragraph 18. Contractor shall, during the term of this agreement, make no changes or alterations in the equipment, except with written consent of the Contracting Officer.

16.           The Contractor shall not mortgage, pledge, assign, transfer, sublet or part with possession of the equipment in any manner to any third party either directly or indirectly, except that this provision shall not preclude the Contractor from permitting the use of the equipment by a third party with the prior written approval of the Contracting Office, and the Contractor shall not do or suffer anything whereby any of the equipment shall or may be encumbered, seized, taken in execution, attached, destroyed or injured.

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17.           After taking possession as provided in clause 4, the Contractor shall be solely responsible for the equipment until it is returned to the Government as provided for in this agreement. The equipment shall be returned in as good a condition as when received, reasonable wear and tear excepted. If the Contractor fails to return the equipment, the Contractor shall pay to the government the amount specified in paragraph 11 above, as the value of the equipment less the amount determined by the Contracting Officer to represent reasonable wear and tear for the period during which the equipment was usable. If the Contractor returns the equipment in other than as good a condition as when received, reasonable wear and tear excepted, the Contractor shall pay to the government the amount specified in paragraph 11 as the value of the equipment less both the amount determined by the Contracting Officer to represent reasonable wear and tear for the period during which the equipment was usable and the scrap value of the equipment.

18.           The Contractor shall take all steps necessary to protect the interests of the Government in the equipment, and the Contracting Officer may require the Contractor, at its own expense, to take reasonable measures, including but not limited to the procurement of insurance as may be necessary to protect such interest.

19.           On or before the last day of the term of this agreement or, in the event of earlier termination, as soon after termination as possible, the Contractor shall return the equipment to the location designated by the Contracting Officer. The Contractor shall be responsible and pay for all costs, including packaging, handling and transportation charges, to deliver the equipment to the designated location, except that the Contractor’s responsibility for return transportation charges shall not exceed the amount required to return the property to DSCP, Philadelphia, PA. In the event the Government incurs any packaging, handling or transportation costs in the return of the property, the Contractor shall promptly reimburse the Government upon presentation of a statement thereof. In the event a return location is not provided by the Contracting Officer before the completion or revocation of this agreement, the Contractor agrees to continue to store, maintain, prepare for shipment and assume full responsibility and liability for the property, at no cost to the Government, for a period up to 60 days after expiration or revocation of this agreement.

20.           The property is provided without operators. Any operators deemed incompetent by the Contracting Officer shall be barred from using the equipment.

21.           In addition to the requirements set forth in any other part of this Agreement, the Contractor shall submit reports and records as required by FAR 52.245-2 Government Property (Fixed Price Contracts). These records shall be submitted in duplicate to the Administrative Contracting Officer (ACO) or his/her designee. The ACO shall provide a copy to James Lecollier, Defense Supply Center Philadelphia, Attn: DSCP-HRAA, 700 Robbins Avenue, Building 6B, Philadelphia, PA 19111-5092.

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22.           Upon request of the Contractor, the Contracting Officer shall furnish without charge, copies of drawings, specifications, or instructions as the Contractor may require for the operation of repair of the equipment and as may, in the discretion of the Contracting Officer, be reasonably available.

23.           INDEMNIFICATION.

The Contractor shall indemnify and hold the Government harmless against claims (including reasonable expenses of litigation and/or settlement) for damages to the equipment of the Contractor or claims by third persons (including officers, agents, servants or employees of the Contractor) for death, personal injury, loss of or damage to equipment arising from Contractor’s authorized or unauthorized use of the equipment and occurring during the term of the agreement. The Contractor shall assume all risk of loss, damage or destruction to the equipment. Nothing contained in this paragraph shall be deemed to affect liability of the government to its own employees. In the event of a claim or notice of legal action arising under this agreement, the party (Government or Contractor) first receiving notice of the action shall notify the other as soon as possible after receipt of said claim or notice.

24.           At all times, the Contracting Officer (or authorized designee) shall have access to the job site whereon any of the equipment is situated for the purposes of inspecting or inventorying the same, or for the purpose of removing the same in the event of the termination of the agreement.

25.           CONTROL AND MAINTENANCE OF GOVERNMENT PROPERTY.

The contractor shall be solely responsible for the storage and maintenance of the equipment at no cost to the Government. The provisions of Subpart 45.5 of the Federal Acquisition Regulations (FAR) and the DOD FAR Supplement that set forth requirements for establishing and maintaining control over Government equipment are incorporated by reference and made part hereof.

26.           ADJUSTMENT OF RENTALS – STATE OR LOCAL TAXATION.

Except as may be otherwise provided, the rental rates established in this agreement do not include any State or local tax on the equipment herein. If and to the extent that the State and local government hereinafter make such equipment taxable by Act of Congress, then in such event the agreement shall be renegotiated.

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Right Away Division

27.           Except as otherwise specified in this agreement, all notices to either of the parties to this agreement shall be sufficient if mailed in a sealed postpaid envelope addressed as follows:

To the Contractor		The Wornick Company,
Prepared Foods Division
10825 Kenwood Road,
Cincinnati, OH 45242

To the Government	TO	Mr. James A. Lecollier
Defense Supply Center Philadelphia
Attn: DSCP-HRAA
700 Robbins Avenue, Building 6B
Philadelphia, PA 19111-5092

	COPY	DCMA Dayton
Area C. Building 30
1725 Van Patton Drive
Wright-Patterson AFB, OH 45433-5302

28.           DEFINITIONS.

As used throughout this agreement, the following terms shall have the meanings set forth below.

a.             The term “Contracting Officer” means the person executing this agreement on behalf of the Government, and any other officer or civilian employee who is properly designated Contracting Officer, and the term includes, except as otherwise provided, the authorized representative of the Contracting Officer acting within the limits of his authority.

b.             The term “Administrative Contracting Officer” refers to the Contracting Officer who is responsible for administering this agreement.

29.           PURPOSE.

The specific purpose of this agreement is to provide the Defense Logistics Agency / Defense Supply Center Philadelphia with surge capability in the event of a contingency, and for the Contractor to develop a commercial business base thereby reducing the Contractor’s dependency on the Government, which would strengthen the retort pouch industrial base and reducing costs in the Government.

30.           UNAUTHORIZED TO COMMIT U.S. GOVERNMENT.

The Contractor is not authorized to commit the U.S. Government to any transactions. Requests for sale of defense articles will be subject to established review procedures and applicable statutes and regulations.

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Right Away Division

31.           APPROVAL.

This agreement shall be subject to the written approval of the Director of Contracting or his duly authorized representative and shall not be binding until approved.

32.           ALTERATIONS.

The following changes were made in this agreement before the parties signed it hereto:

NONE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this day and year first above written.

UNITED STATES OF AMERICA			The Wornick Company
Prepared Foods Division

BY	/s/ James A. Lecollier	BY	/s/ J.F. McQuay
CONTRACTING OFFICER			TITLE:	V.P. Finance

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Right Away Division

ATTACHMENT 1

MULTIVAC R530 PARTS LIST

Spare parts accompanying the Multivac machine:

One (1) sealbar

One (1) set of calrod heaters for the sealbar

One (1) sealing die gasket

One (1) set of sealbar activating membranes

One (1) small parts kit of items as detailed below

Contents of the Multivac spare parts kit with each machine

QUANTITY	DESCRIPTION	DIMENSION	PART NUMBER	STOCK NUMBER

02	O-RING	ID12X2	78.301.0122.00	880328
10	O-RING	ID26X2MM	78.301.0262.00	886811
05	O-RING	ID28X2	78.301.0182.00	880412
10	O-RING	ID40X2	78.301.0402.00	883666
10	O-RING	ID58X2MM	78.301.0582.00	886810
05	O-RING	ID70X2MM	78.301.0702.00	886591
20	O-RING	ID10X3MM	78.301.0103.00	883117
20	O-RING	ID14X3MM	78.301.0143.00	883929
20	O-RING	ID22X3	78.301.0223.00	886600
20	O-RING	ID30X3	78.301.0303.00	883468
20	O-RING	ID44X3MM	78.301.0443.00	886631
10	O-RING	ID55X3	78.301.0553.00	880415
02	O-RING	ID75X2.5	78.301.0752.00	886618
02	O-RING	ID95X2.5MM	78.301.0952.50	886611
10	K-RING	D24/14X8MM	78.310.0142.40	886809
10	SHAFT SEAL	55/45X7MM	78.310.0455.50	866808
06	K-RING	40.9/50.9/3.5	80.209.4010.00	880320
06	K-RING	40MM OD	80.209.4010.10	884177
02	K-RING	60MM OD	80.209.4010.30	883410
02	SPRING	D39.8 L61	19.781.3840.00	880321
02	SPRING	D49.5X90X4.25	19.781.4249.00	886534
02	TENSION SPRING	AD24.8 L150	19.784.4024.10	880153
01	KIT—GASKET SET	SPG/92154 FOR	80.209.4082.18	886901
01	KIT—GASKET SET	FOR 80203305102	80.209.4082.19	886902
02	BRAKE PIN	D20X12MM	11.531.8410.01	886481
02	PISTON CUP D39X23	S/P 16513/39	80.275.1113.09	883072
01	TOOTHED BELT	W21 L520	79.632.2104.00	887532
01	AIR ROLLER VALVE	SPG/92485 1/8”	80.255.2112.21	885639
01	KIT—GASKET SET	F/AIR SWITCH	80.260.4780.32	886716
01	WABCO VALVE 24 VT	STANDARD TYPE	80.260.4805.00	883670
01	RELAY	(SOLID STATE)	86.631.5126.00	888503

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01	TOOTHED BELT	16X375 AT5	79.633.2075.41	886543
01	TOOTHED BELT	16X660 AT5	79.633.2132.41	886545
01	PRESSURE SWITCH	W/1.5M CABLE	11.486.1105.03	886270
01	TOOTHED BELT	11X545MM	79.633.2109.11	886547

ATTACHMENT 1

QUANTITY	DESCRIPTION	DIMENSION	PART NUMBER	STOCK NUMBER

02	PROXIMITY SWITCH	NT5 30VDC R530	85.463.1026.13	886846
02	PROXIMITY SWITCH	QM/134/2M F.CYL	85.463.1012.00	887062
01	PROXIMITY SWITCH	NI10-G19-AP9	86.463.1015.50	882285
10	G-CARTRIDGE FUSE	M 0.2A C 250V	85.411.1100.38	884812
10	FUSE	2 AMP 250V	85.411.1100.48	880145
10	FUSE	6.3 AMP 250V	85.411.1100.53	881746
02	RELAY (SCHRACK)	24VDC STANDARD	85.631.5125.10	880621
01	RELAY (KACO) 24V	RB51002L703	85.631.5125.50	884843
01	RELAY (KACO)	RD19420L701	85.631.5125.51	886140
20	FORMING GASKET	3.2MM SILICONE	81.861.1210.32	880302
01	TOOTHED BELT Z50	50X1000 AT20	79.633.3050.61	886655
01	TOOTHED BELT	16X780 AT5 Z156	79.633.2156.41	887560
01	TOOTHED BELT	AT5 16X750	79.633.2150.41	887848

1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00012	SEP 9, 2003

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. TALLENT	San Antonio, TX 78294
PH: 215-737-2969; FX: 7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	03-31-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR CLAUSE 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094

Continued on Page 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A Lecollier	9/9/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SP0300-03-DZ107 P00012

The Wornick Co.

The following change was made and provided in December of 2002:

Tab 4, page 25. Under Packaging & QA Provisions for Cid A-A-20336, on page one of document, under C. Dry product., add: “(4) Microbiological. The Salmonella test shall be negative per 25 grams of product.”

The following change was not included with above change and should be added at this time:

QA&Pkg, page 6, E-5, B, add: “(4) Microbiological testing. Five filled and sealed pouches shall be selected at random from the lot regardless of lot size. The pouched product shall be individually tested for Salmonelaa in accordance with the Official Methods of Analysis of the AOAC International, method 986.35, 996.08, and 2000.06 D©. Verification will be conducted through actual testing by a Government laboratory. Any result not conforming to the microbiological requirements shall be cause for rejection of the lot.”

2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00013	SEP 11, 2003

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. TALLENT	San Antonio, TX 78294
PH: 215-737-2969; FX: 7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	03-31-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☒

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094

 The following change applies to the Crackers, Plain and Vegetable Technical Date that appears on tab four, page 16 of the Assembly Document (Green Book): Insert 8920-00-149-0795 in place of 8925-00-149-0795.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A Lecollier	9/11/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00014	SEP 11, 2003

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. TALLENT	San Antonio, TX 78294
PH: 215-737-2969; FX: 7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	03-31-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR CLAUSE 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094

The following change is applicable to the technical data package: Tab 4; page5; Unitization; line 2; delete: “Unit load height shall not exceed 43 inches,” and substitute: “ Maximum unit load dimensions shall be 44.75 inches in length, 52 inches in width, and 43 inches in height (including pallet and cap).  A plus tolerance of 1 inch allowed for height dimension.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A Lecollier	9/11/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00015	SEP 18, 2003

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. TALLENT	San Antonio, TX 78294
PH: 215-737-2969; FX: 7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	03-31-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR CLAUSE 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094

Insert the following change to the technical data package:

Tab 2, page 6: MIL-PRF-44073F; page 5, Table II, Filled, sealed and thermal processed pouch defects, add: “105” under category Major A.  Add “Pouch labeling is missing, incorrect or illegible,” under Defect to correspond with new defect number.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A Lecollier	9/18/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00016	DEC 4, 2003

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. TALLENT	San Antonio, TX 78294
PH: 215-737-2969; FX: 7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	09-11-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094, All terms and conditions of the subject contract remain in effect except as follows:

Wheat Snack Bread is converted from GFM to CFM.

If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days.  If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased cost to the Government or the contractor.  This does not waive any right of the ACO to review this modification and proceed with a formal finalize of this modification.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A Lecollier	12/4/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00017	SEP 8, 2003

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. TALLENT	San Antonio, TX 78294
PH: 215-737-2969; FX: 7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107 0001

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	03-31-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR CLAUSE 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF;

D. OTHER (Specify type of modification and authority)

:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094

Continued on Page 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A Lecollier	9/8/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SP0300-03-D-Z107 0001-17

The Wornick Company, Right Away Division

A. Line item 0004AA is reduced from 118,656 BX to 107,136 BX.

B. The following line item is established:

1. Line Item	Quantity	DODAAC	RDD	Unit Price	Total
0004AD	11,520	WX3JP3	16 SEP 03	$52.14	$600,652.80

Destination

Troop Issue Subsistence Activity

Building 89100

Fort Hood, Texas 76544-5060.

DODAAC W45NRB

Mark For: W45NRB-3247 0590

2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00018	ARS02-086-000100

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA/Debbie Beller	San Antonio, TX 78294
Telephone: 215-737-2967 Fax: 215-737-7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	09/24/03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	MRE XXIV

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒	D. OTHER (Specify type of modification and authority)
FAR 52.217-9P12 OPTION FOR IQC CONTRACT (JUL 1998) DSCP TERM EXTENSION

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIV - NSN: 8970-00-149-1094
HDR: 8970-01-375-0516

I. All terms and conditions of the subject contract remain the same except for the following:

(Continued on Page 2)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A Lecollier	12/19/03
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SP0300-03-D-Z107/P0018

The Wornick Company/Right Away Division

A.    Option one of subject contract for MRE XXIV for the MRE and HDR is hereby invoked. The Government’s Overall Minimum Quantity Requirement for the MRE for Option Year One is 2,500,000 boxes. The quantity allocation percentage shall be 35%. Based on this the minimum and maximum quantities for the first option period are as follows:

MRE MINIMUM QUANTITY	MRE MAXIMUM QUANTITY

875,000 BX	1,312,500 BX

The minimum and maximum quantities for the HDR are as follows:

HDR MINIMUM QUANTITY	HDR MAXIMUM QUANTITY

10,000 BX	250,000 BX

B.    The MRE unit price for Option Year One is $53,10. This unit price does not reflect EPA adjustments. These adjustments will be incorporated into a separate modification.

C.    The total MRE minimum dollar value is $46,462,500.00. The total MRE maximum dollar value is $69,693,750.00.

D.    The HDR unit price for Option Year One is $39.00.

E.     The total HDR minimum dollar value is $390,000,00. The total HDR maximum dollar value is $9,750,000.00.

F.     The Manufacturing Directive Number (MDN) under subject contract for MRE XXIV is 917.

2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT					1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.			5. PROJECT NO. (if applicable)
P00019		JAN 8, 2004 *

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)			CODE	S4404A

Defense Supply Center Philadelphia			DCMC San Antonio
700 Robbins Avenue			615 E. Houston Street
Philadelphia, PA 19111-5098			PO Box 1040
DSCP-HRAA-F. TALLENT			San Antonio, TX 78294
PH: 215-737-2969; FX: 7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)				☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505					9B. DATED (SEE ITEM 11)

				☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE				09-24-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers					☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150					Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒					A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒					FAR clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return				copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094 The following technical date changes are incorporated into the contract.

If the contractor incurs increased or decreased costs as a result of this modification, the changed costs must be submitted to the ACO 30 days.  If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased costs to the Government or to the contractor.  This does not waive any right of the ACO to review this modification and proceed with a formal finalization of this modification.

* Effective with delivery order # 04 and beyond.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A LECOLLIER

15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA			16C. DATE SIGNED

			BY	/s/ James A Lecollier		1/8/03
(Signature of person authorized to sign)				(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)				STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE					Prescribed by GSA
FAR (48 CFR) 53.243

1

ACR-M-024
1 November 2002
W/CHANGE 06, 5 Nov 03

SECTION C

The Meal, Ready-to-Eat (MRE) provides an operational ration for the individual.

C-1 ITEM DESCRIPTION

ACR-M-024, MEAL, READY-TO-EAT (MRE), ASSEMBLY REQUIREMENTS

C-2 ASSEMBLY REQUIREMENTS

A. Components. The components are specified in Table I.

TABLE I. Components

Component	Reference

Entrees
Beef in Teriyaki Sauce with Vegetables	PCR-B-0001
Beef Enchilada in Sauce	PCR-B-010
Beefsteak, Grilled, with Mushroom Gravy	PCR-B-030
Beef Patty, Grilled	PCR-B-029
Beef Ravioli in Meat Sauce	PCR-B-021
Beef Roast with Vegetables	PCR-B-035
Beef Stew	PCR-B-020
Cajun Rice with Beans and Beef Sausage	PCR-C-049
Cheese Tortellini in Tomato Sauce	PCR-C-020
Chicken Breast Strips with Chunky Salsa	PCR-C-0002
Chicken in Thai Style Sauce	PCR-C-0003
Chicken Tetrazzini	PCR-C-018
Chicken, Noodles and Vegetables in Sauce	PCR-C-021
Chicken Breast Fillet	PCR-C-022
Chicken Breast Fillet, in Tomato Sauce, with Cavatelli	PCR-C-023
Country Captain Chicken	PCR-C-019A
Chili and Macaroni	PCR-C-027
Jambalaya, with Ham and Shrimp	PCR-J-001
Meat Loaf with Brown Onion Gravy	PCR-M-0001
Pasta with Vegetables in Tomato Sauce	PCR-P-009
Pork Rib, Boneless, Imitation Smoke Flavoring	PCR-P-028
Spaghetti with Meat and Sauce	PCR-S-0002
Vegetable Manicotti in Tomato Sauce	PCR-V-003
Veggie Burger in Barbecue Sauce	PCR-V-004

Starches and Soups
Beans, Western	PCR-B-011
Clam Chowder, New England Style	PCR-C-045
Macaroni and Cheese, Mexican Style	PCR-M-009
Minestrone Stew	PCR-M-004
Potatoes, Mashed	PCR-P-011
Refried Beans	PCR-R-007
Rice, Mexican	PCR-R-001, Type II
Rice, Yellow and Wild Rice Pilaf	PCR-R-001, Type III

ARC-M-024
1 November 2002
W/CHANGE 06, 5 Nov 03

TABLE I. Components (cont'd)
Component	Reference
Fruits
Apple Pieces in Spiced Sauce	PCR-A-001A
Fruits, Applesauce, Raspberry	PCR-F-002A, Type VI
Fruits, Applesauce, Carbohydrate Enhanced	PCR-F-002A, Type VII
Fruits, Pineapple, Peaches, Pears, Mixed Fruit	PCR-F-002A, Type II, III, IV or V
Fruits, Osmotically Dried, Cherries	-A-A-20299A, Type I, Style A, Fortification a, OR Type II, Style B, Flavor 1, Fortification a
Fruits, Osmotically Dried, Cranberries	A-A-20299A, Type VII, Sliced Cranberries, Fortific a

Desserts
Cookies, Shortbread	A-A-20295A, Type I, Style A, Flavor 1, Class l, Package C
Cookies, Oatmeal, Chocolate Chip, Chocolate Mint with Chocolate Chips, Kreamsicle, Toffee Crunch or Molasses	A-A-20295A, Type I, Bake Type a; Style I, Flavor 1; Style J, Flavor 1; Style J, Flavor 8; Style K; Style L; and Style M, Bake Type b; Class 1, Package C
Cookie(s) with Pan Coated Chocolate Disks	PCR-C-031
Cookies, Fig Bar	A-A-20295A, Type I, Style P, Class 1, Package C
Fudge Brownie with Chocolate Drops	PCR-C-007B, Type II, Flavor 1, Style C
Pound Cake, Vanilla, Pineapple, Lemon Poppy Seed Spice, Almond Poppy Seed, Pumpkin, or Carrot	PCR-C-007B, Type I, Flavors 1, 4, 6, 7, 8, 9 or 10, Package C
Toaster Pastry, Apple Cinnamon	A-A-20211A, Type I, Style A, Flavor d, Shape I, Servings a, Class 1, Package C
Vanilla Sugar Cream Wafer Cookie	PCR-C-046

Snacks
Beef Snacks, Cured	A-A-20298, Type II, Style A, Flavor 1
Cheese Spread, Plain, with Jalapeno Peppers or With Bacon	MIL-C-595E, Type I, II or III
Chocolate Sports Bar	PCR-C-0004
Crackers, Plain	MIL-C-44112D, Type I
Crackers, Vegetable	MIL-C-44112D, Type II
Jelly, Apple or Grape	A-A-20078A, Type I, Apple or Grape, Grade A
Noodles, Chow Mien	A-A-20112B
Nuts, Peanuts, Dry Roasted, Salted	A-A-20164B, Type V, Style A
Nut Raisin Mix	PCR-N-002, Style C
Peanut Butter	A-A-20328, Type I, Class 1, Texture A, Style 1, Grade A, Fortific. b, Package C
Preserves (Jam), Blackberry or Strawberry	A-A-20079A, Type I, Group 1, Grade A

Snack Foods, Potato Sticks	A-A-20195B, Type 1
Snack Foods, Pretzels	A-A-20195B, Type II, Style A, B, C, D or E
Snack Foods, Filled Pretzels, Cheddar or Nacho Cheese	A-A-20195B, Type II, Style F, Flavor 1 or 2
Snack Bread, Wheat	PCR-S-009, Type I

Candy
?an Coated Disks; Chocolate, Fruit Flavored, Chocolate with Crisped Rice, Chocolate with Peanut Butter or Chocolate with Peanut	A-A-20177B, Type VI, Shape A, Flavor 1, 2, 3, 4 or Type VI Shape B, Flavor 1
Red Cinnamon Candies	A-A-20177B, Type VI, Flavor 6
Hard Candy, Fruit Tablets	A-A-20177B, Type IV, Style A or B

2

ACR-M-024
1 November 2002
W/CHANGE 06, 5 Nov 03

Table I. Components (cont'd)
Component	Reference

Beverages
Beverage Base, Powdered, Orange, Lemon-Lime, Grape or Cherry	A-A-20098B, Type II, Flavor 1, 4, 5 or 6, Fortification b, Packaging C
Cocoa Beverage Powder	MIL-C-3031J, Type I, Class 1
Coffees, Flavored, Instant Cappuccino, Powdered, Mocha or French Vanilla	A-A-20336, Type II, Style A, Flavor 1 or 2
Dairyshake Powder, Fortified with Calcium and Vitamin D, Vanilla, Chocolate or Strawberry	PCR-D-002, Flavor I, II or III

Other Items
Barbecue Sauce	A-A-20335, Flavor I, Type B
Picante Sauce	A-A-20259, Type II
Ration Supplement, Flameless Ration Heater (FRH)	MIL-R-44398B
Spoon	A-A-3109, Type IV, Item 13

B. Accessory components. Accessory components are specified in Table II.

TABLE II. Accessory Components

Component	Reference	Packet

Apple Cider, Beverage Base, Powdered	A-A-20098B, Type II, Fortification b, Flavor 12, 17 g	D
Candy, Vanilla Caramels or Chocolate Rolls	A-A-20177B, Type I or II	B (1), (2)
Chewing Gum	A-A-20175A, Type I, Class A, Flavor 1 or 2	All
Coffee, Instant	A-A-20184, Type III, Style A	A, B
Creamer, Non-Dairy, Dry	A-A-20043A, Package C	A, B, E
Hand Cleaner (towelette)	A-A-461B, Type II	All
Hot Sauce	A-A-20097C, Type II, 1/8 fl. 02.	A, C, E (3)
Matches	A-A-59489, Type I, Class A	All
Red Pepper, Ground	A-A-20001A, Type I, Class Z, Form 1	B
Seasoning Blend, Salt Free	A-A-20001A,Type II, Class D, Blend (1)	D
Salt	Monograph, 4 gram	All
Sugar	A-A-20135B,Type I, Style A, 1/7 oz	A, B, E
Tea, Instant, with Sweetener and Lemon Flavor	A-A-20183A, Type I, Style B, Flavor 2, Package C, 16 g	C, D
Tea Bag	A-A-20033C, Type I	E (4)
Toilet Tissue	A-A-59594	All

(1)          Candy shall be procured in equal quantities and assembled in a uniform distribution.

(2)          Alternatively, candy may be packaged in a heat sealable barrier material one layer of which is a minimum of 0.00025 inch thick aluminum foil.

(3)          Alternatively, hot sauce may be packed loose in the meal bag.

(4)          The tea bag shall be over wrapped in a heat sealable barrier material one layer of which is a minimum of 0.00025 inch thick aluminum foil.

3

ACR-M-024
1 November 2002
W/CHANGE 06, 5 Nov 03

C. Contents. The contents of each meal are specified in Table III.

TABLE III. Contents

Menu #1	Menu #2	Menu #3
Beefsteak with mushrooms	Pork rib	Beef ravioli
Western beans	Clam chowder	Potato sticks
Jelly (1)	Cheese spread, plain	Fudge brownie
Crackers, plain	Two wheat snack bread	Cheese spread, plain
Dairyshake (1)	Cookie (4)	Crackers, vegetable
Accessory packet B	Beverage base, powdered (1)	Beverage base, powdered
Spoon	Accessory packet A	Accessory packet A
Flameless ration heater	Spoon	Spoon
	Flameless ration heater	Flameless ration heater

Menu #4	Menu #5	Menu #6
Country captain chicken	Chicken breast	Chicken in Thai sauce
Mashed potatoes	Minestrone stew	Yellow/wild rice pilaf
Toaster pastry	Pound cake (3)	Peanut butter
Peanut butter	Cheese spread, Jalapeno	Crackers, plain
Crackers, plain	Wheat snack bread	Nut raisin mix
Candy (2)	Candy (2)	French vanilla cappuccino
Accessory packet A	Accessory packet D	Accessory packet E
Spoon	Spoon	Spoon
Flameless ration heater	Flameless ration heater	Flameless ration heater

Menu #7	Menu #8	Menu #9
Chicken with salsa	Beef patty	Beef stew
Mexican rice	Macaroni and cheese, Mexican	Jelly (1)
Shortbread cookie	Cheese spread with bacon	Crackers, plain
Cheese spread, Jalapeno	Two wheat snack bread	Beef jerky
Crackers, vegetable	Nacho cheese pretzels	Cookie (4)
Candy (2)	BBQ sauce	Dairyshake (1)
Mocha cappucino	Accessory packet C	Accessory packet A
Accessory packet C	Spoon	Spoon
Spoon	Flameless ration heater	Flameless ration heater
Flameless ration heater

Menu #10	Menu #11 Vegetarian	Menu #12 Vegetarian
Chili and macaroni	Pasta with vegetables in	Veggie burger with BBQ sauce
Cookie (4)	tomato sauce	Cranberries, dried
Cheese spread, Jalapeno	Cherries, dried	Fudge brownie
Wheat snack bread	Pound cake (3)	Two wheat snack bread
Cocoa beverage powder	Peanut butter	Hard candy (2)
Accessory packet B	Crackers, plain	Accessory packet C
Spoon	Hard candy (2)	Spoon
Flameless ration heater	Accessory packet D	Flameless ration heater
Spoon
Flameless ration heater

4

ACR-M-024
1 November 2002
W/CHANGE 06, 5 Nov 03

Table III. Contents (cont'd)
Menu #13 Vegetarian	Menu #14 Vegetarian	Menu #15
Cheese tortellini	Vegetable manicotti	Beef enchilada
Spiced apples	Wet pack fruit (1)	Refried beans
Pound cake (3)	Pound cake (3)	Cookies (4)
Peanut butter	Peanut butter	Cheese spread, Jalapeno
Crackers, plain	Crackers, plain	Crackers, vegetable
Hard candy (2)	Dry roasted peanuts	Beverage base, powdered (1)
Accessory packet D	Accessory packet C	Picante sauce
Spoon	Spoon	Accessory packet B
Flameless ration heater	Flameless ration heater	Spoon
Flameless ration heater

Menu #16	Menu #17	Menu #18
Chicken with noodles	Beef teriyaki	Cajun rice, beans, sausage
Raspberry applesauce	Chow mein noodles	Cheese spread, plain
Peanut butter	Shortbread cookie	Crackers, plain
Crackers, plain	Jam (1)	Chocolate sports bar
Pretzels	Wheat snack bread	Cheddar cheese pretzels
Candy (2)	Candy (2)	Beverage base, powdered (1)
Cocoa beverage powder	Beverage base, powdered (1)	Accessory packet A
Accessory packet A	Accessory packet E	Spoon
Spoon	Spoon	Flameless ration heater
Flameless ration heater	Flameless ration heater

Menu #l9	Menu #20	Menu #21
Beef roast with vegetables	Spaghetti with meat sauce	Chicken tetrazzini
Wet pack fruit(1)
Cookies (4)	Applesauce, carbo fortified	Cookies (4)
Peanut butter	Cheese spread, plain	Jam (1)
Cheese spread, Jalápeño	Wheat snack bread	Crackers, plain
Crackers, plain	Dairyshake (1)	Dairyshake (1)
Cocoa beverage powder	Accessory packet A	Accessory Packet D
Accessory packet A	Spoon	Spoon
Spoon	Flameless ration heater	Flameless ration heater
Flameless ration heater

Menu #22	Menu #23	Menu #24
Jambalaya	Chicken with cavatelli	Meatloaf with gravy
Pound cake (3)	Fig bar	Mashed potatoes
Cheese spread, Jalapeno	Pound cake (3)	Vanilla wafer cookie
Wheat snack bread	Cheese spread with bacon	Jelly (1)
Candy (2)	Wheat snack bread	Crackers, plain
Beverage base, powdered (1)	Beverage base, powdered (1)	Cocoa beverage, powder
Accessory packet A	Accessory packet A	Accessory packet B
Spoon	Spoon	Spoon
Flameless ration heater	Flameless ration heater	Flameless ration heater

(1)          Flavors shall be procured in equal quantities and assembled in a uniform distribution.

(2)          Chocolate disks, fruit flavored disks, chocolate disks with crisped rice, chocolate disks with peanut butter, red cinnamon disks and chocolate with peanut shall be procured in equal quantities and assembled in a uniform distribution within menus 4, 5, 7, 16, 17 and 22. Hard candy fruit tablets shall be procured for menus 11, 12 and 13.

5

ACR-M-024
1 November 2002
W/CHANGE 06, 5 Nov 03

(3)          Pound cakes, Flavors 1, 4, 6, 7, 8, 9 and 10, shall be procured in equal quantities and assembled in a uniform distribution. Not more than two meals in any shipping container shall contain the same flavor of cake.

(4)          Cookies; Style I, Flavor 1; Style J, Flavor 8; Style K; Style L; Style M; and PCR-C-031; shall be procured in equal quantities and assembled in a uniform distribution within Menus 2, 9, 10, 15, 19 and 21.

SECTION D

D-1 PACKAGING

A.    Components.

(1)   Subassembly packet/accessory packet. The subassembly packet/accessory packet shall be a preformed packet or a form-fill-seal packet. Dimensions shall be sufficient to contain all components and be compatible with the meal bag. Seals shall be a minimum 1/8 inch wide. A tear notch or serrated edge shall be located on one or more seals. The average seal strength of the packet seals shall be not less than 3.5 pounds per inch of width and no individual specimen shall have a seal strength of less than 3.0 pounds per inch of width. As an alternative to the seal strength requirement, the filled and sealed packet shall exhibit no rupture or seal separation greater than 1/16 inch or seal separation that reduces the effective closure seal width to less than 1/16 inch when tested for internal pressure resistance as specified in E,C,(5), a.

a.    Subassembly packet/accessory packet A, C, D, and E.  The packet shall be made from polymeric films or film combinations with adequate strength and thickness to contain and protect the components. The water vapor transmission rate (WVTR) of the film shall not exceed 6.2 gm/m2/24hrs/90%rh/100ºF when tested in accordance with ASTM F 372, Standard Test Method for Water Vapor Transmission Rate of Flexible Barrier Materials Using an Infrared Detection Technique; ASTM E 96, Standard Test Methods for Water Vapor Transmission of Materials or Method 3030 of FED-STD-101, Test Procedures for Packaging Materials. The exterior color of the packet shall be clear or tan.

b.   Subassembly packet/accessory packet B.  The preformed packet or the flat sheet form-fill-seal packet designs shall be fabricated from 0.0015 inch thick polyethylene bonded to 0.00035 inch thick aluminum foil which is bonded to 0.0005 inch thick polyester. Tray-shaped bodies and tray-shaped covets used in form-fill-seal packet designs shall be fabricated from 0.0015 inch thick polyethylene bonded to 0.0005 inch thick aluminum foil with 7 pound per ream low density polyethylene extrusions resin which is bonded to 0.00075 inch thick polyester with 10 pound per ream low density polyethylene extrusions resin. All tolerances for thickness of pouch materials shall be plus or minus 20 percent. The exterior color of the packet shall conform to number 20219, 30045, 30099, 30108, 30111, 30117, 30118, 30219, 30227, 30279, 30313, 30324, 30450, 34052, 34064, 34079, 34086 or 34087 of FED-STD-595, Colors Used in Government Procurement. If candy is overwrapped in a foil-based barrier pouch, the subassembly packet/accessory packet may be constructed in accordance with D-1,A, (l), a.

(2)   Time-temperature indicator (TTI) label. The TTI label shall be a 3/4 inch square, bull’s-eye type, pressure sensitive adhesive label. The TTI label shall have an activation energy (Ea) of 24-30 kcal/mole, be protected from ultraviolet radiation and have a shelf life of 1100 days at 80°F as pivot point.

(3)   Meal bag. The meal bag shall be made from food grade, low density polyethylene (LDPE) tubing. Polyethylene shall have a minimum thickness of 0.010 inch. Inside dimensions of the bag shall not exceed 8-1/8 x 12-1/2 inches. The color of the bag shall conform to number 20219, 30219, 30227, 30279, 30313, 30324 or 30450 of FED-STD-595. The

6

manufacturer’s seal shall be a minimum 1/8 inch wide, continuous, peelable seal that forms a hermetic closure. The seal shall be designed with an inverted “V” shaped peel indicator along the seal path (see Figure 1). The seal strength of each seal shall be not less than 4 pounds per inch of width and the peelable seal shall be not greater than 10 pounds per inch of width.

B.             Assembly.

(1)   Subassembly packet/accessory packet assembly. One of each applicable component as described in Table II shall be inserted in a packet. For a preformed packet, contents shall be inserted in the pouch and the pouch shall be closed with a heat seal not less than 1/8 inch wide. For a form-fill-seal packet, components shall be placed in the body and the cover applied by heat sealing with a seal not less than 1/8 inch wide. The closure seal shall be free of foldover wrinkles or entrapped matter that reduces the effective seal width to less than 1/16 inch. The average seal strength of the packet seals shall be not less than 3.5 pounds per inch of width and no individual specimen shall have a seal strength of less than 3.0 pounds per inch of width. As an alternative to the seal strength requirement, the filled and sealed pouch shall exhibit no rupture or seal separation greater than 1/16 inch or seal separation that reduces the effective closure seal width to less than 1/16 inch when tested for internal pressure resistance as specified in E,C, (5), c. The sealed accessory packets shall not show any evidence of delamination.

(2)   Meal assembly. Each applicable component for each meal as described in Table III shall be inserted in a meal bag. The bag shall be closed with a heat seal not less than 1/8 inch wide. The closure seal shall have a seal strength of not less than 4 pounds per inch of width. The sealed meal bag shall not show any evidence of foreign odor.

D-2 LABELING

A.    Subassembly packet/accessory packet. The subassembly packet/accessory packet shall be printed on one face in dark contrasting color permanent ink with ‘A’, ‘B’, ‘C’, ‘D’ or ‘E’, as applicable. Alternatively, the accessory packet letter may be embossed in the seal of non-foil accessory packets.

B.    Meal bag. Each meal bag shall be printed on at least one face in dark brown ink with the information contained in Figure 1. Continuous printing is acceptable provided that the complete markings appear uninterrupted on at least one face of the bag.

D-3 PACKING

A.    Packing. Twelve meals shall be packed in a fiberboard box. Case “A” shall contain meals 1 through 12, case “B” shall contain meals 13 through 24. The fiberboard box shall conform to RSC-L, grade V2s of ASTM D 5118/D 5118M. The box liner shall be a full inside width box liner fabricated from grade W5c fiberboard in accordance with ASTM D 5118/D 5118M, Standard Practice for Fabrication of Fiberboard Shipping Boxes; except the terminal ends of the liner shall overlap a minimum of 2 inches and no fastening of the overlap is required. The box shall be closed in accordance with closure method 2A1 of ASTM D 1974, Standard Practice for Methods of Closing, Sealing, and Reinforcing Fiberboard Boxes; except the gap between the outer flaps shall be not more the 3/4 inch wide. Each box shall be reinforced with two girthwise nonmetallic straps. The inside dimensions of the box shall be 16-11/16 inches in length, 9-1/8 inches in width and 10-1/4 inches in depth.

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D-4 UNITIZATION

A.    Unit loads. Forty-eight boxes shall be arranged in unit loads in accordance with type I, class B of DSCP Form 3507, Loads, Unit: Preparation of Semiperishable Subsistence Items. Each load shall have 24 “A” cases and 24 “B” cases. At least two boxes in each tier shall be oriented to display the TTI label.

D-5 MARKING

A.    Shipping containers. Shipping containers shall be marked in accordance with DPSC Form 3556, Marking Instructions for Shipping Cases, Sacks and Palletized/Containerized Loads of Perishable and Semiperishable Subsistence and as specified in the contract with the following exceptions:

(1)   Identification markings normally placed on an end of the shipping container shall read from top to bottom, left to right, when the shipping container is rotated from its upright position onto its side for palletization. The major flaps of the shipping container closure immediately to the right of the marked end of the shipping container shall bear the following marking:

Contract data and other required markings

Date of pack

Lot number

Case A or B, as applicable

U.S. GOVERNMENT PROPERTY - COMMERCIAL RESALE IS UNLAWFUL

NOTE: WATER ACTIVATED Flameless Ration heater,

NSN 8970-01-321-9153, supplied in each MRE bag

Time Temperature Indicator label shall be centrally positioned on the panel. A minimum distance (quiet zone) of 1/4 inch from the nearest identification marking shall be maintained.

(2)   One side panel of shipping container shall be marked “MEAL, READY TO EAT, INDIVIDUAL” in letters not less than 1-1/4 inches high. Underneath the ration nomenclature, in letters not less than 1 inch, the shipping container shall be marked “DO NOT ROUGH HANDLE WHEN FROZEN (0°F or below)”

B.    Unit loads. Unit loads shall be marked in accordance with DPSC Form 3556. In addition, each unit load shall be provided with a Material Safety Data Sheet (MSDS), in accordance with MIL-R-44398. The MSDS shall be placed inside a clear plastic sleeve and securely attached to one side of the unit load with tape or pressure sensitive adhesive. A copy of the MSDS must be included with the shipping papers and a copy must also be placed in the vehicle manifest.

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FIGURE 1. GRAPHIC DESIGN AND LETTERING HEIGHT**

*                 Name of applicable entree component as listed in table III component column

**          A tolerance of plus or minus 1/16 inch is applicable to letter height requirements

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SECTION E INSPECTION AND ACCEPTANCE

The following quality assurance criteria, utilizing ANSI/ASQC Zl.4-1993, Sampling Procedures and Tables for Inspection by Attributes, are required. Unless otherwise specified, single sampling plans indicated in ANSI/ASQC Zl.4-1993 will be utilized. When required, the manufacturer shall provide the certificate(s) of conformance to the appropriate inspection activity. Certificate(s) of conformance not provided shall be cause for rejection of the lot.

A.           Definitions.

(1) Critical defect. A critical defect is a defect that judgment and experience indicate would result in hazardous or unsafe conditions for individuals using, maintaining, or depending on the item; or a defect that judgment and experience indicate is likely to prevent the performance of the major end item, i.e., the consumption of the ration.

(2) Major defect. A major defect is a defect, other than critical, that is likely to result in failure, or to reduce materially the usability of the unit of product for its intended purpose.

(3) Minor defect. A minor defect is a defect that is not likely to reduce materially the usability of the unit of product for its intended purpose, or is a departure from established standards having little bearing on the effective use or operation of the unit.

B.    Conformance inspection. Conformance inspection shall include the examinations/tests and the methods of inspection cited in this section.

C.             Packaging examination.

(1) Pouch material certification. Material listed below may be accepted on the basis of a contractor’s certification of conformance to the indicated requirements. In addition, compliance to the requirements for inside pouch dimensions and dimensions of manufacturer’s seals may be verified by certificate of conformance.

Requirement	Requirement paragraph	Test procedure

Thickness of meal bag and subassembly/accessory packet material	D-1, A, (1), b and D-1, A, (3)	ASTM D 2103 (1)

Color of meal bag and subassembly/accessory packet	D-1, A, (1), a and b, and D-1, A, (3)	Visual evaluation and FED-STD-595, as applicable (2)

Aluminum foil thickness	D-1, A, (1), b	ASTM B 479 (3)

Laminated material Identification and construction	D-1, A, (1), b	Laboratory evaluation

Water vapor transmission rate	D-1, A, (1), a	ASTM F 372, ASTM E 96 or Method 3030 of FED-STD-101 (4)

(1)          ASTM D 2103-97 Standard Specification for Polyethylene Film and Sheeting

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(2)          FED-STD-595 Colors Used in Government Procurement

(3)          ASTM B 479 Standard Specification for Annealed Aluminum and Aluminum-Alloy Foil for Flexible Barrier, Food Contact and Other Applications

(4)          ASTM E 96-00 Standard Test Methods for Water Vapor Transmission of Materials

ASTM F 372-99 Standard Test Method for Water Vapor Transmission Rate of Flexible Barrier Materials Using an Infrared Detection Technique

FED-STD-101 Test Procedures for Packaging Materials

(2)   Accessory packet examination. The filled and sealed packets shall be examined for the defects listed in Table IV. The lot size shall be expressed in packets. The sample unit shall be one packet. The inspection level shall be S-4 and the acceptable quality level (AQL), expressed in terms of defects per hundred units, shall be 2.5 for major defects and 4.0 for minor defects.

TABLE IV. Accessory packet defects

Category
Major	Minor	Defect
101		Not clean.(1)

	201	Seal width less than 1/16 inch.(2)

	202	Tear notch or serrations missing.

	203	Tear, hole, or open seal.

	204	Evidence of delamination, as applicable.

	205	Label missing, incorrect, or illegible.

(1)   Outer packaging shall be free from foreign matter, which is unwholesome, has the potential to cause package damage [for example, glass, metal fillings, etc.), or generally detracts from the clean appearance of the package. The following examples shall not be scored as defects for unclean:

a.     Foreign matter which presents no health hazard or potential package damage and which can be readily removed by gently shaking the package or by gently brushing the package with a clean dry cloth.

b.     Localized dried product which affects less than 1/8 of the total surface area of one pouch face, or an aggregate of scattered dried product which affects less than 1/4 of the total surface area of one pouch face.

(2)   An effective seal is defined as any uncontaminated, fusion bonded, continuous path, minimum 1/16 inch wide, producing a hermetically sealed pouch.

(3)   Accessory packet contents examination. The filled and sealed packets shall be examined for the defects listed in Table V (this examination may be performed on the preformed packets after filling and prior to sealing). The lot size shall be expressed in packets. The sample unit shall be one packet open or sealed. The inspection level shall be S-4 and the AQL, expressed in terms of defects per hundred units, shall be 1.5 for major defects and 4.0 for minor defects.

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TABLE V. Accessory packet contents defects

Category
Major	Minor	Defect
101		Missing or crushed candy.

102		Component not clean.(1)

103		Plastic shrink film missing from around screw cap of hot sauce bottle or hot sauce bottle leaking.

	201	Missing or unserviceable component (for example, tear, hole, or open seam in coffee, tea, cream substitute, sugar, salt, or hand cleaner; or crushed gum).

(1)    Outer packaging shall be free from foreign matter, which is unwholesome, has the potential to cause package damage (for example, glass, metal filings, etc.), or generally detracts from the clean appearance of the package. The following examples shall not be scored as defects for unclean:

a.     Foreign matter which presents no health hazard or potential package damage and which can be readily removed by gently shaking the package or by gently brushing the package with a clean dry cloth.

b.     Localized dried product which affects less than 1/8 of the total surface area of one package face, or an aggregate of scattered dried product which affects less than 1/4 of the total surface area of one package face.

(4)   Assembled meal bag examination. The filled and sealed meal bags shall be inspected for the defects listed in Table VI. The lot size shall be expressed in bags. The sample unit shall be one bag. The inspection level shall be S-4 and the AQL, expressed in terms of defects per hundred units, shall be 2.5 for major defects and 4.0 for minor defects. A minimum of 50 samples shall be examined for critical defects. The finding of any critical defect shall be cause for rejection of the lot. The inspection sample shall contain a proportionate amount of each of the meals.

TABLE VI. Assembled meal bag defects

Category
Critical	Major	Minor	Defect
1			Tear, hole, or puncture through carton or open carton causing a hole in the pouch or obviously wet or stained carton due to leaking pouch. (1)

2			Tear, hole, or puncture in cheese spread.

3			Swollen cheese spread pouch, or swollen pouch or carton of thermostabilized item.

	101		Tear or hole in carton exposing pouch to potential damage.

	102		Menu component missing or incorrect assortment for menu package.

	103		Not clean, the meal bag or any of the outer packaging of its contents. (2)

	104		Foreign odor.

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Category
Critical	Major	Minor	Defect
	105		Labeling missing, incorrect, or illegible.

	106		Swollen peanut butter, jelly or jam pouch.

	107		Tear, hole, puncture, or open seal in component packages.

	108		Crushed or broken component.(3)

	109		Broken spoon.

	110		Chocolate toffee rolls or vanilla caramels not packaged in aluminum foil barrier pouch or B accessory packet.

		201	Tear, hole, open seal, or split in meal bag.

		202	Tear, hole, puncture, or open seal in subassembly packet/accessory packet.

		203	Thermostabilized carton flaps open or tear or hole in carton not exposing pouch to potential damage.

		204	Inverted “V” shaped peel indicator missing or not located as specified.

(1)          Applies to cartoned items.

(2)   Outer packaging shall be free from foreign matter, which is unwholesome, has the potential to cause package damage (i.e. glass, metal filings, etc.), or generally detracts from the clean appearance of the package. The following examples shall not be scored as defects for unclean:

a.     Foreign matter which presents no health hazard or potential package damage and which can be readily removed by gently shaking the package or by gently brushing the package with a clean dry cloth.

b.     Localized dried product which affects less than 1/8 of the total surface area of one pouch face, or an aggregate of scattered dried product which affects less than 1/4 of the total surface area of one pouch face.

(3)   For definition of crushed or broken, refer to applicable ration component document.

(5)   Seal testing. The pouch seals shall be tested for seal strength or internal pressure resistance as required in a, b, c, or d, as applicable.

a. Unfilled preformed subassembly packet/accessory packet pouch. The seals of the unfilled preformed pouches for the subassembly packet/accessory packet shall be tested for seal strength in accordance with ASTM F 88, Seal Strength of Flexible Barrier Materials. The lot size shall be expressed in pouches. The sample unit shall be one pouch. The inspection shall be level S-1 and the AQL, expressed in defects per hundred units, shall be 10.0. Three specimens shall be cut from each of the three sealed sides of each pouch in the sample. The average seal strength of any side shall be calculated by averaging the results of the three specimens cut from that side. Any test specimen

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failing to meet a seal strength of 3 pounds per inch of width shall be scored as a major defect. Any average seal strength of less than 3.5 pounds per inch of width shall be cause for rejection of the lot. Alternatively, the internal pressure resistance shall be determined by pressurizing the pouches while they are restrained between two rigid plates. The sample size shall be the number of pouches indicated by inspection level S-l. If a three seal tester (one that pressurizes the pouch through an open end) is used, the closure seal shall be cut off for testing the side and bottom seals of the pouch. For testing the closure seal, the bottom seal shall be cut off. The pouches shall be emptied prior to testing. If a four-seal tester (designed to pressurize filled pouches by use of a hypodermic needle through the pouch wall) is used, all four seals can be tested simultaneously. The distance between rigid restraining plates on the four-seal tester shall be equal to the thickness of the product +1/16 inch. Pressure shall be applied at the approximate uniform rate of 1 pound per square inch gage (psig) per second until 14 psig pressure is reached. The 14 psig pressure shall be held constant for 30 seconds and then released. The pouches shall then be examined for separation or yield of the heat seals. Any rupture of the pouch or evidence of seal separation greater than 1/16 inch in the pouch manufacturer’s seal shall be considered a test failure. Any seal separation that reduces the effective closure seal width to less than 1/16 inch (see table IV, footnote (2) shall be considered a test failure. Any test failure shall be cause for rejection of the lot.

b. Unfilled meal bag. The seals of the unfilled meal bags shall be tested for seal strength in accordance with ASTM F 88. The lot size shall be expressed in bags. The sample unit shall be one bag. The sample size shall be the number of bags indicated by inspection level S-1. Three specimens shall be cut from the sealed end of each bag in the sample. Samples shall not be taken from the inverted “V” peel initiation. Any specimen with a seal strength less than 4 pounds per inch of width or greater than 10 pounds per inch of width shall be cause for rejection of the lot.

c. Subassembly packet/accessory packet pouch closure. The closure seals of the pouches for the subassembly packet/accessory packet shall be tested for seal strength in accordance with ASTM F 88. The lot size shall be expressed in pouches. The sample unit shall be one pouch. The inspection level shall be S-1 and the AQL, expressed in defects per hundred units, shall be 10.0. For the closure seal on preformed pouches, three adjacent specimens shall be cut from the closure seal of each pouch in the sample. For the form-fill-seal pouches, three specimens shall be cut from each side and each end of each pouch in the sample. The average seal strength of any side, end or closure shall be calculated by averaging the three specimens cut from that side, end or closure. Any test specimen failing to meet a seal strength of 3 pounds per inch of width shall be scored as a major defect. Any average seal strength of less than 3.5 pounds per inch of width shall be cause for rejection of the lot. Alternatively, the internal pressure resistance shall be determined by pressurizing the pouches while they are restrained between two rigid plates. The sample size shall be the number of pouches indicated by inspection level S-1, If a three seal tester (one that pressurizes the pouch through an open end) is used, the closure seal shall be cut off for testing the side and bottom seals of the pouch. For testing the closure seal, the bottom seal shall be cut off. The pouches shall be emptied prior to testing. If a four-seal tester (designed to pressurize filled pouches by use of a hypodermic needle through the pouch wall) is used, all four seals can be tested simultaneously. The distance between rigid restraining plates on the four-seal tester shall be equal to the thickness of the product +1/16 inch. Pressure shall be applied at the approximate uniform rate of 1 pound per square inch gage (psig) per second until 14 psig pressure is reached. The 14 psig pressure shall be held constant for 30 seconds and then released. The pouches shall then be examined for separation or yield of the heat seals. Any rupture of the pouch or evidence of seal separation greater than 1/16 inch in the pouch manufacturer’s seal shall be considered a test failure. Any seal separation that reduces the effective closure seal width to less than 1/16 inch (see table IV, footnote (2)) shall be considered a test failure. Any test failure shall be cause for rejection of the lot.

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d. Meal bag closure. The closure seals of the meal bags shall be tested for seal strength in accordance with ASTM F 88. The lot size shall be expressed in bags. The sample unit shall be one bag. The sample size shall be the number of bags indicated by inspection level S-1. Three specimens shall be cut from the closure seal of each bag in the sample. Any specimen with a seal strength less than 4 pounds per inch of width shall be cause for rejection of the lot.

(6)   Unfilled meal bag and unfilled preformed subassembly packet/accessory packet pouch seal certification. A certificate of conformance may be accepted as evidence that unfilled bags or pouches conform to the seal strength requirements specified in D-1,A, (1) and (3). When deemed necessary by the USDA, seal testing of the unfilled bags or pouches shall be as specified in E,C, (5), a and b.

D.    Packing.

(1) Shipping container and marking examination. The filled and sealed shipping containers shall be examined for the defects listed in Table VII. The lot size shall be expressed in shipping containers. The sample unit shall be one shipping container fully packed. The inspection level shall be S-3 and the AQL, expressed in terms of defects per hundred units, shall be 4.0 for major defects and 10.0 for total defects.

TABLE VII. Shipping container and marking defects

Category
Major	Minor	Defect
101		Marking omitted, incorrect, illegible, or improper size, location sequence or method of application.

102		Outer flaps do not completely meet, leaving an opening greater than 3/4 inch between flap ends.

103		Inadequate workmanship.(1)

104		Missing meal.(2)

105		Not one of each menu specified.

	201	Time-temperature indicator missing or not centrally located on panel.

	202	Time-temperature indicator 1/4 inch quiet zone not maintained.

(1)   Inadequate workmanship is defined as, but not limited to, incomplete closure of container flaps, loose strapping, inadequate stapling, improper taping, or bulged or distorted container.

(2)   Each missing meal is a defect.

(2)   Flap closure testing. The lot size shall be expressed in shipping containers. The sample unit shall be one shipping container. The inspection level shall be S-2 and the AQL, expressed in terms of defects per hundred units, shall be 4.0. The closure of the four outer flaps of the container shall be tested separately. A 90 degree angular bar with each leg approximately 5 inches long by 3 inches wide by 1/8 inch thick shall be used to test the flap closures. Insert one leg of the angular bar full length under the center of one outer flap. Insertion shall be made through the open slot between the outer flaps. Lift the container vertically by the other leg of the bar until the container is suspended. The complete upper surface of the inserted leg shall be in contact with the inner surface of the flap during the lifting and suspension of the container. Complete

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separation of the adhesive bond of one or more of the outer flaps, showing no evidence of fiber tear, shall be scored as a major defect.

E.  Unit load examination. The unit load shall be examined in accordance with the requirements of DSCP Form 3507. Any nonconformance shall be classified as a major defect.

SECTION J REFERENCE DOCUMENTS

DSCP FORMS

DSCP FORM 3507 – Loads, Unit; Preparation for Semiperishable Subsistence Items

DSCP FORM 3556 – Marking Instructions for Shipping Cases, Sacks and Palletized/Containerized Loads of Perishable and Semiperishable

MILITARY SPECIFICATION

MIL-R-44398B, Ration Supplement, Flameless Ration Heater (FRH)

FEDERAL STANDARDS

FED-STD-101 – Test Procedures for Packaging Materials

FED-STD-595 – Colors Used in Government Procurement

NON-GOVERNMENTAL STANDARDS

AMERICAN SOCIETY FOR QUALITY CONTROL (ASQC)

ANSI/ASQCZ1.4-1993 – Sampling Procedures and Tables for Inspection by Attributes

ASTM INTERNATIONAL

B 479-00 – Standard Specification for Annealed Aluminum and Aluminum-Alloy Foil for Flexible Barrier, Food Contact and Other Applications

D 1974-98 – Standard Practice for Methods of Closing, Sealing, and Reinforcing Fiberboard Boxes

D 2103-97 – Standard Specification for Polyethylene Film and Sheeting

D 5118/D 5118M-01 – Standard Practice for Fabrication of Fiberboard Shipping Boxes

E 96-00 – Standard Test Methods for Water Vapor Transmission of Materials

F 88-00 – Standard Test Method for Seal Strength of Flexible Barrier Materials

F 372-99 – Standard Test Method for Water Vapor Transmission Rate of Flexible Barrier Materials Using an Infrared Detection Technique

16

LOADS, UNIT: PREPARATION OF SEMIPERISHABLE SUBSISTENCE ITEMS

Unit Loads: This DSCP form covers general requirements for unitization and containerization of semiperishable subsistence items for the Directorate of Subsistence.

Classification: The unit loads shall be designated by one of the following types and the contractors shall adhere to the requirements within unless otherwise specified in the solicitation/contract, or purchase order.

Type I - Palletized unit load

Class A - Strapped or film bonded

Class B - Capped and strapped

Type II – Containerized unit load

Class E – Capped and strapped fiberboard box.

Type III - Commercial loads

Class G - On commercial pallet

Intended use. This specification covers general and detailed requirements for unitization and containerized semiperishable subsistence items. The following information is furnished to indicate the established levels of protection:

a.  Level A protection: Solicitation/Contract specific.

b.  Level B protection: Type I, Class A load, Type I, Class B load, or Type II, Class E load

c.  Minimal Military Requirements/Commercial:  Type III, Class G load.

Reference Documents.

(1). Pallets and Construction

ASME MH1b-2000; Part 3, Wood Pallets and Part 9, Wood Pallets for Military Use

Unitization Guidelines

MIL-HDBK-774 – Palletized Unit Loads

DSCP FORM 3507   December 18, 2002

THIS DOCUMENT SUPERSEDES DSCP FORM 3507   April 1,2002
PREPARING ACTIVITY: DSCP-SS

(2). Fiberboard

ASTM-D4727 - Corrugated and Solid Fiberboard Sheet Stock (Container Grade) and Cut Shapes

ASTM-D5168 - Containers, Fabrication and Closure of Triple Wall Corrugated Fiberboard

(3). Strapping

ASTM-D3950 - Strapping, Nonmetallic (and Joining Methods)

(4). Marking

DSCP Form 3556 -	Marking Instructions for Shipping Cases, Sacks, and Palletized/Containerized Loads of Perishable and Semi-Perishable Subsistence

(5). Sampling and Test Procedures

ANSI/ASQC Z.1-4 - Sampling Procedures and Tables for Inspection by Attributes

General Requirements

Pallets. Unless otherwise specified herein, or by contract, pallets shall conform to Part 3 and Part 9 of ASME MH1b-2000. Pallets shall be Class 1, Type 2, Style 6, Size 2. For pallet loads under 1500 pounds, ref. Part 9, Table 4, ASME Part No. MH1/9-02SW4048. For pallet loads 1501 to 3000 pounds, ref. Part 9, Table 4, ASME Part No. MH1/9-O5SW4048.

Note: When unitizing individual field meals (MRE, MCW, LRP) and humanitarian ration (HDR), the top deck surface area “footprint” of the specified double wing pallet may be increased to reduce load overhang. Maximum top deck dimensions of (L)43”x(W)51.5” may be used. This option only applies to top deck board and stringer (length) dimensions.

Pads. When specified in specification sheets, top and bottom pads shall be fabricated from fiberboard conforming to class weather-resistant of ASTM D4727. Alternatively, in lieu of a bottom fiberboard pad, a moisture barrier material fabricated from 4 mil or thicker commercial polyethylene film may be used. The pad or barrier material shall be approximately the same size as the load base, except the top fiberboard pad shall not extend beyond sides and ends of the load.

2

Consolidation box. Boxes shall be triple wall fiberboard. The contents shall fit snugly in the box; the maximum void space shall be not more than five percent of the capacity. The maximum dimensions of the boxes, maximum net weight of contents and size shall be as specified in Table I.

TABLE I.  Maximum dimensions and net weight of contents of consolidation box

Maximum outside dimensions in inches
Length	Width	Height including base	Maximum net weight of contents (pounds)	Box Material

49	41	43	2600	Fiberboard

Strapping. Strapping shall be nonmetallic as specified herein.

Nonmetallic strapping. Nonmetallic strapping shall conform to type II or III or IV of ASTM D3950, having a minimum breaking strength of 900 pounds. Buckles shall not be used. When specified in the contract, the strapping on the end item load shall be tested for seal (joint) strength, and shall meet the requirement specified in ASTM D3950, when tested as specified under “Strapping Seal (joint) testing” below.

Formation of load. Shipping containers in each palletized unit load shall be uniformly arranged in a pallet pattern that results in the utilization of at least 80% of the pallets surface area. Pallet pattern guidelines can be found in MIL-HDBK-774. If the contractor cannot achieve required surface area efficiencies, a proposed unit load configuration plan shall be submitted to the contracting officer for approval. Unless otherwise specified, the overall dimensions of the palletized loads shall not exceed 43 inches in length, 52 inches in width, and 43 inches in height (including pallet and cap when required),. (See Table I for consolidation box dimensions). A plus tolerance of 1 inch will be allowed for the height only. The shipping container shall be stacked to form a compact squared load centered on the load base and shall be squared with all corners of the pallet with minimum overhang. The overhang or underhang shall be equalized with the sides and/or ends of the pallets. The shipping containers of each pallet load shall be interlocked by reversing the pattern in each course, except when the containers are of such dimensions as to prohibit interlocking patterns.

Marking. All unit loads shall be marked on two sides in accordance with DSCP Form 3556 or as specified in the contract. Alternatively, when the required markings on one or more individual shipping containers are exposed on two sides of the unit load, a minimum 3 by 5-inch white label shall be applied on the same two sides of the load. The label shall be marked (letter size not less than 1/2 inch) with the quantity (number of units per load), and when required, gross weight, and cube. The values marked for gross weight and cube shall have a tolerance of + 3 percent when tested as specified herein under Gross Weight and Cube Testing.

3

QUALITY ASSURANCE PROVISIONS

Responsibility for inspection. Unless otherwise specified in the contract or purchase order, the contractor is responsible for the performance of all inspection requirements (examinations and tests) as specified herein. Except as otherwise specified in the contract or purchase order, the contractor may use his own or any other facilities suitable for the performance of the inspection requirements specified herein, unless disapproved by the Government. The Government reserves the right to perform any of the inspections set forth in this specification where such inspections are deemed necessary to ensure supplies and services conform to prescribed requirements.

Responsibility for compliance. All items shall meet the requirements of this document. The inspection set forth in this specification shall become a part of the contractor’s overall inspection system or quality program. The absence of any inspection requirements in the specification shall not relieve the contractor of the responsibility of ensuring that all products or supplies submitted to the Government for acceptance comply with all requirements of the contract. Sampling inspection, as part of manufacturing operations, is an acceptable practice to ascertain conformance to requirements, however, this does not authorize submission of known defective material, either indicated or actual, nor does it commit the Government to accept defective material.

Quality conformance inspection. Unless otherwise specified, sampling for inspection shall be performed in accordance with ANSI/ASQC Z-1.4.

Component and material inspection.  Components and materials shall be inspected in accordance with all the requirements of reference documents unless otherwise excluded, amended, modified, or qualified in this specification or applicable purchase document.

Unit load visual examination.  The unit loads shall be examined for the defects listed in Table II. The lot size shall be expressed in units of unitized or containerized unit loads. The sample unit shall be one unitized or containerized unit load. The inspection level shall be S-4 and the AQL, expressed in terms of defects per hundred units, shall be 4.0. In the event that the lot size is less than three, 100 percent inspection shall be performed.

4

TABLE II. Unit load visual defects

Examine	Defect

Pads (when applicable)	Material not as specified Missing

Pallets (when applicable)	Pallet size exceeded Components not as specified Stringers not slotted for straps as specified Unclean (1)

Strapping (when applicable)	Missing, broken, or not as specified Nonmetallic strapping does not indent as specified Buckles used

Load formation	Load dimensions exceeded (a plus tolerance of 1 inch is authorized for load height only) Load not squared Overhang or underhang not equalized Not interlocking as required (when applicable)

Consolidation box	Size not as specified Void space more than 5 percent of capacity Net weight greater than specified

Marking	Not as specified. Missing, Illegible, or incorrect

Footnote (1): Pallets shall be free from foreign material and/or growth(s) such as, but not limited to, adhering dirt, filth, mud, mildew, mold, etc.

5

Unit Load Testing.

Strapping Seal (joint) Testing. When specified, the seal (joint) strength of nonmetallic strapping seals shall be tested in accordance with the breaking strength procedure of ASTM D3950. The sample shall be three seal (joint) specimens taken from the strapping on one unit load selected at random from the lot. Each strapping specimen shall be 48 inches in length with the seal (joint) located at the specimen midpoint. When the average breaking strength of the specimens is less than the requirement, it shall be cause for rejection of the lot.

Gross Weight and Cube testing. The unit load gross weight and cube may be established on an average basis, for marking purposes. The weight and cube average shall be based on a minimum of 5 unit loads. Loads should be stacked (not more than three high) to permit normal compression and settling prior to measurement of cube determination. The lot shall be unacceptable if the average unit load weight and cube marked on the load is less than or exceeds 3.0 percent tolerance.

NOTE: Contracting Officer must specify the following in the solicitation/contract:

1.  Title, Number and Date of this Form.

2.  Type and Class.

3.  When height of palletized load is higher than specified.

4.  Verification testing as applicable.

Verification testing.  Verification testing is mandatory when the type and class unit load specified in the acquisition document is Level A protection.

6

LOADS UNIT: TYPE I, CLASS A – PALLETIZED, STRAPPED OR FILM BONDED LOAD

REQUIREMENTS:

The unit loads shall have the commodity containers arranged on a pallet with a top and bottom pad, then be strapped with nonmetallic straps as previously specified. The top/bottom pad shall be made of the specified fiberboard. Nonmetallic straps shall be tensioned to indent the edge of the boxes or pad a minimum of 1/4 inch without tearing the edge to which applied. Alternatively, each unit load shall be bonded with shrink or stretch film in a manner that reflects the guidelines of MIL-HDBK-774. When stretch film is used, the top of the load shall be covered with a weather-resistant fiberboard pad or covered with a sheet of plastic film. If less than full width film is used, film sections should overlap so as to ensure complete coverage. The top film shall extend down all four sides a minimum of 12 inches. Shrink film will be a bag encapsulated over the entire load and extending at least evenly with the underside of the bottom deck board of the pallet. Stretch wrap film shall be stretched around the load in multiple wraps from the top of the bottom deckboard to not less than 2 inches above the height of the load. When required, specific film thickness shall be specified in solicitation, contract or purchase order. Pads are not required when commodities are packed in V2s fiberboard boxes and shipping container contents are completely protected by internal liners, external V2s sleeves or taped seams. See Figure 1.

QUALITY ASSURANCE PROVISIONS:

The unit loads shall be examined for the applicable defects listed in Table II (page 5). In addition, the defects listed in the following table shall apply.

Additional unit load defects

Item	Defect

Shrink film when used	When cited, material or film thickness not as specified

Not tight, burned through or loosely applied

Not secured under top deck boards of pallet

Stretch film when used	When specified, film not correct material or thickness

When specified, number of plies of film not adequate to conform to sum of film thickness requirements

Film not tensioned or secured to deckboards or top of load

Weather resistant fiberboard pad, or plastic film on top of load missing or of insufficient size

Film does not extend a minimum of 2 inches above the height of load

7

LOADS UNIT: TYPE I, CLASS B – PALLETIZED, STRAPPED LOAD WITH CAP

REQUIREMENTS:

Cap. The cap shall be flanged, scored, and slotted as shown in Figure 2 and be made of fiberboard conforming to V3c or V2s of ASTM D4727.

The unit load shall have the commodity containers arranged on a pallet and pad, then capped, and strapped with nonmetallic straps as previously specified under General Requirements and as shown in Figure 2. Nonmetallic straps shall be tensioned to indent the edge of the cap a minimum of 1/4 inch without tearing the edge of the cap. Pads are not required when commodities are packed in V2s fiberboard boxes and the shipping containers contents are completely protected by internal liners, external V2s sleeves or taped seams. See Figure 2.

QUALITY ASSURANCE PROVISIONS:

The unit loads, shall be examined for the applicable defects listed Table II (page 5). In addition, the defects listed in the following table shall apply.

Additional unit load defects

Item	Defect
Cap	Not material specified

Not in accordance with Figure 2

8

LOADS, UNIT:               TYPE II, CLASS E – CONTAINERIZED UNIT LOAD, FIBERBOARD BOX ON PALLET WITH CAP, AND NONMETALLIC STRAPPING ONLY

REQUIREMENTS:

Triple-wall fiberboard box : The tube, including cap, shall be as shown in Figures 3 and 4 and made from fiberboard conforming to ASTM D 5168. The corners of the cap shall not be cut out. The corner flaps shall be secured to the adjacent flanges with five staples as shown in Figure 3. The flaps of the cover shall be crushed prior to stapling. The length of the staple shall penetrate two thicknesses of the fiberboard and be clinched. Alternatively, the triple-wall cap may be secured with a horizontal strap, the same used for strapping the load, applied not more than 4 inches nor less than 2 inches from the bottom edge of the flange. The body of the box may have one or two body joints. The overlap at the body joint shall not be less than 2 inches. The overlapped portion of the body joint of the tube shall be completely crush rolled prior to stapling. When two body joints are used, the joints shall be on diagonally opposite corners of the tube. The metal staples shall be positioned not more than 1-1/2 inches apart. A staple should be placed at 5/8 + 1/8 inch from both ends of the flap. The staple shall have commercial zinc or copper coating. The direction of the flutes in the tube shall be vertical. All bottom flaps of the tube shall be crushed adjacent to the score line. The crushed area of the bottom flaps shall be a minimum of 2-1/2 inches in width by the full length of the flap. The exact depth of the tube shall be determined from the height of the contents. When contents are bagged items, the top course shall be above the edge as shown in Figure 4. The tube shall be fastened to the pallet as shown in Figure 3 with large head galvanized roofing nails or staples. The number of staples shall be double the number of nails as shown in Figure 3. After fastening the tube to the pallet a pad made from fiberboard as specified or of the same material as the tube shall be placed over the bottom flange of the tube.

The containerized unit load shall have the commodity containers arranged in a consolidation box placed on a pallet as previously specified and as shown in Figures 3 and 4. The box shall be closed and strapped with nonmetallic strapping as previously specified and shown in Figure 4. The straps shall be tensioned to indent the edge of the cap a minimum of 1/4 inch without tearing the edge of the cap.

9

QUALITY ASSURANCE PROVISIONS:

The unit loads shall be examined for the applicable defects listed in Table II (page 5). In addition, the defects listed in the following table shall apply.

Additional unit load defects

Item	Defect

Triple-Wall	Not as shown on Figures 3 and 4
Fiberboard not as specified
Cap corners cut
Cap corners not secured as specified
Staple does not penetrate fiberboard
Box overlap not as specified
Triple-wall flap not crush rolled
Body joints not on diagonally opposite corners
Body joint not secured as specified
Protrusion of bagged goods not as specified
Tube not secured as specified

10

LOADS, UNIT: TYPE III, CLASSES G – COMMERCIAL LOADS. PALLETIZED

REQUIREMENTS:

The unit load shall have the commodity containers arranged on a 40 inch by 48 inch commercial, wood, or plywood partial 4-way entry winged or flush type pallet; or on a 48 inch x 40 inch Grocery Manufacturers of America wood partial 4-way entry pallet. A bottom pad as specified or fabricated from commercial fiberboard shall be utilized. When commercial stringer type pallets are used, strapping slots shall be positioned to permit the load straps to fit snugly against the bottom of the top deck boards. The load shall be bonded with strapping, shrink or stretch film or other means in such a manner as to assure, unit load integrity from producer to user.

QUALITY ASSURANCE PROVISIONS

The unit load shall be examined for the applicable defects listed in Table II (page 5). In addition, the defects listed in the following table shall apply.

Additional End Item Defects

Item	Defect

Pallet	Stringers cracked or broken
Top deck boards cracked or broken
Bottom deck boards cracked, broken or missing
Nails not completely driven or protruding

NOTES

Reference documents as cited in this form may be obtained from the following activities:

DSCP FORMS

Defense Supply Center Philadelphia	Phone (215) 737-7772
DSCP-HSL BLDG 6	DSN 444-7772
700 Robbins Ave	E-mail Michael-Malason@dscp.dla.mil
Philadelphia Pa 19111-5094

For all other documents:

Standardization Documents Order Desk	Phone (215) 697-2179
Defense Automation Printing Service	DNS 442-2179
700 Robbins Ave.
Building 4D
Philadelphia, PA 19111-5094

11

MARKING INSTRUCTIONS FOR BOXES, SACKS, AND

UNIT LOADS OF PERISHABLE, AND

SEMIPERISHABLE SUBSISTENCE

A.   GENERAL INSTRUCTIONS

1.         COMMERCIAL CONTAINERS

a.               When subsistence items are purchased in commercial containers, the identification, contract data and precautionary markings may be retained. This data will be considered as complying with the marking requirements irrespective of order or location so long as:

(1)                                  The commercial markings are legible, non-fading, durable, and provide contrast with the container.

(2)                                  All required data is located on an end/and or side panel(s), except for precautionary markings, which shall be on both side panels or the top panel.

(3)                                  No advertising matter or case marking for products or manufacturer, other than being purchased, appear on the container.

b.              Any data required in Section D, which is not included in the commercial markings must be added. All added information shall:

(1)                                  Comply with the requirements of Section C.

(2)                                  Comply with the requirements of Section D except for order. NSN, contract number, Armed Forces Symbol for Subsistence and bar code symbol must be on an end or side panel.

2.         OTHER CONTAINERS

When subsistence items are purchased in other than preprinted commercial containers, markings shall comply with Sections C and D.

DSCP FORM 3556   JULY 2003

THIS DOCUMENT SUPERSEDES:

DPSC FORM 3556, OCT 2002

B. APPLICABLE DOCUMENTS

1.               Government Documents:

Military:

MIL-PRF-61002 – Pressure-Sensitive Adhesive Labels for Bar Coding

MIL-STD-129 — Military Marking For Shipment And Storage

DOD Regulations:

DOD 4500.9-R — Defense Transportation Regulation (DTR)

2.               Non-Government:

American National Standards Institute (ANSI)

International Organization Standards (ISO)

International Electro technical Committee (IEC)

ANSI MH10.3: 2001 - Syntax for High Capacity ADC Media

ISO/IEC 15434:1999 - Information Technology –Transfer Syntax for High Capacity ADC Media

ISO/IEC 15438:2001 – Information Technology - Automatic Identification and Data Capture Techniques - Bar Code Symbology Specification-PDF417

ISO/IEC 16388:1999 – Information Technology- Automatic Identification and Data Capture Techniques - Bar Code Symbology Specification-Code 39 (Application for ANSI or ISO/IEC copies should be addressed to The American National Standards Institute, 25 West 43rd Street, New York, NY 10036 or through www.ansi.org or www.iso.ch)

C. METHOD AND SIZE OF MARKING

1.               METHOD OF MARKING

a.               The marking of intermediate containers, shipping containers, sacks/bags and unit loads shall be accomplished by use of labels, ink jet printing, stamping, photo marking, embossing, decals, transfers, laser marking or other similar processes (dot matrix or conventional methods are acceptable). Hand lettering or hand printing shall not be used except for delivery order numbers and weight and cube declarations.

NOTE: When adhering paper labels to shrink-wrapped shipping containers, the labels shall be affixed to the shipping containers prior to applying the shrink-wrap.

b.               All markings shall be legible, non-fading and durable. The markings shall contrast with the applied surface.

c.                Commercial enamels, lacquers or inks shall be used for lithographing, embossing, roller coating, jet printing or stamping. When stamping is applied, commercial waterproof and petroleum resistant inks, offering durability on exposure to field service, shall be used.

NOTE: Enamels, lacquers or inks shall not be applied to fiberboard, chipboard or any other porous type packaging material that may come into direct contact with a food item unless the FDA has declared the marking material a Food Grade Material.

d.               Labels may be used for address markings, identification and contract data markings, regulation / statue markings, and International Logistics shipment markings. When labels are used, the required markings shall be printed, typed or reproduced, When labels are used for identification and contract data, the markings shall be of the size specified herein, and shall be a size that permits ready identification. Labels for Level A and B packs, except pressure sensitive labels, shall be secured with water resistant adhesive. Labels for commercial applications shall be securely affixed with adhesive in accordance with good commercial practice. Labels for Level A pack shall be waterproofed by coating the entire label and adjacent surfaces with waterproof material. Waterproof pressure sensitive labels (waterproof adhesive backing and printed surface) do not require waterproof coating as described above. When labels are used for other than ration items, the color of the labels may be while. If labels are applied to ration items, the color shall be an earth tone color such as a tan, beige, brown or green.

e.                Tags. A metal, cloth, plastic or paper shipping tag shall be used whenever it is impracticable to stencil, mark or apply a label. For Level A and B packs, water resistant paper tags shall be used. Metal shipping tags shall be corrosion resistant. Tags shall be attached with wire (minimum 23 gauge) or twine. Markings on cloth or paper tags shall be printed with waterproof ink or typed; metal tags with dies or punches; plastic tags by means of stamping, stenciling, printing, perforating or embossing.

2.               SIZE OF MARKINGS

a.                Lettering shall be in capital letters of equal height.

b.               Interrupted stencil shipping case markings shall be minimum 7/16 inch. Solid letter shipping case markings shall be minimum 3/8 inch. Solid letter markings may be reduced to 1/4 inch when panel space is insufficient for the larger markings. Markings applied by non-contact methods (e.g. ink jet, laser, etc.) shall be minimum 1/4 inch.

c.                Markings on shipping sacks shall be minimum 3/8 inch.

d.               Label Markings (shipping containers)

Lettering for identification and contract data markings shall not be less than 1/4 inch (solid or dot matrix letters).

e.                Tags (shipping containers). Markings on paper, plastic, or cloth tags shall be a minimum of 1/8 inch. Markings on metal tags shall be minimum of 3/16 inch.

f.                  Unit load markings shall be minimum 3/4 inch.

D. IDENTIFICATION, CONTRACT DATA, AND SPECIAL MARKINGS

1.   INTERMEDIATE CONTAINERS.

a.  Unless otherwise specified, intermediate containers shall be marked or labeled on one end or side panel with the following information.

Item Name (e.g. TEA, INSTANT)

Quantity, Size & Unit (e.g. 50 3/4 OZ PG)

b.  Intermediate container is an interior container, bundle or wrap which contains two or more unit packages of identical items, and which is subsequently packed in a shipping container.

2.   SHIPPING CONTAINER IDENTIFICATION AND CONTRACT DATA

a. On one end panel mark the information listed below as shown in Figure 1 & 2. When end panel space is insufficient to allow for all the required markings, all or the remaining markings shall be stenciled or printed on the side panel.

NOTE: The identification/contract data markings, cited below, and bar code markings may be displayed on separate display panels. This is permitted when any one panel is too small to accommodate both sets of markings.

b. SEMI-PERISHABLE (ISSUE) (1)  (See Figure 1)

Line 1 – NSN (National Stock Number) (e.g. 8915-00-257-3947)

Line 2 – Item Description or Name (e.g. CORN, CANNED)

Line 3 – Quantity, Size and Unit (e.g. 6 NO. 10 CNS) or Net Weight (e.g. NET WT. 42 lbs.) as appropriate.

Line 4 – Contract or P.O. Number, Delivery Order Number (2)(when applicable) and Lot Number(3)

(e.g. SP0300-03-C-0001, LOT 26 or SP0300-03-C-0001-D027, LOT 26)

Line 5 – Name, Address, and Zip Code of Contractor.

(e.g. TEFCO, INC., BROOMALL, PA 19101)

Line 6 – Date of Pack (4) (Month/Year)

(e.g. DOP 5/03) or (Julian Date) (e.g. DOP 3145)

Line 7 – Inspection/Test/Date(5)(6)

(1) Inspection/Test Date is not required for shipment when ration components are shipped to ration assembly points.

(2) Delivery order numbers may be hand lettered. Hand lettering shall be legible and marked with non-fading, durable ink.

(3) Contractor shall mark the applicable lot number by embossing, stamping, printing, stenciling, jet or laser printing on each primary container and/or shipping container thus identifying the involved lot from all other lots produced by the same contractor. Lot numbers will not be mixed on the same pallet except for end of shift/partial lot quantities. Unit load markings shall reflect all involved lot numbers.

(4) The date of pack is that date on which the product was packaged in the unit/primary container.

(5) Expected shelf life is found in the applicable solicitation/contract. To calculate Inspection Test Date (ITD), add shelf life value to Date of Pack. Example 1: If Date of Pack is June 2001 and shelf life is four months, then ITD is computed as follows:

6/01 + 4 = ITD 10/01

Example 2: If Date of Pack is September 2001 and shelf life is six months, then ITD is computed as follows:

9/01 + 6 = ITD 03/02

(6) Three spaces shall be provided for additional inspection/test dates.

c.  PERISHABLE (ISSUE)    (See Figure. 2)

Line 1 - NSN (National Stock Number) (e.g. 8915-00-127-7984)

Line 2 - Item Description or Name (e.g. BEANS, LIMA, FROZEN)

Line 3 – Total Net Weight(1)(2) (e.g. 50 LB NET WT) or quantity, size and unit applicable to items purchased by volume rather than by weight

(e.g. 24 – 12 FLUID OZ CNS) and Date of Pack(3)(4) (month, day and year; e.g. DOP 7/6/03) or Julian date (year and day: e.g. DOP 3116)

Line 4 – Contractor P.O. Number, delivery order number(5) (when applicable) and lot number(6),

(e.g. SP0300-03-C-0001, LOT 26 or SP0300-03-C-0001-D027, LOT 26.)

Line 5-Name, Address, and Zip Code of Contractor

(e.g. JABCO, INC., DREXEL HILL, PA 19026)

(1) Unless otherwise specified in the contract or order, the net weight shall be expressed in pounds to the nearest greater whole pound.

(2) Net weights are not required on shipments of perishable items purchased by volume, i.e, frozen juice, milk, ice cream, etc.

(3) The DOP, applied to frozen fruit and vegetable containers, need only indicate month and year.

(4) The date of pack is that date on which the product was processed and/or packaged in the unit/primary container (as applicable) regardless of dates of packing or shipping. On those items such as frozen fruits, juices and vegetables which are bulk frozen, the date of pack shall be the month and year the product is processed into its final form, regardless of subsequent packaging into primary (bulk/retail) containers. When dealing with natural cheeses, the date of pack shall be the date of manufacture.

(5) Delivery order numbers may be hand lettered. Hand lettering shall be legible and marked with non-fading durable ink.

(6) Contractor shall mark each lot by embossing, stamping, printing, stenciling, jet or laser printing each primary and/or shipping container, thus identifying one lot from all other lots produced by the same contractor.

3.   SPECIAL MARKINGS

a.                    Fragile items. At least three surfaces (except the bottom surface) of each shipping container packed with delicate or fragile items shall be marked “FRAGILE” by means of stenciling or labeling. Shipping containers imprinted on at least three surfaces with “GLASS-DO NOT DROP OR THROW” or “GLASS-HANDLE WITH CARE” or similar precautionary markings shall not require “FRAGILE” markings.

b.                   Precautionary markings (see figure 2). For items required to be refrigerated or frozen, the following markings or equivalent wording, as applicable, shall be applied to the top or 2 sides of the container in letters 1 to 1-1/2 inches high (color of markings may be the same color as the color normally used by the contractor on his commercial shipping cases):

KEEP FROZEN	or KEEP REFRIGERATED
(0.F. or BELOW)	(Temperature range, as applicable)

c.                    Armed Forces symbol for Subsistence. (1) Except for containers filled with fresh fruits and vegetables, all troop issue shipping containers shall have a solid crescent (figure 5) applied to the right and adjacent to the identification markings. The color of the crescent shall be in contrast to the applied surface. Subsistence items intended strictly for resale are not required to display the subsistence symbol.

d.              Shipping container linear bar code symbology markings. (1) All shipping containers except for perishable items shall have bar code markings applied on the end of the container (see figure 1). When space does not permit placing all of the bar code markings on one surface of the shipping container, the bar code labels/markings will be placed on an adjacent side of the container. The bar code marking or label (representing the National Stock Number (NSN), contract number, and CAGE code) shall be in a vertical or “picket fence” configuration in an area adjacent to the identification markings. The bar code shall be placed a minimum distance of 1 inch from the top or bottom edges of the container and .5 inches from the side edge of the container. A minimum distance (quiet zone) of 0.25 inch from the nearest identification marking will be maintained. The bar codes shall be applied in either of the following format: (1) stacked on three separate lines (left hand start characters vertically aligned) or (2) applied in line with NSN preceding the contract number and CAGE code. A minimum space of 0.5 inch separating the bar codes shall be maintained. On fiberboard shipping containers, either bar code labels or direct printing are acceptable. When labels are used for other than ration items, the color of the labels may be white. If labels are used on ration items, the bars shall be black with a background earth tone color such as tan, beige, taupe or green.

(1) Not required on shipping containers of ration components being shipped from a contractor or sub-contractor to a ration assembly point.

E. MARKING INSTRUCTIONS FOR SHIPPING SACKS AND BAGS

1.               IDENTIFICATION AND CONTRACT DATA MARKINGS (see Fig. 4).

a.               Beginning 7 inches from the top of the sack or bag, the following identification markings shall be applied in the order listed.

Line 1 – National Stock Number (NSN) (e.g. 8920-00-165-6898)

Line 2 – Item Description or Name (e.g. FLOUR, PASTRY)

Line 3 – Net Weight or Quantity, Size and Unit, Date of Pack (e.g. 50 LB. NET PKG or 6/10 LB. PKG. DOP 3/03)

Line 4 – Inspection/Test Date

(e.g. INSPECTION/TEST 11/03)

b.              Beginning 12 inches from the bottom of the sack or bag, the following contract data markings shall be applied in the order listed.

Line 1 – Contract or P.O. Number & Lot number
(e.g. SP0300-03-C-4424, LOT 6)

Line 2 - Contractor’s name (e.g. TERMINAL FLOUR MILL CO.)

Line 3 - Contractor’s address w/Zip Code)
(e.g. PORTLAND, OR 97203)

c.               Alternatively, in lieu of the sequence shown above for identification and contract data markings, Net Weight/Date of Pack may be displayed with the contract data markings. When this option is utilized, Net Weight/Date of Pack will be the first line of contract data markings.

d.              Level A sacks and Level B (for ocean shipment) sacks. On the side of the shipping sack bearing the manufacturer’s Certificate of Compliance, stencil or print the following words in block letters 1 to 1-1/2 inches high: “FOR OCEAN SHIPMENT”. Marking shall be applied directly under the manufacturer’s Certificate of Compliance markings.

e.               Commodities already packed in commercially printed sacks shall have the required markings stenciled in letters of 7/16 to 1 inch, equal height, centered on one face of the sack or bag.

2.               When the printing area is too small to permit compliance with specified requirements, the spacing of the printing may be altered proportionately.

3.               If the bag material (other than paper) is such that the information is not legible, when stenciled, the information shall be printed or typed on a white or manila cloth or paper tag. The required markings shall be waterproofed by coating the entire outer surfaces of the tag with spar varnish, clear acrylic coating compound or adhesive. The tags shall be attached with tag wire not smaller than 23-gauge (0.0258 in. diameter) or other suitable corrosion resistant metal fastener. Maximum size of tags shall be 28 square inches.

F. MARKING FOR PALLETIZED/CONTAINERIZED SHIPMENTS

1.              MARKING AND SPECIAL MARKINGS

a.                         Markings and special markings as specified by Section D-3 (if applicable) for palletized/containerized unit loads shall be stenciled, printed, or labeled on two adjacent sides as follows:

Line 1 – NSN

Line 2 – Item Description or Name

Line 3 – Quantity, Size and Unit,(1)

Line 4 – Gross Weight and Cube(2)

Line 5 – Contract or P.O. number (Delivery Order Number (when applicable)) and Lot Number(3)(4)

Line 6 – Name and Address of Contractor(3)

Line 7 – Date of Pack (DOP)

Line 8 – Inspection/Test Date(5)

(1) The quantity is the number of shipping cases in the unit load.

(2) Gross weight and cube; include the weight and dimensions of the pallet or load base.

(3) Contract markings (lines 5 and 6); required to be applied to one side surface of the unitized load.

(4) Different lot numbers will not be mixed on the same pallet load except for end of shift/partial lot quantities. The unit load markings shall reflect all involved lot numbers

(5) Inspection Test Date (ITD) is not required for shipment when the ration components are shipped to ration assembly points, except, Unitized Group Ration component item unit loads destined for government depot assembly points shall display ITD markings.

2.              MARKINGS

a.               Sheathed or Consolidation Boxes. The above-required marking may be applied directly on any two adjacent sides as shown in figure 3.

Additionally, the Subsistence Crescent and bar code symbol must be applied in the approximate positions as shown in figure 3.

b.   Unsheathed Loads. Unit load markings shall be placed on two adjacent sides of the unit load by means of marking panels(1). Shipping cases will be placed or stacked so that the shipping case contract data markings are facing towards the outside of the load if possible. When required marking (see Section D) are exposed on two adjacent sides of the load, on one or more individual shipping container(s), the marking panel need only be marked with lines 3 and 4 as previously specified.

(1)  Marking Panels

The marking panel shall be made from weather resistant fiberboard material complying with ASTM D 4727M. If the panel is secured to the load with tape, it must be weather resistant and no less than 2 inches wide. The tape shall be applied along each of the four edges of the panel; the ends of the tape shall not extend more than 3 inches past the adjacent panel ridge.

3.              SHRINK FILM OR STRETCH-WRAP

a.                    For heat shrink or stretch-wrap bonded loads, the required unit load markings will be applied before the unit load is bonded with the film. When multi-layer applications of stretch wrap film obscure the identification and contract markings that were applied to the load prior to bonding, pressure sensitive labels shall be placed on the outermost layer of wrap. Alternatively, a placard may be appropriately positioned on the sides of the unit load just prior to applying the last layer of stretch wrap. The outside labels/placards shall be placed on either the identification sides of the load or on opposite sides.

NOTE: Outside labels/placards are in addition to labels/placards affixed directly to the unit load as cited above.

G. ADDRESS MARKINGS

1. DOCUMENTATION TO ACCOMPANY SEAVAN/MILVAN SHIPMENTS

Four copies of a document showing the contents of the van, and including the words “Date Stuffed” with such date, will be placed in a waterproof envelope marked “MILSTAMP DOCUMENTATION” and attached either to the interior of the loading door of the van or to one of the packages visible immediately upon opening. (This document may be any one of the following: contract, delivery order, packing/loading list, DD Form 250, TCMD, Bill of Lading or other document which fully identifies the contents.)

2. MILITARY SHIPPING LABELS (MSL)

a.    Military (DoD) and contractor-or vendor-originated address markings, including the military shipment label (MSL) and respective bar code symbols, shall be as specified in DOD 4500.9-R, Part II; MIL-STD-129, and as summarized herein. The preferred location for applying address markings to shipping containers is shown in figures 1,3,4. Exact placement of MSLs may vary slightly from those shown.

b.   Military (DoD) and contractor- or vendor-originated address markings (see figure 6). DoD and contractor- or vendor shipping activities will apply address markings using a bar coded military shipping label (MSL) for all shipments that will enter the Defense Transportation System (DTS). This includes shipments moving within CONUS, between CONUS and OCONUS, or conversely between OCONUS and CONUS. Shipments originating at non-military facilities moving to or through any DTS node, to include origin, consolidation, transship, or a receiving terminal, shall be considered to have “entered the DTS” and must be marked with an MSL. Shipments that will not enter the DTS shall have address markings applied as specified by the responsible activity.

Military Shipping Label (MSL) (see figure 6). The MSL will be completed and attached as specified herein.

The MSL will include linear (Code 39) bar code symbols formatted in accordance with MIL-STD-129 in reference to ISO/IEC 16388. Three linear (Code 39) bar codes shall be encoded, respectively, with the shipment unit Transportation Control Number (TCN), Piece number without leading zeros, and Ultimate Consignee /Mark for DoDAAC.

The MSL will also include a 2D(PDF417) symbol in accordance with ISO/IEC 154387 and ISO/IEC 15434 (ANSI MH10.8.3), formatted in accordance with Table

IV of MIL-STD-129 and as directed in the Defense Transportation Regulation (DTR) DoD 4500.9-R. The 2D(PDF417) symbol will contain specified MSL information, specified Transportation Control Movement Document (TCMD) data, and line item supply data in accordance with the following paragraphs. The applicable 2D(PDF417) symbol Data Identifier (DI) format can be found in DoD 4500.9-R, Part II, Cargo Movement and Table IV of MIL-STD-129. ISO/IEC 15434 (ANSI MH10.8.3) and ISO/IEC 15418 (ANSI MH10.8. 2) are the references for M1L-STD-129 Table IV information.

The MSL 2D(PDF417) symbol is also structured to provide information to receive supply line items. The Generic Cargo MSL 2D(PDF417) symbol stores a repeating set of selected data for each line item in a single item pack shipment unit. Each data set reflects what is normally marked in the bar codes on a DD Form 1348-1A, contractor generated packing list, or DD Form 250/250c. The data capacity restrictions of the MSL 2D(PDF417) symbol will normally limit its content to ten line items depending on the amount of MSL and TCMD data recorded.

MSL size.

The recommended size for the MSL is 4 inches by 6 inches.

MSL stock quality. The quality of the MSL will be such that labels are suitable for ink printing without feathering or spreading. They must withstand normal handling and shipping conditions and remain securely in position. Application specific performance criteria and durability requirements to ensure functionality in various climatic environments should be tailored as required using MIL-PRF- 61002.

MSL format. A specific MSL layout format is not required as long as the in-the-clear data and bar code entries meet required standards and are easily machine and human readable. See figure 6 and Table IV of MIL-STD-129 for detailed format requirements. The MSL format should retain the applicable block titles associated with the data content (see 4.2.2.5 of MIL-STD-129). Figure 6 illustrates an acceptable MSL format that may be used as a guideline in producing a label. ANSI MH 10.8.1 is the referenced standard for developing a DTR compliant MSL. The layout format is not mandated but must meet the requirements directed by DOD 4500.9-R.

Completing the MSL for address marking. The MSL shall be completed as follows to include in-the-clear text or descriptive information, linear (Code 39) bar codes with HRI, and a 2D(PDF417) symbol.

a.               Linear (Code 39) bar code labels or 2D(PDF417) symbol labels with HRI may be affixed to the MSL as an alternative to direct printing on the MSL.

b.              Data identifier (DI) codes shall not be used in conjunction with the linear (Code 39) bar codes.

c.               The MSL unique transport unit identifier shall be the TCN and it shall be printed in the top, left block of the MSL.

d.              Linear (Code 39) bar codes or 2D(PDF417) bar code symbols shall not be positioned in the same linear plane and the label layout should provide as much vertical spacing as available between the bar code symbols to reduce the possibility of scanning interference. A 2D (Maxi Code) symbol may be placed in line with a linear (Code 39) bar code or a 2D (PDF417) symbol.

e.               The text for all entries, except as noted below, shall be no smaller than 10 lines per 1 inch (approximately a 7 point font). The preferred font size is 10 to 14 points.

(1)      The “Ship To” address character height shall be no smaller than the “From” address character height and should be distinctive in appearance, e.g., larger, bolder, different color, etc. The “Ship To” address shall be located below or to the right of the “From” address.

(2)      The transportation priority numeral shall be bold text and shall be 3/4 inch high (approximately a 72-point font).

Data content of the MSL (see figure 6). The data content of the MSL and the instructions for completion are summarized below. Data text descriptions for the MSL are keyed to block titles and specifically detailed in DoD 4500.9-R, Part II.

a.  The MSL shall contain the following information:

(1) TCN. Enter the 17-character (alphanumeric) TCN for shipments entering the DTS using a 1/2 inch-high linear (Code 39)bar code with HRI. For consolidated shipments, place a lead TCN in this block. The lead TCN shall not duplicate any internally packed TCNs.

(2) TAC. Enter Transportation Account Code (TAC). Enter the TAC applicable to shipments moving by the DTS from POE to POD, otherwise leave blank.

(3) From. Enter the Consignor DoDAAC/CAGE and in-the-clear address (up to 3 lines of 35 characters) of the shipping activity

(4) Type Service. In-the-clear text (e.g., Frt.TL, Frt. LTL, SEAVAN) for the type of transportation service to the “Ship To” address. The in-the-clear text may be derived from the TCMD Mode/Method code for the Generic Cargo MSL.

(5) Ship to/POE. Enter the three-digit air/water Port of Embarkation (POE) code, if applicable, and an in-the-clear address (three characters and 5 lines of up to 35 characters).

(6)Priority. Enter the applicable transportation priority (TP). TP 1, 2, 3, or 4 (deferred air freight) should be clearly identified in the priority block of the MSL using bold text that is 3/4 inch high.

(7) POD. Enter three-digit air/water Port of Debarkation (POD) port designator, if applicable. In-the-clear location name may be included.

(8)     Project Code. Enter project code, if applicable.

(9)     Ultimate Consignee/Mark For Consignee. Enter the in-the-clear complete address(s) (up to 5 lines of 35 characters) and the 1/2 inch-high linear (Code 39) bar code DoDAAC with HRI.

(10)   Weight. Enter actual gross weight (numeric value of this piece) with unit of measure. Round to next whole digit and do not zero fill.

(11)   RDD. Enter the Required Delivery Date (RDD) code specified by the requisitioner, if appropriate.

(12)   CUBE. Cube (numeric value of this piece) with unit of measure. Round to next whole digit and do not zero fill.

(13)   Charges. No known requirement. Leave Blank.

(14)   Date Shipped. Enter an in-the-clear date (for example YDDD, YYYYDDD, DD/MM/YY, or DD-MMM-YYYY. Do not use the Date Shipped Code from DoD 4500.9-R, Appendix EE-4.

(15)   Blank

(16)   Piece Number. Enter the piece number (numeric value assigned to this piece) of the cargo documented by the TCN for this shipment unit and a 1/2 inch high linear (Code 39) bar code. Do not zero fill. Piece Number may be expressed as “Piece Number of Total Pieces” to save space on the label, only the Piece Number has a linear (Code 39) bar code; the word “of” and the total number of pieces are not shown in the linear (Code39) bar code.

(17)   Total Pieces. Total number (numeric value) of pieces documented by the TCN for this shipment unit. Total Pieces may be expressed as “Piece Number of Total Pieces” to save space on the label, the Total Pieces value is not shown in the Piece Number linear (Code 39) bar code. Do not zero fill.

18) 2D(PDF417) symbols. MSL, TCMD, and supply/unit information per following paragraph entitled “MSL 2D (PDF417) symbol coding requirements” w/ subparagraphs a. thru d.

(19) Blank

(20) Blank

(21) Local Processing Data. Shippers, for example consolidation and containerization points (CCP), may add internal processing information to the label as long as it is clearly marked and does not interfere with the orientation and placement of MSL data, e.g., figure 6. Additional non-mandatory data may be required by the contract or added based on trade agreements, e.g., assigned serial number, in-the-clear nomenclature (item description), national stock number, and commercial carrier internal tracking number.

MSL 2D(PDF417) symbol coding requirements. Each MSL 2D (PDF417) symbol shall contain the data elements from the applicable figure in Table IV of MIL-STD-129 for encoding MSL text, TCMD data, and supply line item information.

a.               The data elements include MSL information, header TCMD data (T0 through T3) and the respective trailer data (T5 through T9) for the labeled shipment unit, and the line item contents of the single shipment unit for generic cargo. Table IV-A of MIL-STD-129 provides data descriptions, format, and data sources for the ANSI MH 10.8.2 (ISO/lEC 15418) DIs used in the 2D(PDF4l7) symbol and for the data element identifiers (DEI) that identify DoD unique data elements from the DTR and DoD 4000.25-1-M (MILSTRIP). Tables IV-B and Table IV-C provide the content of the data streams for sustainment cargo MSLs.

b.  AH shipment unit data and line item data in the MSL 2D(PDF417) symbol replicates data from the three sources noted below. If the data is available and a corresponding DI or DEI is shown in the applicable Table IV-B or IV-C, the data must be entered into the 2D(PDF417 symbol. Blank data fields are not to be encoded. When multiple sources for a data element are identified, the sources are prioritized as follows (TCMD) source has priority if it exists):

(1) Source 1: Header TCMD data. Format 07 DEI 34 (Table IV-A of MIL-STD-129) must be used to identify the Document Identifier Code of header TCMD data being documented in the 2D (PDF417) symbol.

(2) Source 2: Supply documentation (DD Form 1348-1A bar code data) or contract data for each supply line item packaged within the shipment unit.

(3) Source 3: Shipment information entered in the dear on the MSL.

c. The following factors will be considered when determining the amount of available data to record in the 2D(PDF417 symbol.

(1)       A consolidated shipment unit containing multiple shipment units, as defined by DoD 4500.9-R, shall be documented by encoded only the header TCMD data and its respective trailer TCMD information. The MSL 2D(PDF417) symbol does not contain enough capability to consistently record containerized prime TCMD data (T4) and the respective trailer data for each T4 record. The 2D(PDF417) symbol for a consolidated shipment unit of multiple shipment units, or a mix of line items and multiple shipment units, shall not contain line item information and shall be marked in accordance with the next paragraph.

(2)       It may not be possible to document the supply line items of an entire multipack or consolidated shipment. If the AIT media cannot store all of the line item data required to document the shipment unit, the line item information shall be eliminated from the 2DF417) symbol. An in-the-clear text message shall be entered at the bottom of the 2D(PDF417) symbol stating “NO LINE ITEM DATA” and it shall be entered into the Format 07 DEI 35 (free text comment) area of the MSL 2D(PDF417) symbol for reprinting purposes. If line item data is still desired for a shipment, it should be included on an alternate form of high capacity AIT media.

(3)       In order to provide space for multiple line item supply data in the 2D(PDF417) symbol of the Generic Cargo MSL, the in-the-clear address data shall only be printed in the 2D (PDF417) symbol of a Generic Cargo MSL for single line item shipments or when no line item data is printed in the bar code. Most multi-piece shipments derive from a single line item document; therefore, the addressing data will usually be available in the 2D(PDF4I7) symbol for reprinting MSLs when a transshipper needs to split a multi-piece shipment.

d.                 When an MSL 2D(PDF417) symbol is generated in accordance with Table IV-B of M1L-STD-129 (Generic Cargo), it does not need to include DIs that are blank. Metric units of measure may be used in the 2D(PDF417) symbol for selected DIs/DEIs as noted in Table IV-A.

MSL bar code symbol priming standards. The three linear bar codes and 2D(PDF417) symbol shall be printed in accordance with this standard with reference to ANSI MH l0.8.1, ISO/IEC 16388, and ISO/IEC 15438 for further explanation. ISO/IEC 15416 defines print quality for linear bar codes. ISO/IEC 15415 defines print quality for two-dimensional symbols. Printed symbols will conform to “B” quality standards as defined in the appropriate standard. The requirements are summarized as follows:

1. Linear (Code 39) bar codes.

(1) The minimum bar height shall be. 1/2 inch.

(2) The minimum narrow element dimension (X-dimension) shall not be less than 0.01 inch.

(3) The wide to narrow ratio of the elements should be 3:1. The measure ratio shall be between 2.4.1 and 3.2.1.

(4) The leading and trailing quiet zones shall be not less than 0.25 inches.

(5) The linear bar codes should be presented on shipment units with the bar codes horizontal (picket fence orientation).

(6) The label should be designed so that two bar codes and/or symbols are not in the same linear plane unless the label is wide enough to reduce the possibility of interference with successful bar code and/or symbol scanning.

(7) The quality of the printed bar code shall meet a grade requirement of 2.5(B) at the point of production when measured in accordance with ISO/IEC 15416 with a measurement aperture of 0.25 mm and an inspection wavelength of 660 10nm.

2. 2D(PDF417) symbol. For technical details, see Table IV of MIL-STD-129.

Human readable interpretation (HR1). The HRI of the TCN, piece number, and consignee DoDAAC should appear above, below, or in line with the linear code. When in line, a 0.25-inch quiet zone shall be provided.

H. PLACEMENT OF IDENTIFICATION AND ADDRESS MARKINGS

a.               The exact location of the identification markings may vary slightly. They shall be applied to the upper left two-thirds of the end or side of the container having the greatest overall, usable marking surface. Specific requirements for the placement of the identification markings on various containers/units are illustrated in figures 1,3,4. Cleats, strapping or closure tape shall not obscure the required marking.

b.              Required address markings shall be placed on the identification-marked side of exterior shipping containers. If a container is too small to accommodate the address on the identification-marked side, the address markings/label shall be applied on an adjacent/opposite side or on a marking board/panel. When the surface of the shipping container does not lend itself to direct application of the MSL, or the MSL obscures other required markings on a shipping container or unit, the label shall be displayed by means of a marking board or marking panel. Separate marking boards or panels shall be used for identification and address markings.

c.               Paper shipping sacks, bags, and textile/laminated textile bags.

When a label is used, it shall be applied below the identification markings.

d.              Unit load (see figure 3). When a palletized unit load is formed, the individual containers comprising the unit load shall already be marked with the appropriate identification information. The palletized unit load shall have the exterior container identification and address markings applied as specified herein and as shown in Figure 3. When a fiberboard container such as a triple-wall fiberboard box is used for unitizing a load in lieu of palletization, all required markings, including the address label, may be placed directly on the flat fiberboard surface. The gross weight for palletized/containerized unit loads shall include the weight of the pallet or container base. Because palletized loads are often stacked two or three high when shipped or stored, the markings shall be large enough to be read from a distance.

The size of the lettering shall be proportionate to the overall size of the unitized load but shall be not less than three-fourths of an inch in height.

Address markings shall be placed on a marking board/panel by using a label.

When a palletized load is covered with stretch-wrap film, pressure-sensitive labels containing the address markings may be placed on the outermost layer of wrap on either side of the load in addition to other marking requirements. Variations are authorized based on local operations and capabilities (e.g., a marking board/panel positioned on the pallet before the last layer of wrap is applied).

e. Commercial- or Government-owned (or -leased) shipping containers (SEAVANs) and military-owned demountable containers (MILVANs)

Exterior container identification markings shall not be placed on the outside of a SEAVAN/MILVAN. A completed MSL shall be attached to the seal on the SEAVAN/MILVAN or shall be attached at the rear of each SEAVAN/MILVAN. Shipping containers, consolidation containers, and palletized unit loads, do not require individual address/bar code markings if they have not been assigned an individual TCN and if they arc consolidated by the shipper of origin into a full SEAVAN/MILVAN load for delivery as a single shipment unit to the ultimate consignee. As per DTR direction, all individual shipment units documented with a TCN, including those inside a consolidation container, must be marked with an MSL to facilitate DTS movement, in-transit visibility, and in-check/receipt processing. Activities that receive shipments for consolidation are not required to obliterate address labels applied by the shipper of origin or to relable the consolidated shipment units.

f. Full carload and full truckload shipments. Full carload and full truckload shipments moving as a single shipment unit from a single consignor to a single consignee require at least one completed MSL attached to the container or palletized load located closest to the door. Additional MSLs may be placed on other containers or palletized unit loads in the shipment.

g. Less than carload and less than truckload (LTD) shipments.  A MSL is required on all loose shipping containers, or if palletized, unit loads, for less than carload and LTL lots. Exterior container markings are not required on the train car or truck.

Direct vendor delivery (DVD).

Contractor- or vendor-originated DVD shipments require identification marking and address marking with bar codes. DVD shipment documentation must also be marked with additional bar codes. This additional issue/receipt bar code requirement is applicable only to the shipment of materiel to a location other than a DLA distribution depot. All shipments to DLA distribution depots (stock buy) still require marking in accordance with this document. The issue/receipt bar code markings shall either be placed on or printed on labels affixed to either the DD Form 250/250c or the commercial packing list. If placed on the DD Form 250/250c, they should be in blocks 15, 16, 17, etc. In either case, these documents shall be furnished in a packing list envelope affixed to the outside of the shipping container. The following separate lines of issue/receipt bar code data with HRI printed directly below the linear (Code 39) bar code in accordance with ISO/IEC 16388, shall be provided as three bar codes containing data as described in DoD 4500,25-I-M, Appendix 2:

a. Bar code: Document number and suffix (if applicable) for a maximum fourteen characters. It may be referred to in a contract/order as the requisition number.

b. Bar code: Thirteen digit National Stock Number (NSN) and two additional (Add) codes as applicable. In the absence of the NSN and Add code, the CAGE Number will be used for a maximum of 15 characters.

c. Bar code: Three character inventory control point identifier code (RIC), two character unit of issue (UI), five digit zero filled quantity (QTY), one character condition code (COND), blank or last two characters of the distribution code (DIST), and a seven digit zero filled Unit Price (UP) showing dollars and cents with no decimal. The bar code will have a fixed length of 20 characters to include leading zeros and blanks.

FIGURE 1. BASIC MARKINGS FOR SHIPPING CASES (SEMIPERISHABLE)

FIGURE 2. BASIC MARKINGS FOR SHIPPING CASES (PERISHABLES)

FIGURE 3. IDENTIFICATION, CONTRACT DATA, SPECIAL MARKINGS
AND ADDRESS MARKINGS
(SHEATHED LOADS OR CONTAINERIZED LOADS)

FIGURE 4.   IDENTIFICATION, CONTRACT DATA AND ADDRESS
      MARKINGS FOR SHIPPING SACKS AND BAGS

ARMED FORCES SYMBOL FOR SUBSISTENCE

Note:    Dimensions shall be as indicated above 1/4 inch.

Figure 5

Generic Cargo Label

Figure 6

Military Shipping Label (MSL)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00020	JAN 22, 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA, 19111-5098	PO Box 1040
DSCP-HRAA-F. TALLENT	San Antonio, TX 78294
PH: 215-737-2969; FX: 7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505
9B. DATED (SEE ITEM 11)
☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	09-24-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN 8970-00-149-1094

P00019, dated January 8, 2004, Page 1, Block 14 - “Effective with delivery order 0005” I/L/O 0004.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	1/22/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00021	FEB 18, 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA, 19111-5098	PO Box 1040
DSCP-HRAA-F. TALLENT	San Antonio, TX 78294
PH: 215-737-2969; FX: 7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505
9B. DATED (SEE ITEM 11)
☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	09-24-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN 8970-00-149-1094

See following pages.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	2/18/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SP0300-03-D-Z107 P00021

Tab 4, page 23, the following are changes to the Quality Assurance Provisions and Packaging Requirements for CID A-A-20195B, Snack Foods, September 30, 1999:

Page 2, C-2, B, (e) Delete

Page 2, D-1, A, line 3, Delete “and one oxygen scavenger”

Page 3, D-1 A, (2), (b) lines 4-5, delete “and one oxygen scavenger packet, If applicable,”

Page 3, D-1, A, (3) Delete

Page 10, Table II, Defect 115 Delete

Page 10, E-6, C, (3) Delete

Tab 4, page 36, for Hot Sauce: C-2 Change A-A-20097C to A-A-20097D, May 23, 2003, Add “Packaging Requirements and Quality Assurance Provisions for CID A-A-20097D, Hot Sauce.

Tab 4, page 37, C-5: ADDITIONS, DELETIONS AND/OR SUBSTITUTIONS TO DOCUMENTS:):

The following changes are made to subject document for all current, pending, and future procurements until the document is formally revised or amended:

Page 4, Type II – Spice Blends
Class K – delete “Other” and insert “Creole Seasoning”
add “Class L – Southwest Seasoning”
add “Class M – Other”

Page 10, add Paragraph

“5,2.46 Type II, Class K - Creole Seasoning. The Creole seasoning shall be a dark orange powder with spice particles and be free flowing. The seasoning shall possess a prominent salty, spicy hot, peppery, and garlic flavor. The Creole seasoning should include, but is not limited to, the following ingredients: salt, paprika, granulated garlic, cayenne pepper, ground black pepper, mustard, fresh lemon peel, ground bay leaf, and file powder.”

Page 10, add Paragraph

“5.2.47 Type II, Class L - Southwest Seasoning. The southwest seasoning shall be a dark red orange powder and be free flowing. The seasoning shall possess a salty, spicy chill pepper flavor. The southwest seasoning should include, but is not limited to, the following ingredients: salt, paprika, chill powder, cumin, coriander, cayenne pepper, ground black pepper, crushed red pepper, and granulated garlic.”

Page 13, Table I. Analytical requirements

under Chesapeake Bay Seasoning “add” the following to Table I.

Spice	Moisture Max %	Volatile Oil Min %	Total Ash Max %	Acid Insoluble Ash Max %	Pass through Particle Size Min %	Sieve No.	Color ASTA Units	Scoville Pungency Units
“Creole Seasoning”	“10.0”				“90”	“(12)”
“Southwest Seasoning”	“8.0”				“98”	“(4)”

2

SP0300-03-D-Z107 P00021

Tab 4, page 38, for CID A-A-20299A, Fruits, Osmotically Dried, July 10, 2000 (item following Wheat Snack Bread):

Page 3, Paragraph 5.3.1 After “irregular shaped.” Add the following sentence “Type II; Style B shall be halved cherry pieces”.

Page 4, Paragraph 5.5, at the end of the sentence add “except for Type II, Flavor 1 – Pitted Sweet Cherries, Maraschino flavor may contain sodium benzoate and potassium soebate.

Tab 5, page 32, for PCR-J-Q01, Jambalaya;

C-2, G, Insert:

(2) Drained weight.

a. Jambalaya. The average drained weight shall be not less than 5.6 ounces. The drained weight of the shrimp, ham, rice, and vegetables (combined) in an individual pouch shall be not less than 5.6 ounces.

b. Shrimp and ham. The average drained weight of shrimp and ham shall be not less than 1.0 ounce. The drained weight of the shrimp and ham, (combined) in an individual pouch shall be not less than 0.80 ounces.

c. Shrimp. The average drained weight of shrimp shall be not less than 0.40 ounces. The drained weight of the shrimp in an individual pouch shall be not less than 0.35 ounces.

TABLE III, Change Weight to Net weight. Insert new line Drained weight.

Change Minor defects as follows:

211                            Drained weight of shrimp, ham, rice, and vegetables (combined) in an individual pouch less than 5.6 ounces. (6)

212                            Drained weight of shrimp and ham (combined) in an individual pouch less than 0.80 ounce.

213                            Drained weight of shrimp in an individual pouch less than 0.35 ounce. (8)

TABLE III, Insert new footnotes as follows:

(6) If the sample average drained weight is less than 5.8 ounces the lot shall be rejected.

(7) If the sample average drained weight of shrimp and ham is less than 1.0 ounces the lot shall be rejected.

(8) If the sample average drained weight of shrimp is less than 0.40 ounces the lot shall be rejected.

3

SP0300-03-D-Z107 P00021

II. If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days. If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased costs to the Government or the contractor. This does not waive any right of the ACO to review this modification and proceed with a formal finalization of this modification.

4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00022	FEB 18, 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. TALLENT	San Antonio, TX 78294
PH: 215-737-2969; FX: 7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505
9B. DATED (SEE ITEM 11)
☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	09-24-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN 8970-00-149-1094

See following pages.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	2/18/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SP0300-03-D-Z107 P00022

Tab 4, page 38, for Candy, Pan Coated Disks, Cinnamon, red, loose packed:

The following change applies to CID A-A-20177B, Candy and Chocolate Confections, October 19, 2001.

Para 5.3.6.1.6: In line 3, delete “504” and insert “500” and delete “568” and insert “750”.

If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days. If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased costs to the Government or the contractor. This does not waive any right of the ACO to review this modification and proceed with a formal finalization of this modification.

2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00023	FEB 23, 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. TALLENT	San Antonio, TX 78294
PH: 215-737-2969; FX: 7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505
9B. DATED (SEE ITEM 11)
☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	09-24-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN 8970-00-149-1094

See following pages.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	2/23/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SP0300-03-D-Z107 P00023
The Wornick Co.

The following are changes to PCR-F-002A:

a.             Sec C-2, D. (6) “Type VII Applesauce... Grade b or better.”, delete entirely.

b.            Sec C-2, E, delete the current section and make the following changes;

“E. Appearance.

(1)          Type VI Applesauce shall be produced from U.S. Grade A applesauce and shall contain raspberry puree. The raspberry applesauce shall have reddish to reddish purple color.

(2)          Type VII Applesauce shall be produced from U.S. Grade A applesauce

(3)               The packaged food shall be free from foreign materials such as, but not limited to dirt, insect parts, hair, glass, wood or metal.”

If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days. If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased costs to the Government or the contractor. This does not waive any right of the ACO to review this modification and proceed with a formal finalization of this modification.

2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00024	FEB 23, 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. TALLENT	San Antonio, TX 78294
PH: 215-737-2969; FX: 7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505
9B. DATED (SEE ITEM 11)
☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	09-24-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN 8970-00-149-1094

See following pages.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	2/23/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SP0300-03-D-Z107 P00024
The Wornick Co.

The following changes apply to Technical Data Package (TDP) SPO300-02-R-7049. MRE 24 documents are maintained and updated at the following DSCP URL: www.dscp.dla.mil/subs/subsbo/specs/PCR-MRE/mre24.htm.

Tab 1, all pages. Delete ACR-M-023A dated 15 April 2002 and replace with ACR-M-024, 1 Nov 2002 w/Change 06, 5 Nov 03. (Hardcopy provided, 16 pages). Change also the CONTENTS page of TDP to reflect new MRE Assembly Document.

Tab 3, Delete DSCP Form 3507 dated April 1, 2002 and replace with DSCP Form 3507 dated December 18, 2002. Delete DSCP Form 3556 dated October 2001 and replace with DSCP Form 3556 dated FEB 2004. Change also the CONTENTS page of the TDP to reflect these new document dates.

Tab 4, page 5. Unitization, line 2: delete: “unit load height shall not exceed 43 inches.” and substitute: “Maximum unit load dimensions shall be 44.75 inches in length, 52 inches in width, and 43 inches in height (including pallet and cap). A plus tolerance of 1 inch allowed for height dimension.”

Tab 4, page 7, delete Fruits, Applesauce, Natural and corresponding description under C-1.

Tab 4, page 9, (for Cookies, CID A-A-20295), middle of page, under SECTION D, D-1 PACKAGING delete “In accordance with D-1”, and insert “In accordance with D-1 A(l) or D-l A(2)”.

Tab 4, page 11, (for Fig Bar, CID A-A-20212), bottom of page, under SECTION D, PACKAGING, delete “In accordance with PACKAGING [D-1]”, and insert “In accordance with D-1 A(l) or D-1 A(2)”.

Tab 4, page 15, (for Beef Snacks, A-A-20298), middle of page, under SECTION D, D-1 PACKAGING delete “In accordance with D-1”, and insert “In accordance with D-1 A(l) or D-1 A(2)”.

Tab 4, page 37, bottom of page, Seasoning Blend, Salt Free, C-l, delete “CID A-A-20001” add “CID A-A-20001 A, March 2002”.

Tab 4, page 38, under C-5 change “A-A-20001” to “20001A, March 2002”. Add following change applicable to CID:

“Page 4, Type II, Spice Blends

Class G – Lemon and Pepper Seasoning

Class H – Jerk Seasoning

Class I – Italian Seasoning

2

SP0300-03-D-Z107 P00024
The Wornick Co.

Class J – Chesapeake Bay Style Seafood Seasoning

Class K – Other”

Tab 4, page 38, after Seasoning Blend add:

WHEAT SNACK BREAD

SECTION C:

C-1 DESCRIPTION/SPECIFICATION 8920-01-458.7325 WHEAT SNACK BREAD, SHELF STABLE, Fortified, min 2 oz (56,7 g), flexibly packaged, PCR-S-009.

C-2 PRIME DOCUMENT: PCR-S-009, Snack Bread, Fortified, Packaged in a Flexible Pouch, Shelf Stable, September 1999.

C-3 DATE OF PACK: Acceptance will be limited to product processed and packed subsequent to date of award.

C-4 MISCELLANEOUS REQUIREMENTS: As above.

C-5 ADDITIONS/DELETIONS AND/OR SUBSTITUTIONS

THE FOLLOWING CHANGE(S) APPLY TO: PCR-S-009, Snack Bread(s), Fortified, Packaged in a Flexible Pouch, Shelf Stable, September 1999.

September 1999

Page 6/16, D-2 Labeling.

A. Pouches. Each pouch shall be clearly printed or stamped, in a manner that does not conceal or impair visual examination of heat seals or damage the pouch, with permanent black ink or other, dark, contrasting color which is free of carcinogenic elements or ingredients. Pre-printed information, information printed prior to sealing or information printed by non-contact type priming equipment may be located anywhere on the pouch (in one complete print). Information printed subsequent to sealing by contact type printing equipment may be located anywhere on the pouch, except the closure seal area. The label shall contain the following information:

Page 1 4/16 (3) Nutrient content.	Line 6, after “920.85”, insert (1)”
“ ”	line 7, after “944.03”, insert (1)”

November 2000

Page 2/13, Section C-2, J., make the following changes:

(1)          Subparagraph (2) [Protein Content], lines 4&5, delete entirely;

(2)          Renumber subparagraphs “(3) and (4)” to “(2) and (3)”

3

Page 12/13, Section E-6, C., (3), make the following changes:

(1)          line 4, delete “protein”;

(2)          line 8, under Test, delete “Protein”; under Method Number, delete “988.05, 992.15”

Line 9, insert the following:

“(1) Fat and calcium content shall be verified by the Nutrition Facts (NLEA) label and a Certificate of Conformance (CoC) from the contractor. Product not conforming to the requirements specified in Section C of this Performance-based Contract Requirements shall be cause for rejection of the lot.”

SECTION D:
PACKAGING/PACKING/LABELING/UNITIZATION/MARKING

PACKAGING: In accordance with D-1 Packaging of PCR-S-009.

PACKING: In accordance with D-3 PACKING of PCR-S-009.

LABELING: In accordance with D-2 LABELING of PCR-S-009

UNITIZATION: Shipping Cases will be Palletized and prepared in Unit Loads in accordance with Type III, Class G, requirements of DSCP Form 3507, (figure 5), except that Fiberboard/Polyethylene base pads and Fiberboard top pads are required. In addition, the unit load shall be no greater than 54 inches.

Tab 4, page 7, under OATMEAL COOKIE, add: KREAMSICLE COOKIE, TOFFEE CRUNCH COOKIE, MOLASSES COOKIE, and FIG BAR.

Tab 4, page 8, C-l DESCRIPTION/SPECIFICATION, add:

8920-01-512-7594

Cookie, Kreamsicle, Regular, Plain, Crisp, Type I, Style K, Bake Type A, Class 1, Package C.

8920-01-512-7600

Cookie, Toffee Crunch, Regular, Plain, Crisp, Type I, Style L, Bake Type A, Class 1, Package C.

8920-01-512-7618

Cookie, Molasses, Regular, Plain, Type I, Style M, Bake Type B, Class l, Package C.

3

8920-01-510-7830

Cookie, Fig Bar, Regular, Type I, Style P, Bake Type B, Class 1, Package C.

Tab 4, page 8. C-2 PRIME DOCUMENTS, change “August 13, 1998” to “October 31, 2002”; change “September 30, 1999” to 27 ‘‘November 2002”.

Tab 4, page 8, C-5 ADDITIONS, DELETIONS, AND/OR SUBSTITUTIONS: Below “THE FOLLOWING ARE CHANGES TO A-A-20295, COOKIES”, delete changes beginning “Page 3, Style J... “ and ending “ ... exceed 6.0 percent”.

Below “THE FOLLOWING ARE CHANGES TO THE QA PROVISIONS AND PACKAGING REQUIREMENTS FOR CID A-A-20295, COOKIES” delete changes beginning “Paragraph D-l, A. (2) . .” and ending on page 9 “... pouch as described below.”

Insert new change:

Paragraph D-1, A, 2(b), line 5, delete “15 to 17” and substitute “8 to 12”.

Tab 4, page 9-12, FIG BAR, delete all information and changes for this item. NOTE: FIG BAR is now covered as part of the COOKIES CID A-A-20295A, October 31, 2002 and corresponding PKG & QAPs, 27 November 2002.

Tab 4, page 38, (after WHEAT SNACK BREAD addition above), add:

C-l NSN/ITEM DESCRIPTION

8915-01-512-7583

Cherries, Osmotically Dried, red, tart, pitted, 56 gram flex, pg, CID-A-A-20299A, Type I, Style B, Fortification A.

8915-01-514-9295

Cherries, Osmotically Dried, sweet, pitted, 56 gram flex, pg, CID-A-A-20299A, Type II, Style B, Flavor 1, Fortification A.

8915-01-514-9298

Cranberries, Osmotically Dried, sliced, 56 gram flex, pg, CID-A-A-20299A, Type VII, Fortification A.

4

C-2 PRIME DOCUMENT:

CID A-A-20299A, Fruits, Osmotically Dried, July 10,2000.

Packaging Requirements And Quality Assurance Provisions For Cid A-A-20299a, Fruits, Osmotically Dried, 27 November 2002.

C-3 DATE OF PACK: Acceptance will be limited to product processed and packed subsequent to date of award.

C-4 MISCELLANEOUS REQUIREMENTS: As above.

C-5 ADDITIONS, DELETIONS, AND/OR SUBSTITUTIONS:

The following changes apply to CID A-A-20299A, Fruits, Osmotically Dried, July 10, 2000.

Page 2, Paragraph 3, Classification, line 8: Delete “Style B – Other” and insert: “Style B – Other (halved)

Flavor 1 – Maraschino

Flavor 2 – Other.”

Page 3, Paragraph 5.2.1 Osmotic drying, line 2: After “(including acids)” insert “and colors”.

The following changes apply to the Packaging Requirements and quality Assurance Provisions for CID A- A-2099A, Fruits, Osmotically Dried, 27 November 2002.

Page 1, Paragraph C-l, line 4: after “Types, styles,” insert “flavors,” Line 6, Insert new type: :Type II Pitted sweet cherries, Style B, Flavor 1”

Page 1, Sec C, C-l Types, styles, and fortification, delete “Type VIIII, Other, Whole cranberries, Fortification a,” and insert “Type VII, sliced cranberries, Fortification a”.

Page 1, Paragraph C-2, C. Net weight, line 1: After “Type I” insert “, Type II,”.

Page 1, Sec C, C-2, C, Net Weight, line 1: delete “Type VIIII” and insert “Type VII”.

Page 1, Paragraph C-2, D. Analytical requirements:

Paragraph (1), Nutrient content; Add new line “Cherries, pitted, sweet, halved, maraschino 150 calories”.

Paragraph (2), pH, line 1: Delete “red tart”.

Page 1, Sec C, C-2, (D) Analytical Requirements, (1) Nutrient Content, delete “Cranberries, whole” and insert “Cranberries, sliced”.

5

Page 5, Table I, product defect 107: After “style,” insert “flavor,”.

Sec E, E-5, Table I, Product Defect 202, delete “intact pieces” and insert “small slices (3).”

Sec E, E-5, Table I, insert new footnote: “(3) Visually examine the sample for comparability to approved product standard. Small slices that are significantly less than an apparent portion of a whole cranberry (look like “bits”) are not acceptable.”

SECTION D

PACKAGING/LABELING/PACKING/MARKING/UNITIZATION

D-l PACKAGING In accordance with D-1 Packaging of Packaging Requirements and Quality Assurance Provisions for CID  A-A-20299A.

D-2 LABELING In accordance with D-2 Labeling of Packaging Requirements and Quality Assurance Provisions for CID  A-A-20299A.

D-3 PACKING In accordance with D-3 Packing of Packaging Requirements and Quality Assurance Provisions for CID A-A-20299A.

ALTERNATIVE PACKING FOR SHIPMENT TO RATION ASSEMBLER

When the product processing plant and the ration assembler are located in close proximity to each other, and alternative method of conveyance that utilizes reusable containers or totes and is mutually suited to both plant operations, may be submitted to the contracting officer for determination of adequacy and approval for use. Proposals shall include a proposed system of labeling/marking for maintenance of lot from processor to assembler.

D-4 MARKING In accordance with D-4 Marking of Packaging Requirements and Quality Assurance Provisions for CID A-A-20299A.

D-5 UNITIZATION In accordance with ASTMD 3951-90 Clause 5.1.5

Tab 4, page 38 (after OSMOTIC FRUITS addition above), add:

C-1 NSN/ITEM DESCRIPTION:

8925-01-512-7628

Candy, Pan Coated Disks, Cinnamon, red, loose packed, 2.3 oz., flex pg, Type VI, Shape A, Flavor 6, Package C.

(Note: only red cinnamon candies are contractor furnished material (CFM). All other candies purchased under CID A-A-20177 are government furnished material (GFM). Only CFM items are contained in technical data for the assembly contract.)

6

C-2 PRIME DOCUMENT: CID A-A-20177B, Candy and Chocolate Confections, October 19, 2001 and Pkg & QA A-A-20177B, 27 Nov 2002.

C-3 DATE OF PACK: Acceptance will be limited to product processed and packed subsequent to date of award.

C-4 MISCELLANEOUS REQUIREMENTS: As above.

C-5 ADDITIONS, DELETIONS, AND/OR SUBSTITUTIONS

The following are changes to CID A-A-20177B, Candy and Chocolate Confections.

Page 2, Type VI, Shape A, Flavor 6–Delete “Other” and insert “Cinnamon”. Add “Flavor 7 – Other”.

Page 5, add the following “5.3.6.1.6 Flavor 6, Cinnamon. The cinnamon flavored disks shall consist of a hard center covered with a hard candy shell. The candies shall be uniformly shaped, red in color, with a hot cinnamon flavor. The weight of an individual bag shall be 65.2 g (2.3 oz).

SECTION D

PACKAGING/LABELING/PACKING/MARKING/UNITIZATION

D-1 PACKAGING In accordance with D-1 Packaging of Packaging Requirements and Quality Assurance Provisions for CID  A-A-20177B.

D-2 LABELING In accordance with D-2 Labeling of Packaging Requirements and Quality Assurance Provisions for CID  A-A-20177B.

D-3 PACKING In accordance with D-3 Packing of Packaging Requirements and Quality Assurance Provisions for CID  A-A-20177B.

D-4 MARKING In accordance with D-4 Marking of Packaging Requirements and Quality Assurance Provisions for CID  A-A-20177B.

D-5 UNIT1ZATION In accordance with ASTMD 3951-90 Clause 5.1.5

Tab 4, page 38 (after CANDY, PAN COATED DISKS, CINNAMON RED addition above), add:

(Note: The following two Shelf Stable cakes ONLY are contractor furnished material (CFM). All other cakes purchased under PCR-C-007 arc government furnished material (GFM). Only CFM items are contained in technical data for the assembly contract.)

C-1 NSN/ITEM DESCRIPTION

8920-01-492-5677

Cake, Shelf Stable, Pumpkin Pound, Water Activity Stabilized, 2.5 oz, flexibly packaged,

Type I, Flavor 9.

7

8920-01-512-7624

Cake, Shelf Stable, Carrot Pound, Water Activity Stabilized, 2.5 oz, flexibly packaged, Type I, Flavor 10.

C-2 PRIME DOCUMENT: PCR-C-007B, 15 August 2002, Cakes And Brownies, Shelf Stable.

C-3 DATE OF PACK: Acceptance will be limited to product processed and packed subsequent to date of award.

C-4 MISCELLANEOUS REQUIREMENTS: As above.

C-5 ADDITIONS, DELETIONS, AND/OR SUBSTITUTIONS

There are no changes to PCR-C-007B, Cakes and Brownies, Shelf Stable, 15 August 2002.

SECTION D

PACKAGING/LABELING/PACKING/MARKING/UNITIZATION

D-l PACKAGING In accordance with D-l Packaging of PCR-C-007B.

D-2 LABELING In accordance with D-2 Labeling of PCR-C-007B.

D-3 PACKING In accordance with D-3 Packing of PCR-C-007B.

ALTERNATIVE PACKING FOR SHIPMENT TO RATION ASSEMBLER

When the product processing plant and the ration assembler are located in close proximity to each other, and alternative method of conveyance that utilizes reusable containers or totes and is mutually suited to both plant operations, may be submitted to the contracting officer for determination of adequacy and approval for use. Proposals shall include a proposed system of labeling/marking for maintenance of lot from processor to assembler.

D-4 MARKING In accordance with D-4 Marking of PCR-C-007B.

D-5 UNITIZATION In accordance with ASTMD 3951-90 Clause 5.1.5.

Tab 5, pages 1-3, delete Black Bean and Rice Burrito, Turkey Breast Fillet, Chunked and Formed, Grilled, in Gravy with Potatoes, and Noodles in Butter Flavored Sauce, Add;

CAJUN RICE WITH BEANS AND BEEF SAUSAGE, Packaged in a Flexible Pouch, Shelf Stable, PCR-C-049,6 Aug 02, 8940-01-509-8213.

VEGGIE BURGER IN BARBECUE SAUCE, Packaged in a Flexible Pouch, Shelf Stable, PCR-V-004, 5 Aug 02,
8940-01-509-8219.

8

MACARONI AND CHEESE, MEXICAN STYLE, Packaged in a Flexible Pouch, Shelf Stable, PCR-M-009, 6 Aug 02, 8940-01-509-8210.

REFRIED BEANS, Packaged in a Flexible Pouch, Shelf Stable, PCR-R-007, 10 Oct 02, 8940-01-509-8209.

For POTATOES, MASHED, change NSN to read 8915-01-479-1749.

Tab 5, pages 7-12, delete BLACK BEAN AND RICE BURRITO and add:

CAJUN RICE WITH BEANS AND BEEF SAUSAGE, Packaged in a Flexible Pouch, Shelf Stable, PCR-C-049, 6 Aug 02, 8940-01-509-8213.

Tab 5, page 42, delete TURKEY BREAST FILLET and add:

VEGGIE BURGER IN BARBECUE SAUCE, Packaged in a Flexible Pouch, Shelf Stable, PCR-V-004, 5 Aug 02, 8940-01-509-8219.

Tab 5, page 49, delete NOODLES IN BUTTER FLAVORED SAUCE and add:

MACARONI AND CHEESE, MEXICAN STYLE, Packaged in a Flexible Pouch, Shelf Stable, PCR-M-009, 6 Aug 02, 8940-01-509-8210.

Tab 5, page 57, After POTATOES, MASHED, add:

REFRIED BEANS, Packaged in a Flexible Pouch, Shelf Stable, PCR-R-007, 10 Oct 02, 8940-01-509-8209.

If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days. If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased costs to the Government or the contractor. This does not waive any right of the ACO to review this modification and proceed with a formal finalization of this modification.

9

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1
2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00025	FEB 24, 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. TALLENT	San Antonio, TX 78294
PH: 215-737-2969; FX:7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505
9B. DATED (SEE ITEM 11)
☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	09-24-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN 8970-00-149-1094

See following pages.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	2/24/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SP0300-03-D-Z107 P00025
The Wornick Co.

A.)       The following new clause has been added to subject contract:

DLAD 52.211-9010-Military Shipping Label (MSL) Requirements- MIL-STD-129 Change 2 dated February 10, 2004.

Note: Address Markings (MSL) as stated on FM 3556 Section G

B.)         Clause 52.211 -9008, found on page 32 of solicitation has been modified and renamed to: Bar Coding Requirements for Direct Vendor Delivery (DVD) Shipments-DD form 250/250c/Commercial Packing List

C.)         The DLA Packaging Web Site is as follows:

http://www.dscc.dla.mil/offices/packaging/specstdslist.html#STDs

If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days. If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased costs to the Government or the contractor. This does not waive any right of the ACO to review this modification and proceed with a formal finalization of this modification.

2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00026	FEB 24, 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. TALLENT	San Antonio, TX 78294
PH: 215-737-2969 FX:7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen TX 78505
9B. DATED (SEE ITEM 11)
☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	09-24-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN 8970-00-149-1094

See following pages.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	2/24/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SP0300-03-D-Z107 P00026
The Wornick Co.

The enclosed attachment represents the latest updates to the assembly document, ACR-M-024.

If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days. If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased costs to the Government or the contractor. This does not waive any right of the AGO to review this modification and proceed with a formal finailization of this modification.

2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00027	FEB 24, 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. TALLENT	San Antonio, TX 78294
PH: 215-737-2969; FX:7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505
9B. DATED (SEE ITEM 11)
☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	09-24-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
MRE XXIII - NSN 8970-00-149-1094

The following is a change to MRE23/24 Technical Data Package: Tab 4, page 36, C-5 for Hot Sauce, delete “No changes at this time”, an insert; “Page 3, footnote (5), change to “Not less than 2, 500 Scoville units (167 ppm)”.

If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days.  If noting is submitted within 30 days, this modification will be considered finalized at no increased or decreased costs to the Governemnt or the contractor.  This does not waive any right of the ACO to review this modification and proceed with a formal finalization of this modification.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	2/24/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00028	MAR 2, 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. TALLENT	San Antonio, TX 78294
PH: 215-737-2969; FX:7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505
9B. DATED (SEE ITEM 11)
☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	09-24-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR CLAUSE 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
MRE XXIII - NSN: 8970-00-149-1094 Page 1 block 9 is corrected to 0.200%, 11 days.

If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days.  If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased costs to the Government or the contractor.  This does not waive any right of the ACO to review this modification and proceed with a formal finalization of this modification.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	3/2/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE
DO-C1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00029	3-5-05

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. TALLENT	San Antonio, TX 78294
PH: 215-737-2969; FX: 7774

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	09-24-03

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
MRE XXIII - NSN 8970-00-149-1094

If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days.  If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased costs to the Government or the contractor.  This does not waive any right of the ACO to review this modification and proceed with a formal finalization of this modification.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

LOIS G. DYDUCK

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ Lois G. Dyduck	3-5-05
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SP0300-03-D-Z107 P00029
The Wornick Co.

The following changes apply to the TDP for MRE Osmotic and Wet Pack fruits.

Tab 4, p. 38 Osmotic Fruits (added after Wheat Snack Bread). The following changes should be added to the Packaging Requirements and Quality Assurance Provisions for CID A-A-20299A, Fruits, Osmotically Dried, 27 November 2002.

Sec C, C-2, (D) Analytical Requirements: delete “(2) pH ... 3.5” entirely.

Sec E, E-5, B: delete “ (4) pH test .... lot” entirely.

Tab 4, p. 7 Wet Pack Fruits. The following changes apply to PCR-F-002A Fruits, Wet Pack, 24 October 2001.

Sec C-2, D. (6) “Type VII Applesauce ..... Grade B or better.” delete entirely.

Sec C-2, E, delete the current section and make the following changes;

“E. Appearance.

(1)   Type VI Applesauce shall be produced from U.S. Grade A applesauce and shall contain raspberry puree. The raspberry applesauce shall have reddish to reddish purple color.

(2)   Type VII Applesauce shall be produced from U.S. Grade A applesauce.

(3)   The packaged food shall be free from foreign materials such as, but not limited to dirt, insect parts, hair, glass, wood or metal.”

The following changes should appear in the MRE XXIII Technical Data Package in Tab 4,  Pages 8 – 9.  These changes apply to the Packaging Requirements and Quality Assurance Provisions for CID A-A-20295A, Cookies, 27 November 2002.

Sec C-2, F. (2) Add “(not applicable to vacuum packed pouches)” after Oxygen content.

Sec C-2, F. Add “(3) Moisture content. The moisture content for plain chocolate chip cookies (type J, style J, flavor 1, bake type a) shall be not greater than 6.0 percent.”

Sec D-1, A. Packaging. It now reads. “When specified, the cookie(s) with or without commercial wrapping and labeling shall be packed in a preformed or form-fill-seal barrier pouch as described below in accordance with the packaging conditions specified.”

Insert table after D-l, A. Packaging.

2

SP0300-03-D-Z107 P00029
The Wornick Co.

Packaging conditions

Cookie type	Oxygen scavenger	Vacuum packed
Shortbread	X
Sandwich	X
Oatmeal		X
Chocolate chip	X
Chocolate [ILLEGIBLE] chocolate chips	X
Kreamsicle		X
Toffee crunch		X
Molasses		X
Fig bars (1)		X

Insert after Table (1) For the fig bars that are vacuum packed, one or multiple, shall be inserted into the pouch in a two-high stack or positioned side by side prior to sealing.”

Sec D-l, A. Packaging. Delete from “Type I, Style A ... a minimum 1/8 inch wide heat seal.”

Sec E-5, A. Product examination. Now reads (3) Not applicable to Type I, Style A, Shortbread Cookies, Type I, Style I, Oatmeal Cookies, Type I, Style K, Kreamsicle Cookies, Type I, Style L, Toffee Crunch Cookies, Type I, Style M, Molasses Cookies, Type I, Style P, Fig Bar.”

Sec E-5, B. Methods of inspection. (2) Net weight. Add “c. Commercially wrapped vacuum packed product pouch. The net weight shall be verified with the label on the vacuum packed commercial package. Product not conforming to the net weight requirement in Section C of this Quality Assurance Provisions and Packaging Requirements document shall be cause for rejection of the lot.”

Sec E-5, B. Methods of inspection. (4) Oxygen content testing Add “(not applicable to vacuum packed pouches).”

Sec E-5. B. Methods of inspection. Add “(5) Moisture content testing shall be in accordance with A-A-20295A.”

If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days. If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased costs to the government or the contractor. This does not waive any right of the ACO to review this modification and proceed with a formal finalization of this modification.

3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATIONI NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00030	APR 2, 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. Tallent 215-737-2969	San Antonio, TX 78294

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	March 31, 2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                               copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094  The following changes apply to MRE 24 menu.  Tab 1, ACR-M-024, TableIII: Menu #11 - delete “Cherries, dried” and insert “Not raisin mix” effective when existing supply of cherries is exhausted.  Menu #3 - delete “Potato Sticks” and insert “Wet pack fruit 1/”, Menu #14 - delete “Wet pack fruit 1/” and insert “Potato Sticks”.

If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days.  If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased costs to the Government or the contractor.  This does not waive any right of the ACO to review this modification and proceed with a formal finalization of this modification.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	4/2/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATIONI NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00031	MAY 1, 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4402A

Defense Supply Center Philadelphia	DCMC Dallas
700 Robbins Avenue	1200 Main Street Room 290
Philadelphia, PA 19111-5096	Dallas, TX 75202-4399
DSCP-HRAA-6B098
Frank Tallent 215-737-2969

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	March 31, 2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                               copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
97X 49305CBX 001 2630 S33150

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☒

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

As a result of DLA implementing the Business Systems Modernization (BSM) Software Suite, it is necessary to modify any existing Operational Ration Contracts, that are included in Cutover 4, May 1, 2004.

Modifications are administrative in nature and include the following:
The current contract # SP0300-03-D-Z107 will be modified to reflect the BSM contract # SPM300-03-D-Z107
The current accounting code is modified to reflect the new accounting code shown in block 12 above.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	4/30/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SP0300-03-D-Z107 P00031

The current Payment Office:	DFAS-Columbus Center is deleted
West Entitlement Operations
P.O. Box 182381
Columbus, OH 43218-2831

The new Payment Office is:	DFAS-BED (SL4701)
P.O. Box 369031
Columbus, OH 43236-9031

CLIN Numbering Structure

All CLINS on existing delivery orders generated prior to 30 April 2004 will be renumbered (i.e. CLIN 0001AA, will be 3001, CLIN 0001AB, will be 3002) beginning with a “3”. You will only see these renumbered “3XXX” CLINS on modifications.

Since there will be no sub-clins used in SAP any; new orders/new clins on existing orders will be numbered sequentially (i.e. CLIN 0001AA, is now 0001, CLIN 0001AB, is now 0002). Therefore, any new delivery orders or new CLINS on exiting delivery orders generated after May 3rd 2004 will have the new CLIN structure.  Below is an example of the new structure:

NSN

CLIN	Quantity	U/I	Unit Price	Total	Delivery	FOB	INSP	ACC
0001	20,000	BX	$63,40	$1268.00	21MAY2004	Dest	Othr	Othr

0002	35,000	BX	$63.40	$2219.00	21JUN2004	Dest	Othr	Othr

2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATIONI NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00032	APR 30, 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. TALLENT 215-737-2969	San Antonio, TX 78294

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	DEC 19, 2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                               copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR clause 52.243-1, Changes Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094

See page 2. and 3.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	4/30/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SP0300-03-D-Z107 P00032

The following are changes to the Packaging Requirements and Quality Assurance Provisions for CID A-A-20298 Beef Snacks, Cured, 23 May 2002, These changes should appear in the MRE XXIII Technical Data Package on Tab 4, Page 14-15.

Sec C-2, insert:

“E. Analytical and microbiological tests. The following identifies the analytical and microbiological tests to be performed on the cured beef snacks in accordance with the AOAC or test methods specified in A-A-20298. The inspection methods are specified in See E-5,B of this document.

Beef snack type	Water activity	Protein	Fat	Salt	Aerobic plate count	E. coli
Type II	X	X	X	X	X	X

Sec E-5, B Methods of inspection: insert:

“(3) Analytical and microbiological tests. The following conditions apply for analytical and microbiological testing:

a.                                              For prepackaged product received from a supplier that is not further processed, the contractor will furnish a Certificate of Analysis (COA) providing test results showing that the product meets all analytical and microbiological requirements. No additional testing is required.

b.                                              For bulk product received that is to be repackaged, the contractor will furnish a Certificate of Analysis (COA) providing test results showing that the bulk product received meets all analytical and microbiological requirements. For water activity, protein, fat, salt, aerobic plate count, and E. coli, testing, if the bulk and end item lot identities have been preserved, then skip lot testing may be implemented once as acceptable quality history, as determined by the contracting officer, has been established.

c.                                              If the cured beef snacks are received in bulk and the conditions in (b) above are not met, each end item lot must be sampled and tested by the USDA and skip lot is not applicable.

2

SP0300-03-D-Z107 P00032

The following are changes to the Packaging Requirements and Quality Assurance Provisions for CID A-A-20299A, Fruits, Osmotically Dried, 27 November 2002. These changes should appear in the MRE XXIII Technical Data Package in Tab 4, page 38.

Sec C-2, D Analytical requirements: insert:

“(2) Analytical and microbiological tests. The following identifies the analytical and microbiological tests to be performed on the osmotic fruit type(a) in accordance with the AOAC or test methods specified in A-A-20199A, The inspection methods are specified in Sec E-5,B of this document.

Fruit type	Water activity	Standard plate count	Yeast	Mold	Coliform	E. coli	Staph. aureus	Oil added
Type VII	X	X	X	X	X	X	X	X

Sec E-5, B Methods of inspection: insert:

“(4) Analytical microbiological tests. The following conditions apply for analytical and microbiological testing:

a.                                       For prepackaged product received from a supplier that is not farther processed, the contractor will furnish Certificate of Analysis (COA) providing test results showing that the product meets all analytical and microbiological requirements. No additional testing is required.

b.                                       For bulk product received that is to be repackaged, the contractor will furnish a Certificate of Analysis (COA) providing test results showing that the bulk product received meets all analytical and microbiological requirements. Water activity testing is required for each end item lot.  For standard plate count, yeast, mold, coliform, E. coli, Staph. aureus, and oil added testing, if the bulk and end item lot identities have been preserved, then skip lot testing may be implemented once an acceptable quality history, as determined by the contracting officer, has been established.

c.                                       If the osmotic fruits are received in bulk and the conditions in (b) above are not met, each end item lot must be sampled and tested by the USDA and skip lot is not applicable.

3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00033	MAY 5, 2005

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. Tallent 215-737-2969	San Antonio, TX 78294

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	March 31, 2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                               copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR clause 52.243-1, Changes, Fixed Price

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN: 8970-00-149-1094

Continued on Page 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	5/05/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM(DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

The Wornick Co.

SP0300-03-D-Z107 P00032

Pursuant to the economic price adjustment (EPA) clause, the calculation of the EPA as well as the adjusted contract unit price for MRE (item 0001) applicable to the option year 1 period is contained on the attachments. The calculation resulted in no change (decrease of $0.0017 rounded to 0) to the original option year 1 prices agreed upon at the time of award as summarized below.

		Original Opt. Yr. 1		Adjusted Opt Yr. 1		Price Differential
Qty.		U/P	Amount	U/P	Amount	U/P	Amount
Min	875,000					-0-	-0-
Max	1,312,500					-0-	-0-

2

SP0300-03-D-Z107, The Wornick Company

Calculation of Economic Price Adjustment (EPA) & Adjusted Unit Price for item 0001, MRE for Option Year 1

Item	Economic Factor/Indicator	Adjusting Unit Price	Base Unit Price	% Change	Allowance Factor	Price Adjustment
Beef Enchiladas	Round Trimmed Knuckle (BPN U-12)
Beef Patty	Boneless Beef, 85% (BPN U-24)
Beef Ravioli	Boneless Beef, 85% (BPN U-24)
Beef Steak w/ Mushrooms	Boneless Beef, 85% (BPN U-24)
Beef Stew	Round Trimmed Knuckle (BPN U-12)
Beef Teriyaki	Round Trimmed Knuckle (BPN U-12)
Beef Roast w/ Vegetables	Boneless Beef, 85% (BPN U-24)
Boneless Pork Rib	Loins, Bone-In, Fresh 1/4” (BPN U-40)
Chicken Tatrazini	Heavy Type Hens, S.E.
Chicken Cavatelli	Breast, B/S, Georgia
Chicken w/ Noodles	Heavy Type Hens, S.E.
Chicken w/ Salsa	Breast, B/S, Georgia
Chicken w/ Thai Sauce	Heavy Type Hens, S.E.
Chili & Macaroni	Boneless Beef, 85% (BPN U-24)
County Captain Chicken	Breast, B/S, Georgia
Chicken Breast	Breast, B/S, Georgia
Meatloaf w/ Gravy	Boneless Beef, 85% (BPN U-24)
Spaghetti w/ Meat Sauce	Boneless Beef, 85% (BPN U-24)
Turkey Breast Pot/Gravy	Breast, B/S, TOM
Beef Snacks	Outside Round, IMPS 171B (BPN U-31)
Subtotal

MRE Assembly	Linerboard (42-lb) Unbleached Kraft	$368.3333	$436.6667	-15.65%	$0.9380

Total Price Adjustment

Option Year 1 Original Contract Unit Price

Adjusted Unit Price for Option Year 1

3

SP0300-02-R-7049, MRE XXIII-XXV

Economic Price Adjustment (EPA) Calculations

Item:  Beef Enchiladas, Beef Stow and Beef Teriyaki

Economic Indicator IMPS 167A Round, Knuckle, Trimmed, Wtd. Avg, (BPN U-12)

Publication: USDA Weekly National Carlet Meat Report

Base Period		1st Adjusting Period
Report Date	Price	Report Date	Price
03/02/02		12/21/02
03/09/02		12/28/02
03/16/02		01/04/03
03/23/02		01/11/03
03/30/02		01/18/03
04/06/02		01/25/03
04/13/02		02/01/03
04/20/02		02/08/03
04/27/02		02/15/03
05/04/02		02/22/03
05/11/02		03/01/03
05/18/02		03/08/03
05/25/02		03/10/03
06/01/02		03/22/03
06/08/02		03/20/03
06/15/02		04/05/03
08/22/02		04/12/03
06/29/02		04/19/03
07/06/02		04/26/03
07/13/02		05/03/03
07/20/02		05/10/03
07/27/02		05/17/03
08/03/02		05/24/03
08/10/02		05/31/03
08/17/02		06/07/03
08/24/02		06/14/03
08/31/02		06/28/03
09/07/02		06/28/03
09/14/02		07/05/03
09/21/02		07/12/03
09/28/02		07/19/03
10/05/02		07/26/03
10/12/02		08/02/03
10/19/02		08/09/03
10/26/02		08/16/03
11/02/02		08/23/03
11/09/02		08/30/03
11/16/02		09/06/03
11/23/02		09/13/03
11/30/02		09/20/03
12/07/02		09/27/03
12/14/02		10/04/03
12/21/02		10/11/03
12/28/02		10/18/03
01/04/03		10/25/03
01/11/03		11/01/03
01/18/03		11/08/03
01/25/03		11/15/03
02/01/03		11/22/03
02/08/03		11/28/03
02/15/03		12/06/03
02/22/03		12/13/03

Average

4

SP0300-02-R-7049, MRE XXIII-XXV

Economic Price Adjustment (EPA) Calculations

Items:  Beef Party; Beef Ravloll; Beef Steak w/ Mushrooms; Beef Roast w/ Vegetables:

Chilli & Macaroni; Beaf w/ Mushrooms; Meatloaf w/ Gravy; and Spaghetti w/ Meat Sauce

Economic Indicator:  Boneless Processing Beef/Beef Trimmings, FOB Omaha 85% Fresh, Wtd. Avg (BPN U-24)

Publication:  USDA Weekly National Cartot Meat Report

Base Period		1st Adjusting Period
Report Date	Price	Report Date	Price
03/02/02		12/21/02
03/09/02		12/28/02
03/16/02		01/04/03
03/23/02		01/11/03
03/30/02		01/18/03
04/08/02		01/25/03
04/13/02		02/01/03
04/20/02		02/08/03
04/27/02		02/16/03
05/04/02		02/22/03
05/11/02		03/01/03
05/18/02		03/08/03
05/25/02		03/15/03
06/01/02		03/22/03
06/08/02		03/29/03
06/15/02		04/05/03
06/22/02		04/12/03
06/29/02		04/19/03
07/06/02		04/26/03
07/13/02		05/03/03
07/20/02		05/10/03
07/27/02		05/17/03
08/03/02		05/24/03
08/10/02		05/31/03
08/17/02		06/07/03
08/24/02		06/14/03
08/31/02		06/21/03
09/07/02		06/28/03
09/14/02		07/05/03
09/21/02		07/12/03
09/28/02		07/19/03
10/05/02		07/26/03
10/12/02		08/02/03
10/19/02		08/09/03
10/26/02		08/16/03
11/02/02		08/23/03
11/09/02		08/30/03
11/16/02		09/06/03
11/23/02		09/13/03
11/30/02		09/20/03
12/07/02		09/27/03
12/14/02		10/04/03
12/21/02		10/11/03
12/28/02		10/18/03
01/04/03		10/25/03
01/11/03		11/01/03
01/18/03		11/08/03
01/25/03		11/15/03
02/01/03		11/22/03
02/03/03		11/29/03
02/15/03		12/06/03
02/22/03		12/13/03
Average

5

SP0300-02-R-7049, MRE XXIII-XXV

Economic Price Adjustmant (EPA) Calculations

Item:  Boneless Pork Rib

Economic Indicator: Loins. Bone-in, Frsh, 1/4” Trim 13-19”, C4, Wtd. Avg. (BPN U-40)

Publication: USDA Weekly National Carlot Meat Report

Base Period		1st Adjusting Period
Report Date	Price	Report Date	Price
03/02/02		12/21/02
03/09/02		12/28/02
03/16/02		01/04/03
03/23/02		01/11/03
03/30/02		01/18/03
04/06/02		01/25/03
04/13/02		02/01/03
04/20/02		02/08/03
04/27/02		02/15/03
05/04/02		02/22/03
05/11/02		03/01/03
05/18/02		03/08/03
05/25/02		03/15/03
06/01/02		03/22/03
06/08/02		03/29/03
06/15/02		04/05/03
06/22/02		04/12/03
06/29/02		04/19/03
07/06/02		04/26/03
07/13/02		05/03/03
07/20/02		05/10/03
07/27/02		05/17/03
08/03/02		05/24/03
08/10/02		05/31/03
08/17/02		06/07/03
08/24/02		06/14/03
08/31/02		06/21/03
09/07/02		06/28/03
09/14/02		07/05/03
09/21/02		07/12/03
09/28/02		07/19/03
10/05/02		07/26/03
10/12/02		08/02/03
10/19/02		05/09/03
10/26/02		06/16/03
11/02/02		08/23/03
11/09/02		08/30/03
11/16/02		09/06/03
11/23/02		09/13/03
11/30/02		09/20/03
12/07/02		09/27/03
12/14/02		10/04/03
12/21/02		10/11/03
12/28/02		10/18/03
01/04/03		10/25/03
01/11/03		11/01/03
01/18/03		11/08/03
01/25/03		11/15/03
02/01/03		11/22/03
02/08/03		11/29/03
02/15/03		12/06/03
02/22/03		12/13/03

Average

6

SP0300-02-R-7049, MRE XXIII-XXV

Economic Price Adjustment (EPA) Calculations

Items: Chicken Tetrazini; Chicken w/ Noodles; and Chicken w/ Thai Sauce

Economic Indicator: Heavy Type Hens, S.E. Heavy Live Hen Market at Farm Buyer Loading, Wtd. Avg.

Publication: USDA Broller Market News Report

Base Period		1st Adjusting Period
Report Date	Price	Report Date	Price
03/04/02		12/23/02
03/11/02		12/30/02
03/18/02		01/06/03
03/25/02		01/13/03
04/01/02		01/21/03
04/08/02		01/27/03
04/15/02		02/03/03
04/22/02		02/10/03
04/29/02		02/17/03
05/06/02		02/24/03
05/13/02		03/03/03
05/20/02		03/10/03
05/27/02		03/17/03
06/03/02		03/24/03
06/10/02		03/31/03
06/17/02		04/07/03
06/24/02		04/14/03
07/01/02		04/21/03
07/08/02		04/28/03
07/15/02		05/05/03
07/22/02		05/12/03
07/29/02		05/19/03
08/05/02		05/27/03
08/12/02		06/02/03
08/19/02		06/09/03
08/26/02		06/16/03
0903/02		06/23/03
09/09/02		06/30/03
09/16/02		07/07/03
09/23/02		07/14/03
09/30/02		07/21/03
10/07/02		07/28/03
10/15/02		09/04/03
10/21/02		08/11/03
10/28/02		08/18/03
11/04/02		08/25/03
11/12/02		09/02/03
11/19/02		09/08/03
11/26/02		09/15/03
12/02/02		09/22/03
12/09/02		09/29/03
12/16/02		10/06/03
12/23/02		10/14/03
12/30/02		10/20/03
01/06/03		10/27/03
01/13/03		11/03/03
01/21/03		11/10/03
01/27/03		11/17/03
02/03/03		11/24/03
02/10/03		12/01/03
02/17/03		12/08/03
02/24/03		12/15/03

Average

7

SP0300-02-R-7049, MRE XXIII-XXV

Economic Price Adjustment (EPA) Calculations

Items: Chicken w/ Caveteii: Chicken w/ Salse; Country Captain Chicken; & Chicken Breast

Economic Indicator: Breasts, B/S, Georgia FOB Dock, Wtd. Avg. Price

Publication: USDA Broiler Market News Report (Monday Edition)

Base Period		1st Adjusting Period
Report Date	Price	Report Date	Price
03/04/02		12/23/02
03/11/02		12/30/02
03/18/02		01/06/03
03/26/02		01/13/03
04/01/02		01/21/03
04/08/02		01/27/03
04/15/02		02/03/03
04/22/02		02/10/03
04/29/02		02/10/03
05/06/02		02/24/03
05/13/02		03/03/03
05/20/02		03/10/03
05/28/02		03/17/03
06/03/02		03/24/03
08/10/02		03/31/03
08/17/02		04/07/03
06/24/02		04/14/03
07/01/02		04/21/03
07/08/02		04/28/03
07/15/02		05/05/03
07/22/02		05/12/03
07/29/02		05/19/03
08/05/02		05/27/03
08/12/02		06/02/03
08/19/02		06/09/03
08/28/02		06/16/03
09/03/02		06/23/03
09/09/02		06/30/03
09/16/02		07/07/03
09/23/02		07/14/03
09/30/02		07/21/03
10/07/02		07/28/03
10/15/02		08/04/03
10/21/02		08/11/03
10/28/02		08/18/03
11/04/02		08/26/03
11/12/02		09/02/03
11/18/02		09/08/03
11/25/02		09/15/03
12/02/02		09/22/03
12/09/02		09/29/03
12/16/02		10/06/03
12/23/02		10/14/03
12/30/02		10/20/03
01/06/03		10/27/03
01/13/03		11/03/03
01/21/03		11/10/03
01/27/03		11/17/03
02/03/03		11/24/03
02/10/03		12/01/03
02/18/03		12/08/03
02/24/03		12/15/03

Average

8

SP0300-02-R-7049, MRE XXIII-XXV

Economic Price Adjustment (EPA) Calculations

Item:  Turkey Breast Pot/Gravy

Economic Indicator:  Breasts, B/S, TOM, National Young Turkey Parts & Bulk Meat, Wtd. Avg. Price

Publication:  USDA Turkey Market News Report

Base Period		1st Adjusting Period
Report Date	Price	Report Date	Price
03/04/02		12/23/02
03/11/02		12/30/02
03/18/02		01/06/03
03/25/02		01/13/03
04/01/02		01/21/03
04/08/02		01/27/03
04/15/02		02/03/03
04/22/02		02/10/03
04/29/02		02/17/03
05/06/02		02/24/03
05/13/02		03/03/03
05/20/02		03/10/03
05/28/02		03/17/03
06/03/02		03/24/03
06/10/02		03/31/03
06/17/02		04/07/03
06/24/02		04/14/03
07/01/02		04/21/03
07/08/02		04/28/03
07/15/02		05/05/03
07/22/02		05/12/03
07/29/02		05/19/03
08/05/02		05/27/03
08/12/02		06/02/03
08/19/02		06/09/03
08/26/02		06/16/03
09/03/02		06/23/03
09/09/02		06/30/03
09/16/02		07/07/03
09/23/02		07/14/03
09/30/02		07/21/03
10/07/02		07/28/03
10/15/02		08/04/03
10/21/02		08/11/03
10/28/02		08/18/03
11/04/02		08/25/03
11/12/02		09/02/03
11/18/02		09/08/03
11/25/02		09/15/03
12/02/02		09/22/03
12/09/02		09/29/03
12/16/02		10/06/03
12/23/02		10/14/03
12/30/02		10/20/03
01/06/03		10/27/03
01/13/03		11/03/03
01/21/03		11/10/03
01/27/03		11/17/03
02/03/03		11/24/03
02/10/03		12/01/03
02/17/03		12/08/03
02/24/03		12/15/03

Average

9

SP0300-02-R-7049, MRE XXIII-XXV

Economic Price Adjustment (EPA) Calculations

Item:  Beef Snacks

Economic Indicator:  Round, Outside Round, IMPS 171B Wtd. Avg. (BPN U-31)

Publication:  USDA Weekly National Carlot Meat Report

Base Period		1st Adjusting Period
Report Date	Price	Report Date	Price
03/02/02		12/21/02
03/09/02		12/28/02
03/16/02		01/04/03
03/23/02		01/11/03
03/30/02		01/18/03
04/06/02		01/25/03
04/13/02		02/01/03
04/20/02		02/08/03
04/27/02		02/15/03
05/04/02		02/22/03
05/11/02		03/01/03
05/18/02		03/08/03
05/26/02		03/15/03
06/01/02		03/22/03
06/08/02		03/29/03
06/15/02		04/05/03
06/22/02		04/12/03
06/29/02		04/10/03
07/06/02		04/26/03
07/13/02		05/03/03
07/20/02		05/10/03
07/27/02		05/17/03
08/03/02		05/24/03
08/10/02		05/31/03
08/17/02		06/07/03
08/24/02		06/14/03
08/31/02		06/21/03
09/07/02		06/28/03
09/14/02		07/05/03
09/21/02		07/12/03
09/28/02		07/19/03
10/05/02		07/26/03
10/12/02		08/02/03
10/19/02		08/09/03
10/26/02		08/16/03
11/02/02		08/23/03
11/09/02		08/30/03
11/16/02		09/06/03
11/23/02		09/13/03
11/30/02		09/20/03
12/07/02		09/27/03
12/14/02		10/04/03
12/21/02		10/11/03
12/28/02		10/18/03
01/04/03		10/25/03
01/11/03		11/01/03
01/18/03		11/08/03
01/25/03		11/15/03
02/01/03		11/22/03
02/08/03		11/29/03
02/15/03		12/06/03
02/22/03		12/13/03

Average

10

SP0300-02-R-7049, MRE XXIII-XXV

Economic Price Adjustment (EPA) Calculations

Item:  MRE Assembly

Economic Indicator:  Lineboard (42 Ib.) Unbleached Kraft, East, Sh. ton

Publication:  Pulp & Paper Week

Base Period				1st Adjusting Period
Report Date	Low	High	Average	Report Date	Low	High	Average
Aug-02				Jun-03
Sep-02				Jul-03
Oct-02				Aug-03
Nov-22				Sep-03
Dec-22				Oct-03
Jan-03				Nov-23

Ave. Price

11

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00034	MAY 18, 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. Tallent 215-737-2969	San Antonio, TX 78294

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SP0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	March 31, 2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☒

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN 8970-00-149-1094

Page 2 of P00031, para 2 delete “DFAS-BED” and insert “DFAS-BVD”

Cntinued on Page 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	5/18/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00035	MAY 21, 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. Tallent 215-737-2969	San Antonio, TX 78294

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SPM300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	March 31, 2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
SG 97X4930.5CS0 01 26.0 S33150

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☒

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN 8970-00-149-1094

To clarify P00031, for SPM300-03-D-Z107 the following is provided:  The changes in modification P00031 are effective for all modifications and delivery orders and contract lines with deliveries subsequent to delivery order 0005 line item 0003AA.  Payment for line 0003AA will be made by the original payment office (MOCAS) using the original contract accounting and appropriations data.  All lines after 0003AA will be paid using the address (as modified) and accounting data referenced in P00031.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	5/21/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00036	JULY 16, 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. Tallent 215-737-2969	San Antonio, TX 78294

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SPM300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	March 31, 2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
BX: 97X 4930 5CBX 001 2630 S33150

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR CLAUSE 52.243-1, CHANGES, FIXED PRICE

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN 8970-00-149-1094

Continued on Page 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	7/16/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

The following changes apply to the listed MRE items.

Sec E -5,A Product examination, line 9 – after “pouches immersed in” delete “140°F to 190°F” or delete “180°F to 190°F” and insert “not less than 140°F”.

Sec E -5,B(x) Drained weight test, line 3 – delete “140°F to 190°F” or “180°F to 190°F’ and insert “not less than 140°F”.

Document number	Document name	Document date
PCR-C-050	Chicken w/Black Beans in Sauce, Pouch	10 Oct 02
PCR-R-007	Refried Beans, Pouch	10 Oct 02
PCR-N-001A	Noodles in Butter Sauce, Pouch	6 Aug 02
PCR-C-049	Cajun Rice w/Beans & Beef Sausage, Pouch	6 Aug 02
PCR-V-004	Veggie Burger in BBQ Sauce, Pouch	6 Aug 02
PCR-M-009	Macaroni & Cheese, Mexican style, Pouch	6 Aug 02

PCR-C-045	Clam Chowder, New England style, Pouch	25 Oct 01
PCR-P-028	Pork Rib, Boneless, Imitation, Pouch	25 Oct 01
PCR-V-003	Vegetable Manicotti, in Tomato Sauce, Pouch	24 Oct 01
PCR-B-035	Beef Roast w/Vegetables, Pouch	24 Oct 01
PCR-C-027	Chili and Macaroni, Pouch	15 Nov 00
PCR-B-020	Beef Stew, Pouch	15 Nov 00
PCR-B-021	Beef Ravioli in Meat Sauce, Pouch	15 Nov 00
PCR-B-029	Beef Patty, Grilled, Pouch	15 Nov 00
PCR-B-030	Beefsteak, Grilled w/Mushroom Gravy, Pouch	15 Nov 00
PCR-S-011	Seafood Tortellini, Pouch	15 Nov 00

2

PCR-C-019A	Country Captain Chicken, Pouch	31 Jul 00
PCR-J-001	Jambalaya w/Ham & shrimp, Pouch	30 Sep 99
PCR-B-010(1)	Beef Enchilada in Sauce, Pouch	30 Sep 99
PCR-P-011	Potatoes, Mashed, Pouch	30 Sep 99
PCR-C-023	Chicken Breast w/Cavatelli, Pouch	8 Oct 98
PCR-C-022	Chicken Breast Grilled, Fillet, Pouch	8 Oct 98
PCR-C-020	Cheese Tortellini, Pouch	8 Oct 98
PCR-C-021	Chicken, Noodles w/Vegetables, Pouch	8 Oct 98
PCR-P-009	Pasta w/Vegetables in Tomato Sauce, Pouch	8 Oct 98
PCR-M-004	Minestrone Stew, Pouch	2 Oct 98
PCR-B-011	Beans, Western, Pouch	1 Oct 98
PCR-C-018	Chicken Tetrazzini, Pouch	1 Oct 98
PCR-B-0002	Black Bean and Rice Burrito, Pouch	17 Dec 97
PCR-S-0002	Spaghetti w/Meat Sauce, Pouch	5 Nov 97
PCR-M-0001	Meatloaf w/Gravy, Pouch	22 Sep 97
PCR-C-0002	Chicken Breast w/Salsa, Pouch	22 Sep 97

The MRE 25 entree/side dishes shall include these new requirements, as applicable.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00037	4 AUGUST 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F. Tallent 215-737-2969	San Antonio, TX 78294

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505
9B. DATED (SEE ITEM 11)
☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SPM300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	March 31, 2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified

12. Accounting and Appropriation Data (if required)
BX: 97X 4930 5CBX 001 2630 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR CLAUSE 52.243-1, CHANGES, FIXED PRICE

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MRE XXIII - NSN 8970-00-149-1094

Continued on Page 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

THOMAS L. GORDON

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ Thomas L. Gordon	8/4/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SPM300-03-D-Z107 P00037

The Wornick Company

Right Away Division

Tab 4, p.38 Osmotic Fruits (added after Wheat Snack Bread). The following changes should be added to the Packaging and Quality Assurance Provisions for CID A-A-20299A, Fruits, Osmotically Dried, 27 November 2002.

Sec C-2, D (2) Analytical and microbiological tests: In the table, insert a for “type II and “x’s” under each of the losts listed.

Fruit type	Water activity	Standard plate count	Yeast	Mold	Coliform	E. coli	Staph. aureus	Oil added
Type II	X	X	X	X	X	X	X	X
Type VII	X	X	X	X	X	X	X	X

If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days. If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased cost to the Government or the contractor. This does not waive any right of the ACO to review this modification and proceed with a formal finalization of this modification.

Modification P00029 blocks 3, and 160, are corrected to read 3-5-04.

2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00038	AUG 20, 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F.Tallent 215-737-2969	San Antonio, TX 78294

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505
9B. DATED (SEE ITEM 11)
☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SPM300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	March 31, 2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
BX: 97X 4930 5CBX 001 2630 S33150	Amount: No Change

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR CLAUSE 52.243-1, CHANGES, FIXED PRICE

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
MRE XXIII - NSN 8970-00-149-1094

The following changes should appear in the MREXXIII Technical Data Package in Tab 4, page 12.  These changes apply to PCR-C-031, Cookies with Pan Coated Chocolate Disks, for the current MRE 24 option contract, and pending and future procurements until the subject document is formally amended or revised.

See D-1A(1)c., line 3, delete “under a vacuum level of 8 to 12 inches of mercury”

See D-1A(2)b., lines 5-6, after “body of the pouch”, delete “The filled pouch.....inches of mercury.”

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	8/20/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00039	AUG 24, 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F.Tallent 215-737-2969	San Antonio, TX 78294

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505
9B. DATED (SEE ITEM 11)
☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SPM300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	March 31, 2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
BX: 97X 4930 5CBX 001 2630 S33150

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR CLAUSE 52.243-1, CHANGES, FIXED PRICE

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
MRE XXIII - NSN 8970-00-149-1094

Continued on page 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	8/24/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SPM300-03-D-Z107 P00039

The Wornick Company

Right Away Division

The following changes should appear in the MRE XXIII Technical Data Package in Tab 4, page 18. These changes apply to the Packaging Requirements and Quality Assurance Provisions for CID A-A-20164B, Nuts, Shelled, Roasted, for the current MRE 24 option contract, and pending and future procurements until the subject document is formally amended or revised.

Section E-5 Packaging and Packing Materials, B. Packing. Delete:

“(1) Shipping container examination. Examination of shipping containers . . . shall be 2.5.”

Insert: “(1) Shipping container and parking examination. The filled and sealed shipping containers shall be examined for the defects listed. The lot size shall be expressed in shipping containers. The sample unit shall be one shipping container fully packed. The inspection level shall be S-3 and the AQL, expressed to terms of defects per hundred units, shall be 4.0 for major defects and 10.0 for total defects.”

Section E-6 Quality Assurance Provisions (Product), B. Product examination. Delete: “The filled and sealed sample . . . for minor defects.”

Insert: “The finished product shall be examined for compliance with the performance requirements specified in A-A-20I64B utilizing the double sampling plans indicated in ANSI/ASQCZ1.4 – 1993. The lot size shall be expressed in pouches. The sample unit shall be the contents of one pouch. The inspection level shall be S-3 and the acceptable quality level (AQL), expressed in terms of defects per hundred units, shall be 1.5 for major defects and 4.0 for minor defects. Defects and defect classifications are listed in Table 1.”

2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00040	AUG 31, 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F.Tallent 215-737-2969	San Antonio, TX 78294

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SPM0300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	March 31, 2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
BX: 97X 4930 5CBX 001 2630 S33150

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
FAR CLAUSE 52.243-1, CHANGES, FIXED PRICE

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
MRE XXIII - NSN 8970-00-149-1094

Continued on page 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	8/31/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SPM300-03-D-Z107 P00040

The Wornick Company

Right Away Division

The following changes should appear in the MRE XXIII Technical Data Package in Tab 4, p.38 Osmotic Fruits (added after Wheat Snack Bread). The following changes should be added to the CID A-A-20299A, Fruits, Osmotically Dried and the Packaging and Quality Assurance Provisions for CID A-A-20299A, Fruits, Osmotically Dried, 27 November 2002, for the current MRE 24 option contract, and pending and future procurements until the subject document is formally amended or revised.

Packaging and Quality Assurance Provisions for CID A-A-20299A, Fruits, Osmotically Dried

Paragraph D-l, A.(l)b, line 2: Delete “4 inches wide by 7 inches long” and substitute “5 inches long by 7-1/4 inches long”.

CID A-A-20299A, Fruits, Osmotically Dried

Delete paragraph 5.2.1 in its entirety and substitute:

“5.2.1 Osmotic Preservation

5.2.1.1 Types I-VIII. The osmotically dried fruits may be infused with sugar or other sweeteners as appropriate for the type of fruit. Flavors (including acids) and colors may be used as appropriate.

5.2.1.2 Type IX. The raisins (dried) may be infused with sugar, juice concentrates, or other sweeteners.”

2

SPM300-03-D-Z107 P00040

The Wornick Company

Right Away Division

The following changes should appear in the MRE XXIII Technical Data Package in Tab 4, CID A-A-20177B, Candy and Chocolate Confections. The following changes should be added to the CID A-A-20177B, Candy and Chocolate Confections and the Packaging and Quality Assurance Provisions for CID A-A-20177B, Candy and Chocolate Confections, for the current MRE 24 option contract, and pending and procurements until the subject document is formally amended or revised.

CID A-A-20177B, Candy and Chocolate Confections

Paragraph 5.3.1, line 6: After “(1.25 oz) bar” insert “or the vanilla flavored caramels shall be individual wrapped and overwrapped loose in a bag with a minimum net weight of 35.4 g (1.25 oz)”.

Packaging and Quality Assurance Provisions for CID A-A-20177B, Candy and Chocolate Confections

Paragraph D-1,A.(1)b, line 2: Delete “4 inches wide by 7 inches long” and substitute “5 inches long by 7-1/4 inches long”.

Pages 5-7

Defects 104, 106, 109, 110, 113, 115, 117, 119, 123, 126, 128: Change from major to minor detects and renumber accordingly.

If the contractor incurs increased or decreased costs as a result of this modification the changed costs must be submitted to the ACO within 30 days. If nothing is submitted within 30 days, this modification will be considered finalized at no increased or decreased cost to the Government or the contractor. This does not waive any right of the ACO to review this modification and proceed with a formal finalization of this modification.

3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00041	SEP 14, 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F.Tallent 215-737-2969	San Antonio, TX 78294

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SPM300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	March 31, 2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
BX: 97X 4930 5CBX 001 2630 S33150

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR CLAUSE 52.243-1, CHANGES, FIXED PRICE

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
MRE XXIII - NSN 8970-00-149-1094

Continued on page 2 & 3

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

JAMES A. LECOLLIER

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ James A. Lecollier	9/14/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SPM300-03-D-Z107 P00041

The Wornick Company

Right Away Division

The following changes (1. through 4.) apply to Technical Data Package: Meal, Ready-to-Eat (MRE), Humanitarian Daily Ration (HDR), Sections C, D, E, J, Solicitation SPO300-02-R-7049:

1.  Tab 5, page 61, paragraphs D-3 PACKING and D-4 MARKING: Delete entire paragraphs and substitute:

“In lieu of the PACKING, MARKING, AND UNITIZATION REQUIREMENTS cited under individual entree components in this section, the following PACKING, MARKING, AND UNITIZATION REQUIREMENTS may be utilized for CFM components EXCEPT ASSEMBLED RATIONS, AND FLAMELESS RATION HEATERS:

D-3 PACKING

It shall be the responsibility of the Assembly Contractor to ensure that CFM product shipped to a unit packager and/or to the assembly point is packed such as to assure product compliance with applicable end item requirements.

D-4 MARKING

Marking of CFM product shipping containers shipped to a unit packager and/or to the assembly point shall be in accordance with applicable Federal and/or State requirements, provided that a production lot number that indicates the production date of the contents is included. The lot number on the shipping container may be “in the clear”, a Julian date code, or such other code as must be explained in a letter to the Contracting Officer and to the applicable inspection personnel.

D-5 UNITIZATION

It shall be the responsibility of the Assembly Contractor to ensure that CFM product shipped to a unit packager and/or to the assembly point is unitized or otherwise shipped such as to assure product compliance with applicable end item requirements and to be in accordance with applicable Federal and/or State regulatory requirements.”

2.  Tab 6, page 24, paragraph E-1-E-1. Assembled MRE Fiberboard Boxes and Sleeves: Delete entire paragraph.

3.  Tab 6, page 25, paragraph E-1-E-2: Delete title line and substitute: “E-1-E, Packaging and Packing Materials.”

4.  Tab 6, page 25, paragraph E-1-E-2: Delete first sentence and substitute: “Packaging components (e.g., fiberboard shipping boxes, cartons, rollstock, preformed pouches, packets, accessory and menu subassembly pack bags, material & menu bags, strapping materials, fiberboard caps, adhesive, tape) are subject to DSCP Clause 52.246-9P20.”

2

SPM300-03-D-Z107 P00041

The Wornick Company

Right Away Division

The following changes apply to the PCR-D-002. Delete paragraph D-2 LABELING and substitute the following:

“D-2 LABELING

A. Pouches.  Each pouch shall be correctly and legibly labeled. Printing ink shall be permanent black ink or other, dark, contrasting color which is free of careinogenic elements. The label shall contain the following information:

(1) Name and flavor of product (letters not less than 1/8 inch high)

(2) Ingredients

(3) Date (1)

(4) Net Weight

(5) Contractor’s name and address

(6) “Nutrition Facts” label in accordance with the Nutrition Labeling and Education Act (NLEA) and all applicable FDA/USDA regulations.

(7) The following directions shall be printed on the envelope:

TEAR POUCH AT NOTCH. ADD 6 OUNCES OF COLD WATER (ABOUT 1/4 canteen cup) TO POUCH. FOLD OVER TOP OF POUCH. FIRMLY HOLDING THE TOP OF POUCH, SHAKE 60 SECONDS, CONSUME PROMPTLY (WITHIN 1 HOUR)

(1) Each pouch shall have the date of pack noted by using a four-digit code beginning with the final digit of the current year followed by the three digit Julian day code. For example, 27 May 04 would be coded as 4148. The Julian day code shall represent the day the product was packaged into the pouch.”

3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
P00042	15 SEP 2004

6. ISSUED BY	CODE	SP0300	7. ADMINISTERED BY (if other than Item 6)	CODE	S4404A

Defense Supply Center Philadelphia	DCMC San Antonio
700 Robbins Avenue	615 E. Houston Street
Philadelphia, PA 19111-5098	PO Box 1040
DSCP-HRAA-F.Tallent 215-737-2969	San Antonio, TX 78294

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	☒	9A. AMENDMENT OF SOLICITATION NO.

The Wornick Co. Right Away Division 200 North First Street McAllen, TX 78505	9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
SPM300-03-D-Z107

10B. DATED (SEE ITEM 13)
CODE 060120	FACILITY CODE	March 31, 2003

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)
BX: 97X 4930 5CBX 001 2630 S33150

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	FAR CLAUSE 52.243-1, CHANGES, FIXED PRICE

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc).  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor ☒ is not, ☐ is required to sign this document and return	copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
MRE XXIII - NSN 8970-00-149-1094

Continued on page 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

THOMAS L. GORDON

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

BY	/s/ Thomas L. Gordon	9/15/04
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-9070	PerFORM (DLA)	STANDARD FORM 30 (REV. 10.83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

1

SPM300-03-D-Z107 P000042

The Wornick Company

Right Away Division

Make the following changes to A-A20295B August 17, 2004 pages 14-15 paragraph B.(2)b. & d.

b. Vacuum packed pouch. The net weight of the filled and sealed pouches shall be determined by weighing each sample unit on a suitable scale tared with a representative empty pouch. Results shall be reported to the nearest 1 gram.

d. Oxygen scavenger pouch. The net weight shall be determined by weighing each sample unit on a suitable scale tared with a representative empty pouch and an oxygen scavenger packet. Results shall be reported the nearest 1 gram.

2